PROSPECTUS

                                                                    SMITH BARNEY
                                                                      MUNI FUNDS

                                                                         Limited
                                                                            Term
                                                                       Portfolio


                                                                   July 29, 1998


                                                   Prospectus begins on page one

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Prospectus                                                         July 29, 1998
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      Smith Barney Muni Funds
      Limited Term Portfolio
      388 Greenwich Street
      New York, New York 10013
      (800) 451-2010


      The Limited Term Portfolio (the "Portfolio") is one of eight investment portfolios that currently comprise Smith Barney Muni Funds (the "Fund"). The Portfolio seeks to pay its shareholders as high a level of income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio will normally invest in securities with remaining maturities no greater than 20 years. The dollar-weighted average maturity of the Portfolio will normally be not less than three nor more than 10 years. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax.


      This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


      Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time (the "SAI"), which is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.


SMITH BARNEY INC.
Distributor


MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



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Table of Contents
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Prospectus Summary                                                             3
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Financial Highlights                                                           8
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Investment Objective and Management Policies                                  11
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Valuation of Shares                                                           16
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Dividends, Distributions and Taxes                                            17
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Purchase of Shares                                                            19
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Exchange Privilege                                                            25
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Redemption of Shares                                                          28
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Minimum Account Size                                                          30
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Performance                                                                   31
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Management of the Fund                                                        32
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Distribution                                                                  33
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Additional Information                                                        34
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================================================================================
      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Portfolio or Smith Barney Inc. ("Smith Barney" or the "Distributor"). This Prospectus does not constitute an offer by the Portfolio or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
================================================================================



2
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Prospectus Summary
--------------------------------------------------------------------------------


      The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."


      INVESTMENT OBJECTIVE The Portfolio seeks to pay its shareholders as high a level of income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio will normally invest in securities with remaining maturities no greater than 20 years. The dollar-weighted average maturity of the Portfolio will normally be not less than three nor more than 10 years. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax. See "Investment Objective and Management Policies."


      ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers three classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered two Classes of shares: Class A shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A third Class of shares, Class Y shares, is offered only to investors meeting an initial investment minimum of at least $15,000,000. See "Purchase of Shares" and "Redemption of Shares."


      Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of 2.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Alternative Purchase Arrangements -- No Initial Sales Charge."


      Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.20% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class L shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, which would be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset



                                                                               3
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Prospectus Summary (continued)
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value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.

      In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:


      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for purchase of shares without an initial sales charge and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class L shares, which have a lower upfront sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are not investing or intending to invest an amount which would receive a sales charge discount and who have a short-term or undetermined time frame. Finally, investors should consider the effect of the CDSC period in the context of their own investment time frame.

      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price would be immediately invested in the Portfolio. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." See "Purchase of Shares." Because the ongoing expenses of Class A shares will be lower than those for Class L shares, purchasers eligible to purchase Class A shares at net asset value should consider doing so.

      Financial Consultants of Smith Barney Inc. ("Smith Barney" or the "Distributor") may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class L shares is the same as that of an initial sales charge.


      See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

      PURCHASE OF SHARES Shares may be purchased through a brokerage account maintained with Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."


4
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Prospectus Summary (continued)
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      INVESTMENT MINIMUMS Investors in Class A and Class L shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum investment requirements for purchases of Portfolio shares through the Systematic Investment Plan are described below. There is no minimum investment requirement in Class A shares for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans. See "Purchase of Shares."

      SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A and Class L shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25, and on a quarterly basis is $50. See "Purchase of Shares."


      REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."


      MANAGEMENT OF THE PORTFOLIO Mutual Management Corp. ("MMC" or the "Manager"), formerly known as Smith Barney Mutual Funds Management Inc., serves as the Portfolio's investment manager. MMC provides investment advisory and management services to various investment companies comprising the Smith Barney Mutual Funds. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."


      EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

      VALUATION OF SHARES Net asset value of the Portfolio for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."


      DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are paid at least annually. See "Dividends, Distributions and Taxes."



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Prospectus Summary (continued)
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      REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of any Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. See "Dividends, Distributions and Taxes."

      RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers of municipal obligations purchased by the Portfolio. See "Investment Objective and Management Policies."


      THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Portfolio's operating expenses for its most recent fiscal year:

Limited Term Portfolio                        Class A     Class L*    Class Y
--------------------------------------------------------------------------------
Shareholder Transaction Expenses
  Maximum sales charge imposed on
    purchases (as a percentage of
    offering price)                            2.00%       1.00%*       None
  Maximum CDSC (as a percentage of
    original cost or redemption
    proceeds, whichever is lower)              None**      1.00%        None

Annual Portfolio Operating Expenses
(as a percentage of average net assets)
  Management fees                              0.50%       0.50%        0.50%
  12b-1 fees***                                0.15        0.35          --
  Other expenses                               0.09        0.14         0.09****
                                               ----        ----         ----
Total Portfolio Operating Expenses             0.74%       0.99%        0.59%
                                               ====        ====         ====
--------------------------------------------------------------------------------

* Class L shares were previously named Class C shares. For shareholders who owned Class C shares of the Portfolio, Class L shares may be purchased without incurring the 1% initial sales charge until June 25, 1999.

** Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

*** Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

**** For Class Y shares, "Other expenses" have been estimated because no Class Y shares were outstanding for the fiscal year ended March 31, 1998.


      Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of


6
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Prospectus Summary (continued)
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the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of the assets held through the Program. For more information, please call your Smith Barney Financial Consultant.


      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Portfolio shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class L shares and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives, with respect to Class L shares, an annual 12b-1 fee of 0.35% of the value of average daily net assets of that Class, consisting of a 0.20% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.


      Example

      The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."


Limited Term Portfolio            1 Year      3 Years      5 Years      10 Years
--------------------------------------------------------------------------------
An investor would pay the
   following expenses on a
   $1,000 investment, assuming
   (1) 5.00% annual return and
   (2) redemption at the end
   of each time period:
      Class A...................   $27          $43           $60         $110
      Class L...................    30           41            64          130
      Class Y...................     6           19            33           74

An investor would pay the
   following expenses on the
   same investment, assuming
   the same annual return
   and no redemption:
      Class A...................   $27          $43           $60         $110
      Class L...................    20           41            64          130
      Class Y...................     6           19            33           74
--------------------------------------------------------------------------------


      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.


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Financial Highlights
--------------------------------------------------------------------------------


      The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon for the five-year period ended March 31, 1998 appears in the Portfolio's annual report dated March 31, 1998. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Portfolio's Annual Report to Shareholders, which is incorporated by reference into the SAI. As of March 31, 1998, no Class Y shares were outstanding and, accordingly, no comparable information is available for that class.


For a share of beneficial interest outstanding throughout each year:


Limited Term Portfolio                           Class A Shares
--------------------------------------------------------------------------------
Year Ended March 31,              1998    1997    1996    1995    1994(1)  1993
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year                $6.54   $6.61   $6.54   $6.55   $6.68    $6.45
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income (2)       0.34    0.34    0.36    0.36    0.37     0.39
  Net realized and unrealized
  gain (loss)                     0.22   (0.06)   0.07      --   (0.13)    0.23
--------------------------------------------------------------------------------
Total Income from Operations      0.56    0.28    0.43    0.36    0.24     0.62
================================================================================
Less Distributions From:
  Net investment income          (0.34)  (0.35)  (0.36)  (0.37)  (0.37)   (0.39)
--------------------------------------------------------------------------------
Total Distributions              (0.34)  (0.35)  (0.36)  (0.37)  (0.37)   (0.39)
--------------------------------------------------------------------------------
Net Asset Value, End of Year     $6.76   $6.54   $6.61   $6.54   $6.55    $6.68
================================================================================
Total Return(P.)                  8.66%   4.30%   6.65%   5.69%   3.65%    9.82%
--------------------------------------------------------------------------------
Net Assets, End of Year
  (millions)                      $257    $260    $278    $245    $282     $242
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)                    0.74%   0.75%   0.75%   0.61%   0.53%    0.55%
  Net Investment Income           5.14    5.16    5.43    5.61    5.53     5.90
--------------------------------------------------------------------------------
Portfolio Turnover Rate             58%     46%     26%     22%     25%      25%
================================================================================

(1) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(2) The Manager has waived all or a part of its fees for each of the years in the four-year period ended March 31, 1992. If such fees were not waived, the per share decrease of net investment income and the ratios of expenses to average net assets would have been:
(P.) Total returns do not reflect sales loads or contingent deferred sales charges.




8
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Financial Highlights (continued)
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For a share of beneficial interest outstanding throughout each year:


Limited Term Portfolio*                          Class A Shares
--------------------------------------------------------------------------------
Year Ended March 31,              1992          1991         1990       1989**
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year                $6.38         $6.28        $6.20      $6.25
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income(1)        0.42          0.43         0.44       0.13
  Net realized and unrealized
  gain (loss)                     0.07          0.07         0.10      (0.05)
--------------------------------------------------------------------------------
Total Income from Operations      0.49          0.50         0.54       0.08
================================================================================
Less Distributions From:
  Net investment income          (0.42)        (0.40)       (0.46)     (0.13)
--------------------------------------------------------------------------------
Total Distributions              (0.42)        (0.40)       (0.46)     (0.13)
--------------------------------------------------------------------------------
Net Asset Value, End of Year     $6.45         $6.38        $6.28      $6.20
================================================================================
Total Return(P.)                  7.99%         8.23%        9.07%      1.09%++
--------------------------------------------------------------------------------
Net Assets, End of Year
  (millions)                      $157           $65          $20         $5
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(1)                     0.49%         0.33%        0.30%      0.30%+
  Net Investment Income           6.42          6.77         6.98       6.58+
--------------------------------------------------------------------------------
Portfolio Turnover Rate             26%           15%          65%        14%
================================================================================

(1) The Manager has waived all or a part of its fees for each of the years in the four-year period ended March 31, 1992. If such fees were not waived, the per share decrease of net investment income and the ratios of expenses to average net assets would have been:


                Net Investment Income                   Expense Ratios
                  Per Share Decrease                  Without Fee Waivers
           ---------------------------------      ------------------------------
            1992     1991     1990     1989       1992    1991    1990    1989
--------------------------------------------------------------------------------
Class A    $0.003   $0.011   $0.018   $0.022      0.56%   0.30%   0.30%   0.30%+
--------------------------------------------------------------------------------

(P.) Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


*    Table continued from p. 8.
**   For the period from November 28, 1988 (inception date) to March 31, 1989.

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Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:


                                                                        Class Y
Limited Term Portfolio               Class L Shares (1)                 Shares*
--------------------------------------------------------------------------------
Year Ended March 31,    1998    1997    1996    1995    1994   1993(2)   1996(3)
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year      $6.54   $6.61   $6.54   $6.54   $6.68   $6.62    $6.56
--------------------------------------------------------------------------------
Income From Operations:
  Net investment
    income              0.33    0.33    0.35    0.35    0.35    0.10     0.37
--------------------------------------------------------------------------------
  Net realized and
    unrealized gain
    (loss)              0.21   (0.06)   0.06    0.00   (0.14)   0.05     0.06
--------------------------------------------------------------------------------
Total Income from
  Operations            0.54    0.27    0.41    0.35    0.21    0.15     0.43
================================================================================
Less Distributions From:
  Net investment
    income             (0.32)  (0.34)  (0.34)  (0.35)  (0.35)  (0.09)   (0.37)
--------------------------------------------------------------------------------
Total distributions    (0.32)  (0.34)  (0.34)  (0.35)  (0.35)  (0.09)   (0.37)
--------------------------------------------------------------------------------
Net Asset Value,
  End of Year          $6.76   $6.54   $6.61   $6.54   $6.54   $6.68    $6.62
================================================================================
Total Return(P.)        8.36%   4.10%   6.45%   5.51%   3.15%   2.28%++  6.63%++
--------------------------------------------------------------------------------
Net Assets,
  End of Year
  (millions)             $31     $28     $29     $27     $27      $6     $0.2
--------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses              0.99%   0.97%   0.96%   0.89%   0.88%   0.88%+   0.58%+
  Net investment
    income              4.89    4.94    5.22    5.34    5.10    5.35+    5.56+
--------------------------------------------------------------------------------
Portfolio Turnover
  Rate                    58%     46%     26%     22%     25%     25%      26%
================================================================================

(1) On November 7, 1994 the former Class B Shares were renamed Class C Shares. On June 12, 1998, Class C shares were renamed Class L shares.
(2)  For the period from January 5, 1993 (inception date) to March 31, 1993.
(3)  For the period from April 4, 1995 (inception date) to March 31, 1996.
(P.) Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.
* As of April 11, 1996, there was complete redemption of Class Y Shares. As of March 31, 1998, no Class Y Shares were outstanding and, accordingly, no comparable information is available at this time for that class.

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Investment Objective and Management Policies
--------------------------------------------------------------------------------

      The Portfolio seeks as high a level of income exempt from Federal income taxes as is consistent with prudent investing.

      The Portfolio will normally invest in securities with remaining maturities no greater than 20 years. The dollar-weighted average maturity of the Portfolio will normally be not less than three nor more than 10 years.


      The Portfolio will seek to be fully invested in obligations that are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities that were, in the opinion of bond counsel to the issuer, exempt from Federal income taxes at the time of their issuance. For certain shareholders, a portion of the Portfolio's income may be subject to the alternative minimum tax ("AMT") on tax-exempt income discussed below.

      The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases from the proceeds of a special excise tax or other specific revenue source. Such obligations are often issued to raise money for public projects that enhance the quality of life including health facilities, housing, airports, schools, highways and bridges. Please see the SAI for a more detailed discussion about the different types of municipal obligations.


      Under the Tax Reform Act of 1986, interest income from municipal obligations issued to finance certain "private activities" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the AMT when received by a person in a tax year during which he or she is subject to that tax. Such private activity bonds include bonds issued to finance such projects as certain solid waste disposal facilities, student loan programs and water and sewage projects. Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal obligations generally will provide somewhat higher yields than other municipal obligations of comparable quality and maturity. There is no limitation on the percent or amount of the Portfolio's assets that may be invested in AMT-Subject Bonds.


      Municipal bonds purchased for the Portfolio must, at the time of purchase, be investment-grade municipal bonds, and at least two-thirds of the Portfolio's municipal bonds must be rated within the three highest ratings categories by a nationally recognized statistical rating organization ("NRSRO"). Investment-grade bonds are rated within the four highest ratings categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A and BBB by Standard & Poor's Ratings Group ("S&P"); pre-refunded bonds escrowed by U.S. Treasury obligations are considered AAA rated

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


(the highest credit rating) even though the issuer does not obtain a new rating. Up to one-third of the assets of the Portfolio may be invested in municipal bonds rated in the fourth highest category (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics; in addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Portfolio may invest. In determining the suitability of an investment in an unrated municipal bond, the Manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the Portfolio purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Portfolio but the Manager will consider such an event in determining whether the Portfolio should continue to hold the security.

      The Portfolio's short-term municipal obligations will be limited to high-grade obligations (obligations that are secured by the full faith and credit of the United States or are rated MIG I or MIG 2, VMIG I or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-I +, SP-I, SP-2, or A-1 or AA or better by S&P or have a rating within comparable categories by any other NRSRO, or obligations that are unrated but determined by the Manager to be comparable). Among the types of short-term instruments in which the Portfolio may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to liquidate the investment on no more than 30-days' notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Portfolio may purchase participation interests in variable-rate tax-exempt securities (such as industrial development bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. Participation interests will be purchased only if management believes interest income on such interests will be tax exempt when distributed as dividends to shareholders.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      The Portfolio will not invest more than 15% of the value of its net assets in illiquid securities, including those for which there is no established market.

      The Portfolio may purchase new issues of municipal obligations on a when-issued basis, i.e. delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received are each fixed on the purchase date, although no interest accrues with respect to a when-issued security prior to its stated delivery date. During the period between purchase and settlement, assets consisting of cash or debt securities of any grade having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked market daily pursuant to guidelines established by the Board of Trustees, will be segregated at the custodian bank. Interest rates at settlement may be lower or higher than on the purchase date, which would result in appreciation or depreciation, respectively. Although the Portfolio will only purchase municipal obligations on a when-issued basis with the intention of actually acquiring the securities, the Portfolio may sell these securities before the settlement date if it is deemed advisable.


      Portfolio transactions will be undertaken principally to accomplish the Portfolio's objective in relation to anticipated movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective.


      The Portfolio may borrow on a short-term basis in amounts of up to 5% of its assets in order to facilitate the settlement of portfolio securities transactions.

      The Portfolio may invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. government securities as a hedging policy in pursuit of its investment objective, provided that immediately thereafter not more than 33 1/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments will be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or market conditions but does not wish to liquidate the Portfolio's securities. A further discussion of futures contracts and their associated risks is contained in the SAI.


      The Portfolio may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.


      The Portfolio may invest in municipal lease obligations, which may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

      The liquidity of municipal lease obligations varies. Municipal leases held by the Portfolio will be considered illiquid securities unless the Board of Trustees determines that the leases are readily marketable. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Portfolio's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might be difficult. The Portfolio will not invest more than 5% of its assets in such "non-appropriation" municipal lease obligations.

      In each of the Portfolio's prior fiscal years, 100% of the Portfolio's dividends were exempt-interest dividends, excludable from gross income for Federal income tax purposes. It is a fundamental policy that under normal market conditions, the Portfolio will seek to invest 100% of its assets -- and the Portfolio will invest not less than 80% of its assets -- in municipal obligations the interest on which is exempt from Federal income taxes (other than the AMT.) The Portfolio may invest up to 20% of its assets in taxable fixed-income securities issued or guaranteed by the full faith and credit of the United States and may invest more than 20% of its assets in U.S. government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Fund's monies available for investment exceed the municipal obligations available for purchase that meet the Fund's rating, maturity and other investment criteria.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      Year 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders by Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund or shareholder services at that time.

      In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.


      RISK AND INVESTMENT CONSIDERATIONS

      The ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the municipal bond markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. In general, the longer the maturity of a municipal obligation, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal obligation. During periods of falling interest rates, the values of long-term municipal obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the value of Portfolio securities will not affect interest income derived from those securities but will affect the Portfolio's net asset value. Since the Portfolio's objective is to provide high current income, they will invest in municipal obligations with an emphasis on income rather than stability of net asset values.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the Portfolio and the value of the portfolio securities would be affected. The Board of Trustees would then reevaluate the Portfolios' investment objectives and policies.


      PORTFOLIO TRANSACTIONS AND TURNOVER


      The Portfolio's portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually, no brokerage commissions, as such, are paid by the Portfolio, since purchases and sales of municipal bonds and other debt securities are traded through broker-dealers in principal transactions, although the price usually includes a compensation to the dealer.


      The Portfolio cannot accurately predict its portfolio turnover rate, but anticipates that the annual turnover will not exceed 100%. An annual turnover rate of 100% would occur when all of the securities held by the Portfolio are replaced one time during a period of one year. The Manager will not consider turnover rate a limiting factor in making investment decisions consistent with the investment objective and policies of the Portfolio. See "Financial Highlights" for the Portfolio's annual turnover rate during each year since inception.

--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------


      The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE, which is currently 4:00 p.m. (New York City time), on each day that the NYSE is open, by dividing the value of the Portfolio's net asset values attributable to each Class by the total number of shares of the Class outstanding.


      When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term instru-

--------------------------------------------------------------------------------
Valuation of Shares (continued)
--------------------------------------------------------------------------------


ments maturing within 60 days will be valued at cost plus (minus) amortized discount (premium), if any, when amortized cost approximates fair value. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees.


--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS


      Dividends from the Portfolio's net investment income are paid monthly, and any net realized capital gains are distributed at least annually.


      If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

      Income dividends and capital gain distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"), should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.


      The per share dividends on Class L shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class L shares. The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class L and Class Y shares.

      TAXES

      The following is a summary of the material federal tax considerations affecting the Portfolio and its shareholders. Please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other federal, state, local, or foreign tax implications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of an investment.

      The Portfolio intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a separate regulated

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


investment company. In each taxable year that the Portfolio qualifies, so long as such qualification is in the best interests of its shareholders, the Portfolio will pay no federal income tax on its net investment income and long-term capital gain that is distributed to shareholders, provided the Portfolio distributes at least 90% of its net investment income and net short-term capital gains for the taxable year. The Portfolio also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to shareholders. Exempt-interest dividends are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income (or intangible) tax purposes.

      Exempt-interest dividends attributable to interest received by the Portfolio on certain "private-activity" bonds will be treated as a specific tax preference item to be included in a shareholder's alternative minimum tax computation. All exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from federal income tax for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.

      Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to federal income tax.

      The interest expense incurred by a shareholder on borrowing made to purchase or carry Portfolio shares is not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.

      Dividends paid by the Portfolio from interest income on taxable investments, net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains derived from the sale of bonds held by the Portfolio for more than one year are taxable as long-term capital gains regardless of the length of time a shareholder has owned Portfolio shares.

      Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional shares. None of the dividends paid by the Portfolio will qualify for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

      A shareholder's gain or loss on the disposition of shares (whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending on whether the shares had been owned for more than 12 months, or 12 months or less, respectively. Losses realized by a shareholder on the disposition of

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

   The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for shareholders who do not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------


      GENERAL


      The Portfolio offers three Classes of shares. Class A and Class L shares are sold to investors with an initial sales charge. Class Y shares are sold without an initial sales charge or a CDSC and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Until June 25, 1999, purchases of Class L shares by investors who were holders of Class C shares of the Portfolio on June 12, 1998 will not be subject to the 1% initial sales charge. See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

      Purchases of Portfolio shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class L or Class Y shares. Smith Barney and other broker-dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

      Investors in Class A and Class L shares may open an account by making an initial investment of at least $1,000 for each account in the Portfolio. Investors in Class Y shares may open an account by making an initial investment of at least $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A and Class L shares and the subsequent investment requirement for all

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, and their spouses and children, unitholders who invest distributions from a UIT sponsored by Smith Barney, and Directors or Trustees of any Travelers-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans.

      Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through the Distributor, payment for Portfolio shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.


      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

      The sales charges applicable to purchases of Class A shares of the Portfolio are as follows:

================================================================================
                                    Sales Charge                 Dealer's
                              % of           % of Amount   Reallowance as % of
Amount of Investment      Offering Price      Invested        Offering Price
--------------------------------------------------------------------------------
  Less than $500,000          2.00%             2.04%             1.80%
  $500,000 and over             *                 *                 *
================================================================================


      * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

      The $500,000 investment may be met by aggregating the purchases of Class A shares of the Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

      INITIAL SALES CHARGE WAIVERS -- CLASS A SHARES

      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Travelers and its subsidiaries and any Travelers-affiliated funds, including the Smith Barney Mutual Funds (including retired Board members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) investments of distributions from a UIT sponsored by Smith Barney; and (g) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

      RIGHT OF ACCUMULATION


      Class A shares of the Portfolio may be purchased by "any person" (as defined above) at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and other Smith Barney Mutual Funds offered with a sales charge, as currently listed under "Exchange Privilege," then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for purchase at net asset value. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.


      GROUP PURCHASES


      Upon completion of certain automated systems, purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative -- Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such purchase at net asset value, all purchases must be made pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. The Distributor may also offer net asset value purchase for aggregating related fiduciary accounts under such conditions that it will realize economies of sales efforts and sales-related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members, and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to the Distributor. In order to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for purchase at net asset value. Approval of group purchase at net asset value is subject to the discretion of the Distributor.


   LETTER OF INTENT

   Class A Shares. A Letter of Intent for amounts of $500,000 or more provides an opportunity for an investor to purchase shares at net asset value by aggregating the investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Portfolio and other funds of the Smith Barney Mutual Funds offered with a sales charge over a 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.


      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the same Portfolio within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

      INITIAL SALES CHARGE ALTERNATIVE -- CLASS L SHARES

      The sales charge applicable to purchases of Class L shares is 1.00% of the public offering price, which is 1.01% of the amount invested, and all of this amount is reallowed to dealers who sell Class L shares.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------



      The initial sales charge on Class L shares is paid to the Distributor. Members of the selling group may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.


      DEFERRED SALES CHARGE ALTERNATIVES


      "CDSC Shares" include any shares for which a CDSC may be imposed on certain redemptions. "CDSC Shares" are: (a) Class L shares; and (b) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original investment in the shares being redeemed or their account value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distributions; or (c) CDSC Shares redeemed more than 12 months after their purchase.


      In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.


      To provide an example, assume an investor purchased 100 Class L shares at $10 per share, net of the initial sales charge, for an investment in the Portfolio of $1,000 after deduction of the initial sales charge. Subsequently, the investor acquired five additional shares through dividend reinvestment. During the tenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1.00% (the applicable rate for Class L shares) for a total deferred sales charge of $2.40.


      WAIVERS OF CDSC

      The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994; (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

      CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------

      Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A and Class C shares are subject to minimum investment requirements and all shares are subject to other requirements of the fund into which exchanges are made.

Fund Name
--------------------------------------------------------------------------------
Growth Funds


      Concert Peachtree Growth Fund
      Concert Social Awareness Fund
      Smith Barney Aggressive Growth Fund Inc.
      Smith Barney Appreciation Fund Inc.
      Smith Barney Balanced Fund
      Smith Barney Contrarian Fund
      Smith Barney Convertible Fund
      Smith Barney Fundamental Value Fund Inc.
      Smith Barney Funds, Inc. -- Large Cap Value Fund
      Smith Barney Large Cap Blend Fund
      Smith Barney Large Capitalization Growth Fund
      Smith Barney Natural Resources Fund Inc.
      Smith Barney Premium Total Return Fund

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------


      Smith Barney Small Cap Blend Fund, Inc.
      Smith Barney Special Equities Fund

Taxable Fixed-Income Funds

*     Smith Barney Adjustable Rate Government Income Fund
      Smith Barney Diversified Strategic Income Fund
*     Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund
      Smith Barney Funds, Inc. -- U.S. Government Securities Fund
      Smith Barney Government Securities Fund
      Smith Barney High Income Fund
      Smith Barney Investment Grade Bond Fund
      Smith Barney Managed Governments Fund Inc.

      Smith Barney Total Return Bond Fund


Tax-Exempt Funds

      Smith Barney Arizona Municipals Fund Inc.
      Smith Barney California Municipals Fund Inc.
      Smith Barney Intermediate Maturity California Municipals Fund Smith Barney Intermediate Maturity New York Municipals Fund
      Smith Barney Managed Municipals Fund Inc.
      Smith Barney Massachusetts Municipals Fund


      Smith Barney Municipal High Income Fund


      Smith Barney Muni Funds -- Florida Portfolio
      Smith Barney Muni Funds -- Georgia Portfolio
      Smith Barney Muni Funds -- National Portfolio
      Smith Barney Muni Funds -- New York Portfolio
      Smith Barney Muni Funds -- Pennsylvania Portfolio
      Smith Barney New Jersey Municipals Fund Inc.
      Smith Barney Oregon Municipals Fund



Global-International Funds


      Smith Barney Hansberger Global Small Cap Value Fund
      Smith Barney Hansberger Global Value Fund


      Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
      Smith Barney World Funds, Inc. -- European Portfolio
      Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

Smith Barney Concert Allocation Series Inc.

      Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio


      Smith Barney Concert Allocation Series Inc. -- Global Portfolio


      Smith Barney Concert Allocation Series Inc. -- Growth Portfolio

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

      Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

Money Market Funds

**    Smith Barney Exchange Reserve Fund
 *    Smith Barney Money Funds, Inc. -- Cash Portfolio
 *    Smith Barney Money Funds, Inc. -- Government Portfolio
 *    Smith Barney Money Funds, Inc. -- Retirement Portfolio
 *    Smith Barney Municipal Money Market Fund, Inc.
 *    Smith Barney Muni Funds -- California Money Market Portfolio
 *    Smith Barney Muni Funds -- New York Money Market Portfolio

----------
*     Available for exchange with Class A shares of the Portfolio.


**    Available for exchange with Class L shares of the Portfolio.

      Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Portfolio that have been exchanged.


      Class A and Class Y Exchanges. Class A and Class Y shareholders of the Portfolio who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.


      Additional Information Regarding the Exchange Privilege. Excessive exchange transactions may be detrimental to the Portfolio's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds in the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.


      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares,

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

      The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on a day on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to 10 days or more.

      Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group, or by submitting a written request for redemption to:


      Smith Barney Muni Funds/Limited Term Portfolio
      Class A, L or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Westborough, Massachusetts 01581-5128


      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------


be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.


      AUTOMATIC CASH WITHDRAWAL PLAN

      The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

      Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Portfolio.


      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

      A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/ Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.


      Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to involuntarily liquidate any shareholder's account if the aggregate net asset value of the shares held in the Portfolio account is less than $500. (If a shareholder has more than one account in this Portfolio, each account must satisfy the minimum account size.) The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------


      From time to time the Fund may include the Portfolio's yield, taxable equivalent yield, total return and average annual total return in advertisements. In addition, in other types of sales literature the Fund may also include the Portfolio's distribution rate. These figures are computed separately for Class A, Class L and Class Y shares of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio Class refers to the net income earned by an investment in the Class over a 30-day period ending at month end. This net income is then annualized, i.e., the amount of income earned by the investment during that 30-day period is assumed to be earned each 30-day period for 12 periods and is expressed as a percentage of the investment. The net income earned on the investment for six periods is also assumed to be reinvested at the end of the sixth 30-day period. The taxable equivalent yield is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Class. The yield and taxable equivalent yield quotations are calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The distribution rate is calculated by annualizing the latest monthly distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above-described yield. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund may also include comparative performance information in advertising or marketing the Portfolio's shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------


BOARD OF TRUSTEES

      Overall responsibility for management and supervision of the Portfolio rests with the Fund's Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Distributor, the Manager, and the Fund's custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Manager. The SAI contains background information regarding each Trustee and executive officer of the Fund.


      MANAGER

      The Manager manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio.


      MMC was incorporated in 1968 under the laws of Delaware. MMC, Holdings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. As of March 31, 1998, MMC had aggregate assets under management of approximately $100.5 billion.

      MMC provides the Portfolio with investment management services and executive and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, accounting, administrative services and services relating to research, statistical work and supervision of the Portfolio. For the services provided, the Management Agreement provides that the Portfolio will pay MMC a management fee of 0.50% of the Portfolio's average daily net assets. MMC has voluntarily agreed to waive its fee if in any fiscal year the aggregate expenses of any Class of the Portfolio, exclusive of 12b-1 fees, taxes, brokerage, interest, and extraordinary expenses, such as litigation costs, exceed 0.70% of such Class' average daily net assets. The expense limitation shall be in effect until it is terminated by notice to shareholders and by supplement to the then-current prospectus. The management fee and expense limitation became effective on December 18, 1995.

      For the last fiscal year total expenses were 0.74% of the average daily net assets for Class A shares and 0.99% of the average daily net assets for Class L shares.

      On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction has been approved by the stockholders of each of Travelers and Citicorp. Travelers has filed an application to become a bank holding company so that, upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"). The requirements of the

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------


BHCA, the Glass-Steagall Act and certain other laws and regulations will then be applicable to Travelers and its subsidiaries.

      The Manager does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives. Smith Barney and the Manager believe that the Manager's services under the Management Agreement and the shareholder service activities performed by Smith Barney are not underwriting and would be consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is little controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by subsidiaries of bank holding companies. If Smith Barney and the Manager, or their affiliates, were to be prevented from acting as the manager or a shareholder service agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.


      PORTFOLIO MANAGEMENT


      Lawrence T. McDermott, a Managing Director of Smith Barney, has served as Vice President of the Fund and portfolio manager of the Portfolio since January 1996 and manages the day-to-day operations of the Fund, including making all investment decisions. Mr. McDermott also serves as the portfolio manager for other tax-exempt bond funds of the Smith Barney Mutual Funds.

      Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended March 31, 1998 is included in the Annual Report dated March 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.


--------------------------------------------------------------------------------
Distribution
--------------------------------------------------------------------------------


      Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A and Class L shares of the Portfolio at the annual rate of 0.15% of the average daily net assets attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class L shares at the annual rate of 0.20% of the

--------------------------------------------------------------------------------
Distribution (continued)
--------------------------------------------------------------------------------


average daily net assets attributable to this class. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

      The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A and Class L shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling the different Classes of shares.

      Payments under the Plan with respect to Class L shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

      The Glass-Steagall Act currently prohibits certain financial institutions from underwriting securities of open-end investment companies, such as the Fund. Therefore, in connection with the anticipated merger of Travelers and Citicorp and as a consequence of the anticipated applicability of the BHCA and the Glass-Steagall Act, the Fund plans to retain the services of a new entity (which is not otherwise affiliated with Travelers) to act as distributor of the Portfolio's shares.


--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------


      The Fund, an open-end management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Board of Trustees has authorized the issuance of different series of shares, each representing shares in one of the separate portfolios. The assets of the Portfolio are segregated and separately managed. Class A, Class L and Class Y shares of the Portfolio represent interests in the assets of the Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the shareholder service and distribution of Class A and Class L shares are borne solely by the

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------


respective Class and each such Class of shares has exclusive voting rights with respect to provisions of the Portfolio's Rule 12b-1 distribution plan which pertain to that Class. It is the intention of the Fund not to hold annual meetings of shareholders. The Board of Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting upon a vote of 10% of the Fund's outstanding shares for purposes of voting on removal of a Trustee or Trustees. Shareholders will receive assistance in communicating with other shareholders in connection with the removal of Trustees as required by Section 16(c) of the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Board of Trustees may grant in their discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and transferable (subject to the Portfolio's minimum account size). Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary redemption as set forth under "Minimum Account Size."


      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as Custodian of the Portfolio's investments.

      First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

      The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Portfolio at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

                                                                     SMITHBARNEY

                                                A Member of TravelersGroup[LOGO]



                                                                    Smith Barney
                                                                      Muni Funds
                                                                    Limited Term
                                                                       Portfolio


                                                            388 Greenwich Street
                                                       New York, New York  10013



                                                                    FD 0664 7/98


PROSPECTUS
                                                                    SMITH BARNEY
                                                                      MUNI FUNDS

                                                                         Florida
                                                                       Portfolio


                                                                   JULY 29, 1998


                                                   Prospectus begins on page one

[LOGO] Smith Barney Muni Funds
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


--------------------------------------------------------------------------------
Prospectus                                                         July 29, 1998
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      Smith Barney Muni Funds
      Florida Portfolio
      388 Greenwich Street
      New York, NY 10013
      (800) 451-2010


      The Florida Portfolio (the "Portfolio") is one of eight investment portfolios that currently comprise Smith Barney Muni Funds (the "Fund"). The Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio will invest primarily in obligations issued by the State of Florida and its political subdivisions, agencies and instrumentalities. The Portfolio will seek generally to select investments that will enable its shares to be exempt from the Florida intangibles tax. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax.


      This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


      Additional information about the Portfolio is contained in a Statement of Addi-tional Information dated July 29, 1998, as amended or supplemented from time to time (the "SAI"), which is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.


Smith BARNEY INC.
Distributor


MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Table of Contents
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Prospectus Summary                                                             3
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Financial Highlights                                                           9
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Investment Objective and Management Policies                                  11
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Valuation of Shares                                                           17
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Dividends, Distributions and Taxes                                            18
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Purchase of Shares                                                            21
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Exchange Privilege                                                            27
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Redemption of Shares                                                          30
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Minimum Account Size                                                          33
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Performance                                                                   33
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Management of the Fund                                                        34
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Distribution                                                                  36
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Additional Information                                                        37
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================================================================================
      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Portfolio or Smith Barney Inc. (the "Distributor"). This Prospectus does not constitute an offer by the Portfolio or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
================================================================================

--------------------------------------------------------------------------------
Prospectus Summary
--------------------------------------------------------------------------------


      The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."


INVESTMENT OBJECTIVE The Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio will invest primarily in obligations issued by the State of Florida and its political subdivisions, agencies and instrumentalities. The Portfolio will seek generally to select investments that will enable its shares to be exempt from the Florida intangibles tax. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax. See "Investment Objective and Management Policies."


ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment of at least $15,000,000. See "Purchase of Shares" and "Redemption of Shares."


      Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Alternative Purchase Arrangements -- Reduced or No Initial Sales Charge."

      Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

      Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


      Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class L shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, which would be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.


      In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:


      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares, which have a lower upfront sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are not investing or intending to invest an amount which would receive a sales charge discount and who have a short-term or undetermined time frame.

      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer-term investment outlooks.


      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price would

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


be immediately invested in the Portfolio. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class L shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

      Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class L shares is the same as that of an initial sales charge.


      See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

PURCHASE OF SHARES Shares may be purchased through a brokerage account maintained with Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."


INVESTMENT MINIMUMS investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum investment requirements for purchases of Portfolio shares through the Systematic Investment Plan are described below. There is no minimum investment requirement in Class A shares for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. It is not recommended that the Portfolio be used as an investment for Keogh, IRA or other qualified retirement plans. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25, and on a quarterly basis is $50. See "Purchase of Shares."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."


MANAGEMENT OF THE PORTFOLIO Mutual Management Corp. ("MMC" or the "Manager"), formerly known as Smith Barney Mutual Funds Management, Inc., serves as the Portfolio's investment manager. MMC provides investment advisory and management services to various investment companies comprising the Smith Barney Mutual Funds. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."


EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

VALUATION OF SHARES Net asset value of the Portfolio for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."


DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are paid at least annually. See "Dividends, Distributions and Taxes."


REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."


RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The Portfolio's concentration in Florida obligations involves certain additional risks that should be considered carefully by investors. Additionally, the value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers of municipal obligations purchased by the Portfolio. The market value of municipal bonds may be adversely affected during periods of rising interest rates. Additionally, changes in Federal income tax laws affecting the tax exemption for interest on municipal obligations could affect the availability of tax-exempt obligations for purchase and the value of the Portfolio's securities would be affected. See "Investment Objective and Management Policies."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Portfolio's operating expenses for its most recent fiscal year:


Florida Portfolio                              Class A   Class B   Class L*   Class Y
----------------------------------------------------------------------------------------
Shareholder Transaction Expenses
  Maximum sales charge imposed on purchases
    (as a percentage of offering price)........ 4.00%      None      1.00%*     None
  Maximum CDSC (as a percentage of original
    cost or redemption proceeds, whichever
    is lower).................................. None**     4.50%     1.00%      None
Annual Portfolio Operating Expenses
(as a percentage of average net assets)
  Management Fees..............................  0.50%     0.50%     0.50%      0.50%
  12b-1 Fees***................................  0.15      0.65      0.70       --
  Other Expenses...............................  0.11      0.13      0.13       0.11****
Total Portfolio Operating Expenses.............  0.76%     1.28%     1.33%      0.61%
----------------------------------------------------------------------------------------

      *Class L shares were previously named Class C shares. For shareholders who owned Class C shares of the Portfolio, Class L shares may be purchased without incurring the 1% initial sales charge until June 25, 1999.

      **Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      ***Upon conversion of Class B shares to Class A shares such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

      ****For Class Y shares, "Other expenses" have been estimated because no Class Y shares were outstanding for the period ended March 31, 1998.




      Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.


      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Portfolio shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


shares. Smith Barney also receives with respect to Class B shares an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% service fee. With respect to Class L shares, Smith Barney also receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.


EXAMPLE

      The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."



Florida Portfolio                                              1 Year  3 Years    5 Years  10 Years*
----------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
  investment, assuming (1) 5.00% annual return and
  (2) redemption at the end of each time period:
    Class A....................................................   $47      $63        $81    $130
    Class B....................................................    58       71         80     140
    Class L....................................................    33       52         82     169
    Class Y....................................................     6       20         34      76

An investor would pay the following expenses on the same
  investment, assuming the same annual return and no
  redemption:
    Class A....................................................   $47      $63        $81    $130
    Class B....................................................    13       41         70     140
    Class L....................................................    23       52         82     169
    Class Y....................................................     6       20         34      76
----------------------------------------------------------------------------------------------------


      * Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


      The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon for the five-year period ended March 31, 1998 appears in the Portfolio's annual report dated March 31, 1998. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Portfolio's Annual Report to Shareholders, which is incorporated by reference into the SAI. As of March 31, 1998, no Class Y shares were outstanding and, accordingly, no comparable information is available at this time for that class.


For a share of beneficial interest outstanding throughout each year:



Florida Portfolio                                 Class A Shares
-------------------------------------------------------------------------------------------

Year Ended March 31,            1998    1997   1996(1)    1995(2)   1994     1993   1992(3)
-------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year              $13.16  $13.24  $12.89     $12.82   $13.21   $12.32  $12.00
-------------------------------------------------------------------------------------------
  Net investment income (4)      0.72    0.73    0.74       0.75     0.77     0.79    0.73
  Net realized and
   unrealized gain (loss)        0.72   (0.03)   0.35       0.08#   (0.39)    0.91    0.29
-------------------------------------------------------------------------------------------
Total Income from Operations     1.44    0.70    1.09       0.83     0.38     1.70    1.02
===========================================================================================
Less Distributions From:
  Net investment income         (0.73)  (0.73)  (0.74)     (0.76)   (0.77)   (0.80)  (0.70)
  Net realized gains            (0.13)  (0.05)     --         --       --    (0.01)     --
------------------------------------------------------------------------------------------
Total Distributions             (0.86)  (0.78)  (0.74)     (0.76)   (0.77)   (0.81)  (0.70)
------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                  $13.74  $13.16  $13.24     $12.89   $12.82   $13.21  $12.32
==========================================================================================
Total Return (P)                11.15%   5.44%   8.65%      6.77%    2.75%   14.21%   8.70%++
------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)         $143    $127    $117       $108     $105     $102    $68
------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
    Expenses (4) (5)             0.76%   0.85%   0.70%      0.61%    0.54%    0.46%   0.23%+
    Net investment income        5.28    5.56    5.62       5.97     5.71     6.15    6.70+
------------------------------------------------------------------------------------------
Portfolio Turnover Rate            59%     62%     47%        43%      20%      26%     42%
==========================================================================================


(1) Per share amounts have been calculated using the monthly average share method rather than the undistributed net investment income method because it more accurately reflects the per share data for the year.
(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(3)   For the period from April 2, 1991 (inception date) to March 31, 1992.


(4) The Manager waived all or part of its fees for the year ended March 31, 1993. If such fees were not waived, the decrease in net investment income and the expense ratio would have been $0.01 and 0.56%, respectively.
(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets would not exceed 0.85%.


# Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value at the beginning of the period.
(P)   Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total returns are not annualized as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:



Florida Portfolio                Class B Shares                         Class L Shares(3)
-------------------------------------------------------------------------------------------------------------
Year Ended
 March 31,             1998     1997     1996(1)  1995(2)    1998    1997    1996(1)  1995    1994   1993(4)
-------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year     $13.14   $13.23    $12.89   $11.91    $13.14  $13.22   $12.89  $12.81  $13.20  $12.86
-------------------------------------------------------------------------------------------------------------
Income from
 Operations:
  Net investment
   income               0.65     0.65      0.68     0.30      0.64    0.65     0.66    0.67    0.68    0.19
  Net realized and
    unrealized gain
    (loss)              0.72     0.01      0.35     0.97      0.72   (0.01)    0.35    0.08   (0.39)   0.33
-------------------------------------------------------------------------------------------------------------
Total from
 Operations             1.37     0.64      1.03     1.27      1.36    0.64     1.01    0.75    0.29    0.52
=============================================================================================================
Less Distributions
 From:
  Net investment
   income              (0.65)   (0.68)    (0.69)   (0.29)    (0.63)  (0.67)   (0.68)  (0.67)  (0.68)  (0.18)
  Net realized gains   (0.13)   (0.05)       --       --     (0.13)  (0.13)      --      --      --      --
-------------------------------------------------------------------------------------------------------------
Total
 Distributions         (0.78    (0.73)    (0.69)   (0.29)    (0.76)  (0.72)   (0.68)  (0.67)  (0.68)  (0.18)
-------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year         $13.73   $13.14    $13.23   $12.89    $13.74  $13.14   $13.22  $12.89  $12.81  $13.20
=============================================================================================================
Total Return(P)        10.59%    4.91%     8.09%   10.77%++  10.51%  4.94%    7.96%   6.12%   2.05%   4.05%++
-------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Year
   (millions)            $59      $51       $46       $2        $9     $7       $3      $3      $2      $1
-------------------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses (5)          1.28%    1.35%     1.20%    1.20%+    1.33%  1.40%    1.28%   1.25%  1.24%    1.24%+
  Net investment
   income               4.76     4.93      5.00     5.57+     4.71   4.84     5.04    5.40   4.95     5.21+
-------------------------------------------------------------------------------------------------------------
Portfolio Turnover
 Rate                     59%      62%       47%      43%      59%     62%     47%      43%    20%      26%
=============================================================================================================


(1) Per share amounts have been calculated using the monthly average share method rather than the undistributed net investment income method because it more accurately reflects the per share data for the year.
(2)   For the period from November 16, 1994 (inception date) to March 31, 1995.


(3) On November 7, 1994 the former Class B shares were renamed Class C shares. On June 12, 1998, the Class C shares were renamed Class L shares.


(4)   For the period from January 5, 1993 (inception date) to March 31, 1993.
(5) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.35% and 1.40%, respectively.
# Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
(P)   Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total return is not annualized as the result may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------


      The Florida Portfolio seeks as high a level of income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio invests primarily in obligations that are issued by the State of Florida and its political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel for the various issuers, exempt from Federal income taxes at the time of their issuance. For certain shareholders, a portion of the Portfolio's income may be subject to the alternative minimum tax ("AMT") on tax-exempt income discussed below. Such obligations often are issued to raise money for public projects that enhance the quality of life, including health facilities, housing, airports, schools, highways and bridges. The Portfolio will seek generally to select investments which will enable its shares to be exempt from the Florida intangibles tax.

      The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Please see the SAI for a more detailed discussion about the different types of municipal obligations.


      Under the Tax Reform Act of 1986, interest income from municipal obligations issued to finance certain "private activities" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the AMT when received by a person in a tax year during which he is subject to that tax. Such private activity bonds include bonds issued to finance such projects as certain solid waste disposal facilities, student loan programs and water and sewage projects. Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal obligations generally will provide some-what higher yields than other municipal obligations of comparable quality and maturity. There is no limitation on the percent or amount of the Portfolio's assets that may be invested in AMT-Subject Bonds.


      Municipal bonds purchased for the Portfolio must, at the time of purchase, be investment-grade municipal bonds, and at least two-thirds of the Portfolio's municipal bonds must be rated within the three highest ratings categories by a nationally recognized statistical rating organization ("NRSRO"). Investment-grade bonds are those rated within the four highest categories by an NRSRO, such as rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A and BBB by Standard & Poor's Ratings Group ("S&P") or, if unrated, determined to be of comparable quality by MMC; pre-refunded bonds escrowed by U.S. Treasury obligations are considered AAA-rated (the highest rating) even though the issuer does not obtain a new rating. Up to one-third of the assets of the Portfolio may be invested in municipal bonds rated in the fourth

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


highest category (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics; in addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Portfolio may invest. In determining the suitability of an investment in an unrated municipal bond, the Manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the Portfolio purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Portfolio but the Manager will consider such an event in determining whether the Portfolio should continue to hold the security.

      The Portfolio's short-term municipal obligations will be limited to high-grade obligations (obligations that are secured by the full faith and credit of the United States or are rated MIG 1 or MIG 2, VMIG 1 or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-1 +, SP-1, SP-2, or A-1 or AA or better by S&P or have a rating within comparable categories by any other NRSRO, or obligations that are unrated but determined by the Manager to be comparable). Among the types of short-term instruments in which the Portfolio may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of over one year, but contain a demand feature that enables the holder to liquidate the investment on no more than 30 days' notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Portfolio may purchase participation interests in variable-rate tax-exempt securities (such as industrial development bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. Participation interests will be purchased only if management believes interest income on such interests will be tax exempt when distributed as dividends to shareholders.

      The Portfolio will not invest more than 15% of the value of its net assets in illiquid securities, including those for which there is no established market.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      The Portfolio may purchase new issues of municipal obligations on a when-issued basis, i.e., delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received are each fixed on the purchase date, although no interest accrues with respect to a when-issued security prior to its stated delivery date. During the period between purchase and settlement, assets consisting of cash or debt securities of any grade having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Board of Trustees, will be segregated at the custodian bank. Interest rates at settlement may be lower or higher than on the purchase date, which would result in appreciation or depreciation, respectively. Although the Portfolio will only purchase municipal obligations on a when-issued basis with the intention of actually acquiring the securities, the Portfolio may sell these securities before the settlement date if it is deemed advisable.


      Portfolio transactions will be undertaken primarily to accomplish the Portfolio's objective in relation to anticipated movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective.


      The Portfolio may borrow on a short-term basis in amounts of up to 5% of its assets in order to facilitate the settlement of portfolio securities transactions.

      The Portfolio may invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. government securities as a hedging policy in pursuit of its investment objective, provided that immediately thereafter not more than 331/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments will be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or market conditions but does not wish to liquidate the Portfolio's securities. A further discussion of futures contracts and their associated risks is contained in the SAI.


      The Portfolio may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      The Portfolio may invest in municipal lease obligations, which may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

      The liquidity of municipal lease obligations varies. Municipal leases held by the Portfolio will be considered illiquid securities unless the Board of Trustees determines that the leases are readily marketable. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Portfolio's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might be difficult. The Portfolio will not invest more than 5% of its assets in such "non-appropriation" municipal lease obligations.


      It is a fundamental policy that, under normal market conditions, the Portfolio will seek to invest 100% of its assets -- and the Portfolio will invest not less than 80% of its assets -- in municipal obligations the interest on which is exempt from Federal income taxes (other than the AMT). It is also a fundamental policy that under normal market conditions the Portfolio will invest at least 65% of its net assets in municipal obligations issued by the State of Florida, its political subdivisions and their agencies and instrumentalities and in other municipal obligations which are exempt from the Florida intangibles tax. The Portfolio may invest up to 20% of its assets in taxable fixed-income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States, and may invest more than 20% of its assets in U.S. government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Portfolio's monies available for investment exceed the municipal obligations available for purchase that meet the Portfolio's rating, maturity and other investment criteria.


      Year 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders by Smith Barney depend on the

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund or shareholder services at that time.

      In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.


      RISK FACTORS AFFECTING FLORIDA


      Investors should be aware that Florida municipal obligations may be adversely affected by political and economic conditions and developments within the State of Florida. Manufacturing, primarily high technology, electrical and electronic equipment industries and financial services are rapidly growing and diversifying elements of Florida's economy. Agriculture, once sharing with tourism the role of dominant economic sector, is now only one of several important elements.


      Florida's rapid growth is straining resources, but is also having some positive results. In many cases, the expansion of local governments is creating greater economic depth and diversity. For example, numerous insurance companies have located in Jacksonville over the past ten years, making the city a leading insurance center. During the same period, Miami's financial services sector has expanded significantly, primarily in international banking and international trade. Many other Florida cities and counties have also succeeded in their economic development efforts, as evidenced by the significant business investment throughout the state.

      Florida has taken the lead among U.S. states with a long-term comprehensive growth management plan for local governments. The plan should enhance economic development by keeping growth in line with developing resources and costs. The growth initiative affects population, infrastructure, employment, education, transportation, and water supply -- all vital elements of economic stability.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      Additional information regarding Florida is included in an Appendix to the SAI.


      RISK AND INVESTMENT CONSIDERATIONS

      The ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the municipal bond markets, the size of a particular offering, the maturity of the obligations and the rating of the issue. In general, the longer the maturity of a municipal obligation, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal obligation. During periods of falling interest rates, the values of long-term municipal obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the value of Portfolio securities will not affect interest income derived from those securities but will affect the Portfolio's net asset value. Since the Portfolio's objective is to provide high current income, it will invest in municipal obligations with an emphasis on income rather than stability of net asset values.


      The Portfolio is registered as a "non-diversified" company under the Investment Company Act of 1940, as amended (the "1940 Act") in order for the Portfolio to have the ability to invest more than 5% of its assets in the securities of any issuer. The Portfolio intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which limits the aggregate value of all holdings (except U.S. government and cash items, as defined in the Code) that exceed 5% of the Portfolio's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the Portfolio's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of the Portfolio's total assets may be invested in as few as two single issuers. In the event of a decline in the creditworthiness of, or default upon, the obligations of one or more such issuers exceeding 5%, an investment in the Portfolio may entail greater risk than in a portfolio having a policy of diversification because a high percentage of the Portfolio's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Portfolio, and consequently a greater degree of fluctuation of the Portfolio's net asset value, because the Portfolio will be more susceptible to economic, political, or regulatory

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.

      PORTFOLIO TRANSACTIONS AND TURNOVER


      The Portfolio's securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually, no brokerage commissions, as such, are paid by the Portfolio, since purchases and sales of municipal bonds and other debt securities are traded through broker-dealers in principal transactions, although the price paid usually includes a compensation to the dealer.


      The Portfolio cannot accurately predict its portfolio turnover rate, but anticipates that the annual turnover will not exceed 100%. An annual turnover rate of 100% would occur when all of the securities held by the Portfolio are replaced one time during a period of one year. The Manager will not consider turnover rate a limiting factor in making investment decisions consistent with the investment objective and policies of the Portfolio. See "Financial Highlights" for the Portfolio's annual turnover rate during each year since inception.

--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------


      The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE, which is currently 4:00 p.m. (New York City time) on each day that the NYSE is open, by dividing the Portfolio's net asset values attributable to each Class by the total number of shares of the Class outstanding.

      When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term instruments maturing within 60 days will be valued at cost plus (minus) amortized discount (premium), if any, when amortized cost approximates fair value. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS


      Dividends from the Portfolio's net investment income are paid monthly, and any net realized capital gains are declared and distributed at least annually.


      If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

      Income dividends and capital gains distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data") should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.


      The per share dividends on Class B and Class L shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable to Class B and Class L shares. The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.


      TAXES


      The following is a summary of the material tax considerations affecting the Portfolio and its shareholders. Please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other federal, state, local, or foreign tax implications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of an investment.

      The Portfolio intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a separate regulated investment company. In each taxable year that the Portfolio qualifies, so long as such qualification is in the best interests of its shareholders, the Portfolio will pay no federal income tax on its net investment income and long-term capital gain that is distributed to shareholders, provided the Portfolio distributes at least 90% of its net investment income and net short-term capital gains for the taxable year. The Portfolio also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to shareholders. Exempt-interest dividends are generally not

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


subject to regular federal income taxes, although they may be considered taxable for certain state and local income (or intangible) tax purposes.

      Exempt-interest dividends attributable to interest received by the Portfolio on certain "private-activity" bonds will be treated as a specific tax preference item to be included in a shareholder's alternative minimum tax computation. All exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from federal income tax for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.

      Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to federal income tax.

      The interest expense incurred by a shareholder on borrowing made to purchase or carry Portfolio shares is not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.

      Dividends paid by the Portfolio from interest income on taxable investments, net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains derived from the sale of bonds held by the Portfolio for more than one year are taxable as long-term capital gains regardless of the length of time a shareholder has owned Portfolio shares.

      Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional shares. None of the dividends paid by the Portfolio will qualify for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

      A shareholder's gain or loss on the disposition of shares (whether by redemption, sale or exchange) generally will be a long-term or short-term gain or loss depending on whether the shares had been owned for more than 12 months, or 12 months or less, respectively. Losses realized by a shareholder on the disposition of shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

      The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for shareholders who do not provide the Fund with a correct taxpayer identification number (social security

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

      Florida Taxes

      Florida currently does not impose a personal income tax on individuals. Thus, individual shareholders of the Portfolio will not be subject to any Florida state income tax on distributions received from the Portfolio. However, certain distributions will be taxable to corporate shareholders that are subject to Florida corporate income tax.


      Florida currently imposes an "intangibles tax" on certain securities and other intangible assets owned by Florida residents. Certain types of municipal obligations of Florida issuers, U.S. Treasury securities and municipal obligations issued by certain U.S. territories and possessions are exempt from this intangibles tax. Consistent with its fundamental policy to invest not less than 80% of its assets in municipal obligations the interest on which is exempt from Federal income taxes (other than the alternative minimum tax), the Portfolio will seek generally to select investments that will enable its shares to be exempt from the Florida intangibles tax and will attempt to ensure that all of its assets held on the annual assessment date are exempt from this tax. The Fund also has received a ruling from the Florida Department of Revenue that, if on the annual assessment date of any year the Portfolio consists solely of such exempt assets, then the Portfolio's shares will be exempt from the Florida intangibles tax. The Portfolio intends to provide shareholders annually with information relating to its assets necessary to permit shareholders to determine whether the value of Portfolio shares held is exempt from the Florida intangibles tax.

      Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from local taxes, in addition to the exemption from Federal taxes, necessarily limits the fund's ability to diversify geographically. The Portfolio will make available annually to its shareholders information concerning the tax status of its distributions, including the amount of its dividends designated as exempt-interest dividends and as capital gain dividends.


      The foregoing is only a brief summary of the tax considerations generally affecting the Portfolio and its shareholders who are Florida residents. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------

      GENERAL


      The Portfolio offers four Classes of shares. Class A and Class L shares are sold to investors with an initial sales charge; Class B shares are sold without an initial sales charge; Class B and Class L shares are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Until June 25, 1999, purchases of Class L shares by investors who were holders of Class C shares of the Portfolio on June 12, 1998 will not be subject to the 1% initial sales charge. See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

      Purchases of Portfolio shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Smith Barney and other broker-dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

      Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account in the Portfolio. Investors in Class Y shares may open an account by making an initial investment of at least $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Portfolio through the Portfolio's Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A for employees of Travelers and its subsidiaries, including Smith Barney, and their spouses and children, a unitholder who invests distributions from a UIT sponsored by Smith Barney, and Trustees or Directors of any Travelers-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data. It is not recommended that the Portfolio be used as an investment for Keogh, IRA or other qualified retirement plans.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


      Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or introducing brokers prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through the Distributor, payment for Portfolio shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.


      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

      INITIAL SALES CHARGE ALTERNATIVE - CLASS A SHARES

      The sales charges applicable to purchases of Class A shares of the Portfolio are as follows:


===========================================================================================
                                                 Sales Charge              Dealer's
                                             % of      % of Amount    Reallowance as % of
  Amount of Investment                Offering Price     Invested       Offering Price
------------------------------------------------------------------------------------------
  Less than   $25,000                       4.00%           4.17%              3.60%
    $25,000 -  49,999                       3.50            3.63               3.15
    $50,000 -  99,999                       3.00            3.09               2.70
   $100,000 - 249,999                       2.50            2.56               2.25
   $250,000 - 499,999                       1.50            1.52               1.35
   $500,000 and over                          *               *                  *
===========================================================================================

      * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.


      INITIAL SALES CHARGE WAIVERS - CLASS A SHARES

      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Travelers and its subsidiaries and of any Travelers-affiliated funds, including the Smith Barney Mutual Funds (including retired Board members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) investments of distributions from a UIT sponsored by Smith Barney; and (g) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


      RIGHT OF ACCUMULATION

      Class A shares of the Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


of the Portfolio and other Smith Barney Mutual Funds offered with a sales charge, as currently listed under "Exchange Privilege", then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.


      GROUP PURCHASES

      Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative -- Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be made pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. The Distributor may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that it will realize economies of sales efforts and sales-related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to the Distributor. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the Distributor.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      LETTER OF INTENT

      Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Portfolio and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.


      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the Portfolio within six months from the date of the Letter. If a total investment of $15,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

      INITIAL SALES CHARGE ALTERNATIVE -- CLASS L SHARES

      The sales charge applicable to purchases of Class L shares is 1.00% of the public offering price, which is 1.01% of the amount invested, and all of this amount is reallowed to dealers who sell Class L shares.

      The initial sales charge on Class L shares is paid to the Distributor. Members of the selling group may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.


      DEFERRED SALES CHARGE ALTERNATIVES

      "CDSC Shares" include any shares for which a CDSC may be imposed on certain redemptions. "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


      Any applicable CDSC will be assessed on an amount equal to the lesser of the original investment in the shares being redeemed or their account value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class L shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the CDSC for redemptions of Class B shares by shareholders of the Portfolio:


      Year Since Purchase
      Payment Was Made                            CDSC
      ---------------------------------------------------
      First                                       4.50%
      Second                                      4.00
      Third                                       3.00
      Fourth                                      2.00
      Fifth                                       1.00
      Sixth and thereafter                        0.00
      ---------------------------------------------------

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total of number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."

      In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax pur-

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

poses, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

      To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

      WAIVERS OF CDSC

      The CDSC will be waived on:(a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994; (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

      CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------

      Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

Fund Name
--------------------------------------------------------------------------------
Growth Funds

    Concert Peachtree Growth Fund
    Concert Social Awareness Fund
    Smith Barney Aggressive Growth Fund Inc.
    Smith Barney Appreciation Fund Inc.
    Smith Barney Balanced Fund
    Smith Barney Contrarian Fund
    Smith Barney Convertible Fund
    Smith Barney Fundamental Value Fund Inc.
    Smith Barney Funds, Inc. -- Large Cap Value Fund
    Smith Barney Large Cap Blend Fund
    Smith Barney Large Capitalization Growth Fund
    Smith Barney Natural Resources Fund Inc.
    Smith Barney Premium Total Return Fund
    Smith Barney Small Cap Blend Fund, Inc.
    Smith Barney Special Equities Fund

Taxable Fixed-Income Funds
 ** Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund
*** Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund
    Smith Barney Funds, Inc. -- U.S. Government Securities Fund
    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund
    Smith Barney Managed Governments Fund Inc.
    Smith Barney Total Return Bond Fund

Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
  * Smith Barney Intermediate Maturity California Municipals Fund
  * Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Managed Municipals Fund Inc.
    Smith Barney Massachusetts Municipals Fund
    Smith Barney Municipal High Income Fund
    Smith Barney Muni Funds -- Georgia Portfolio
  * Smith Barney Muni Funds -- Limited Term Portfolio
    Smith Barney Muni Funds -- National Portfolio
    Smith Barney Muni Funds -- New York Portfolio
    Smith Barney Muni Funds -- Pennsylvania Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------


Global-International Funds
    Smith Barney Hansberger Global Small Cap Value Fund
    Smith Barney Hansberger Global Value Fund
    Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
    Smith Barney World Funds, Inc. -- European Portfolio
    Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

Smith Barney Concert Allocation Series Inc.
    Smith Barney Allocation Concert Series Inc. -- Balanced Portfolio Smith Barney Allocation Concert Series Inc. -- Conservative Portfolio Smith Barney Allocation Concert Series Inc. -- Growth Portfolio
    Smith Barney Concert Allocation Series Inc. -- Global Portfolio
    Smith Barney Allocation Concert Series Inc. -- High Growth Portfolio Smith Barney Allocation Concert Series Inc. -- Income Portfolio


Money Market Funds
  + Smith Barney Exchange Reserve Fund
*** Smith Barney Money Funds, Inc. -- Cash Portfolio
*** Smith Barney Money Funds, Inc. -- Government Portfolio
 ++ Smith Barney Money Funds, Inc. -- Retirement Portfolio
*** Smith Barney Municipal Money Market Fund, Inc.
*** Smith Barney Muni Funds -- California Money Market Portfolio *** Smith Barney Muni Funds -- New York Money Market Portfolio
------------

  * Available for exchange with Class A, Class L and Class Y shares of the Portfolio.


 ** Available for exchange with Class A and Class B shares of the Portfolio. *** Available for exchange with Class A and Class Y shares of the Portfolio.


  + Available for exchange with Class B and Class L shares of the Portfolio.


 ++ Available for exchange with Class A shares of the Portfolio.

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.


      Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Portfolio that have been exchanged.


      Class A and Class Y Exchanges. Class A and Class Y shareholders of the Portfolio who wish to exchange all or a portion of their shares for shares of the respective class in any of the funds identified above may do so without imposition of any charge.

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------


      Additional Information Regarding the Exchange Privilege. Excessive exchange transactions can be detrimental to the Portfolio's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.


      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

      The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender,

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to 10 days or more.

      Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group, or by submitting a written request for redemption to:


      Smith Barney Muni Funds/Florida Portfolio
      Class A, B, L or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Westborough, Massachusetts 01581-5128

   A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.


      AUTOMATIC CASH WITHDRAWAL PLAN

      The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

      Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Portfolio.


      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.


      A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.

      Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to redeem involuntarily any shareholder's account if the aggregate value of the shares held in a Portfolio account is less than $500. If a shareholder has more than one account in this Portfolio, each account must satisfy the minimum account size. The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------


      From time to time the Portfolio may include its yield, taxable equivalent yield, total return and average annual total return in advertisements. In addition, in other types of sales literature the Portfolio may also include its distribution rate. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio class refers to the net income earned by an investment in the Class over a 30-day period ending at month end. This net income is then annualized, i.e., the amount of income earned by the investment during that 30-day period is assumed to be earned each 30-day period for 12 periods and is expressed as a percentage of the investment. The net income earned on the investment for six periods is also assumed to be reinvested at the end of the sixth 30-day period. The taxable equivalent yield is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------


the Class. The yield and taxable equivalent yield quotations are calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The distribution rate is calculated by annualizing the latest monthly distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above-described yield. Total return is computed for a specific period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.


--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------


      BOARD OF TRUSTEES

      Overall responsibility for management and supervision of the Portfolio rests with the Fund's Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's investment manager. The SAI contains background information regarding each Trustee and executive officer of the Fund.


      MANAGER

      The Manager manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio.


      MMC was incorporated in 1968 under the laws of Delaware. MMC, Holdings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. As of March 31, 1998, MMC had aggregate assets under management of approximately $100.5 billion.

      MMC provides the Fund with investment management services and executive

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------


and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, accounting, administrative services and services relating to research, statistical work and supervision of the Portfolio. The management agreement provides for an annual management fee at the rate of 0.50% of the Portfolio's average daily net assets. MMC has voluntarily agreed to waive its fee if in any fiscal year the aggregate expenses of any Class of the Portfolio exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed 0.70% of such Class' average net asset value for that fiscal year. This voluntary expense limitation will remain in effect until terminated by notice to shareholders and by supplement to the then-current prospectus. The management fee and expense limitation became effective on December 18, 1995.

      For the fiscal year ended March 31, 1998, total expenses were 0.76% of the average daily net asset value for Class A shares; 1.28% of the average daily net asset value for Class B shares; and 1.33% of the average daily net asset value for Class L shares.

      On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction has been approved by the stockholders of each of Travelers and Citicorp. Travelers has filed an application to become a bank holding company so that, upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"). The requirements of the BHCA, the Glass-Steagall Act and certain other laws and regulations will then be applicable to Travelers and its subsidiaries.

      The Manager does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives. Smith Barney and the Manager believe that the Manager's services under the Management Agreement and the shareholder service activities performed by Smith Barney are not underwriting and would be consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is little controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by subsidiaries of bank holding companies. If Smith Barney and the Manager, or their affiliates, were to be prevented from acting as the manager or a shareholder service agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

      PORTFOLIO MANAGEMENT


      Peter M. Coffey, a Managing Director of Smith Barney, has served as Vice President of the Fund and portfolio manager of the Portfolio since its inception (April 2, 1991) and manages the day-to-day investment operations of the Portfolio, including making all investment decisions. Mr. Coffey serves as the portfolio manager for five of the Fund's non-money market portfolios.

      Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended March 31, 1998 is included in the Annual Report dated March 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.


--------------------------------------------------------------------------------
Distribution
--------------------------------------------------------------------------------


      Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of the Portfolio at the annual rate of 0.15% of the average daily net asset values attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B and Class L shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net asset values attributable to these Classes. Class B shares will no longer be subject to a distribution fee after conversion to Class A shares, eight years after the date of original purchase. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.


      The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of

--------------------------------------------------------------------------------
Distribution (continued)
--------------------------------------------------------------------------------

that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling the different Classes of shares.


      Payments under the Plan with respect to Class B and Class L shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney, and the payments may exceed distribution expenses actually incurred. The Fund's Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

      The Glass-Steagall Act currently prohibits certain financial institutions from underwriting securities of open-end investment companies, such as the Fund. Therefore, in connection with the anticipated merger of Travelers and Citicorp and as a consequence of the anticipated applicability of the BHCA and the Glass-Steagall Act, the Fund plans to retain the services of a new entity (which is not otherwise affiliated with Travelers) to act as distributor of the Portfolio's shares.


--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------


      The Fund, an open-end management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Board of Trustees has authorized the issuance of different series of shares, each representing shares in one of the separate portfolios. The assets of each portfolio are segregated and separately managed and a shareholder's interest is in the assets of the portfolio in which he or she holds shares. Class A, Class B, Class L and Class Y shares of the Portfolio represent interests in the assets of the Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the shareholder service and distribution of Class A, Class B and Class L shares are borne solely by the respective Class and each such Class of shares has exclusive voting rights with respect to provisions of the Portfolio's Rule 12b-1 distribution plan which pertain to that particular Class. It is the intention of the Fund not to hold annual meetings of shareholders. The Board of Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting of shareholders upon a vote of 10% of the Fund's outstanding shares for purposes of voting on removal of a Trustee or Trustees. Shareholders will receive assistance in communicating with other shareholders in connection with the removal of Trustees as required by Section 16(c) of the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------


rights as the Board of Trustees may grant in its discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and transferrable (subject to the Portfolio's minimum account size). Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary redemption as set forth under "Minimum Account Size."


      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Portfolio's investments.

      First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

      The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Portfolio at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

                                                                     SMITHBARNEY

                                                A Member of TravelersGroup[Logo]


                                                                    Smith Barney
                                                                      Muni Funds
                                                               Florida Portfolio


                                                            388 Greenwich Street
                                                        New York, New York 10013


                                                                    FD 0605 7/98




PROSPECTUS

                                                                    SMITH BARNEY
                                                                      MUNI FUNDS


                                                                        National
                                                                       Portfolio



                                                                   July 29, 1998



                                                   Prospectus begins on page one


[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
Prospectus                                                         July 29, 1998
--------------------------------------------------------------------------------


      Smith Barney Muni Funds
      National Portfolio
      388 Greenwich Street
      New York, New York 10013
      (800) 451-2010


      The National Portfolio (the "Portfolio") is one of eight investment portfolios that currently comprise Smith Barney Muni Funds (the "Fund"). The Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio seeks to achieve its objective by investing its assets in securities of varying maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between 5 and 30 years. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax.


      This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


      Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time (the "SAI"), which is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------
Prospectus Summary                                                             3
--------------------------------------------------------------------------------
Financial Highlights                                                           9
--------------------------------------------------------------------------------
Investment Objective and Management Policies                                  11
--------------------------------------------------------------------------------

Valuation of Shares                                                           16
--------------------------------------------------------------------------------
Dividends, Distributions and Taxes                                            17
--------------------------------------------------------------------------------
Purchase of Shares                                                            19
--------------------------------------------------------------------------------
Exchange Privilege                                                            26
--------------------------------------------------------------------------------
Redemption of Shares                                                          29
--------------------------------------------------------------------------------
Minimum Account Size                                                          31
--------------------------------------------------------------------------------
Performance                                                                   31
--------------------------------------------------------------------------------
Management of the Fund                                                        32
--------------------------------------------------------------------------------
Distribution                                                                  34
--------------------------------------------------------------------------------
Additional Information                                                        35
--------------------------------------------------------------------------------

================================================================================
      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Portfolio or Smith Barney Inc. ("Smith Barney" or the "Distributor"). This Prospectus does not constitute an offer by the Portfolio or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
================================================================================

--------------------------------------------------------------------------------
Propectus Summary
--------------------------------------------------------------------------------


The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."


      INVESTMENT OBJECTIVE The Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio seeks to achieve its objective by investing its assets in securities of varying maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between 5 and 30 years. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax. See "Investment Objective and Management Policies."


      ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment of at least $15,000,000. See "Purchase of Shares" and "Redemption of Shares."


      Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Alternative Purchase Arrangements -- Reduced or No Initial Sales Charge."

      Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

      Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares --

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

Deferred Sales Charge Alternatives."


      Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class L shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, which would be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.


      In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:


      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares, which have a lower upfront sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are not investing or intending to invest an amount which would receive a substantive sales charge discount and who have a short-term or undetermined time frame.

      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer-term investment outlooks.


      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


may be waived for certain eligible purchasers and the entire purchase price would be immediately invested in the Portfolio. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class L shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

      Financial Consultants of Smith Barney Inc. ("Smith Barney" or the "Distributor") may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class L shares is the same as that of an initial sales charge.


      See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

      PURCHASE OF SHARES Shares may be purchased through a brokerage account maintained with Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."


      INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum investment requirements for purchases of Portfolio shares through the Systematic Investment Plan are described below. There is no minimum investment requirement in Class A shares for unit holders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans. See "Purchase of Shares."

      SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25, and on a quarterly basis is $50. See "Purchase of Shares."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

      REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."


      MANAGEMENT OF THE FUND Mutual Management Corp. ("MMC" or the "Manager"), formerly known as Smith Barney Mutual Funds Management Inc., serves as the Portfolio's investment manager. MMC provides investment advisory and management services to various investment companies comprising the Smith Barney Mutual Funds. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."


      EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

      VALUATION OF SHARES Net asset value of the Portfolio for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."


      DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are paid at least annually. See "Dividends, Distributions and Taxes."


      REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."


      RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers of municipal obligations purchased by the Portfolio. The market value of municipal bonds may be adversely affected during periods of rising interest rates. Additionally, changes in Federal income tax laws affecting the tax exemption for interest on municipal obligations could affect the availability of tax exempt obligations for purchase and the value of the Portfolio's securities would be affected. See "Investment Objective and Management Policies."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


      THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Portfolio's operating expenses for its most recent fiscal year:

National Portfolio                             Class A   Class B   Class L*    Class Y
----------------------------------------------------------------------------------------
Shareholder Transaction Expenses
  Maximum sales charge imposed on purchases
    (as a percentage of offering price) ....... 4.00%     None      1.00%*      None
  Maximum CDSC
    (as a percentage of original cost or
    redemption proceeds, whichever is lower) .. None**    4.50%     1.00%       None

Annual Portfolio Operating Expenses
  (as a percentage of average net assets)
    Management fees .........................   0.45%     0.45%     0.45%       0.45%
    12b-1 fees*** ...........................   0.15      0.65      0.70        --
    Other expenses ..........................   0.06      0.19      0.20        0.10****
    Total Portfolio Operating Expenses ......   0.66%     1.29%     1.35%       0.55%
----------------------------------------------------------------------------------------

      * Class L shares were previously named Class C shares. For shareholders who owned Class C shares of the Portfolio, Class L shares may be purchased without incurring the 1% initial sales charge until June 25, 1999.

      ** Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      *** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

      **** "Other expenses" for Class Y shares have been estimated because no Class Y shares were outstanding during the fiscal year ended March 31, 1998.


      Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.


      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Portfolio shares and investors may actually pay lower or no changes, depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives with respect to Class B shares an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class,

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


consisting of a 0.50% distribution fee and a 0.15% service fee. With respect to Class L shares, Smith Barney also receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.


      EXAMPLE

      The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."


National Portfolio                                             1 Year   3 Years   5 Years   10 Years*
-----------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
  investment, assuming (1) 5.00% annual return and
  (2) redemption at the end of each time period:
    Class A .................................................    $46      $60       $75         $119
    Class B .................................................     58       71        81          138
    Class L .................................................     34       52        83          171
    Class Y .................................................      6       18        31           69

An investor would pay the following expenses on the same
  investment, assuming the same annual return and no redemption:
    Class A .................................................    $46      $60       $75         $119
    Class B .................................................     13       41        71          138
    Class L .................................................     24       52        83          171
    Class Y .................................................      6       18        31           69
----------------------------------------------------------------------------------------------------


      * Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


      The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon for the five-year period ended March 31, 1998 appears in the Portfolio's annual report dated March 31, 1998. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Portfolio's Annual Report to Shareholders, which is incorporated by reference into the SAI.


For a share of beneficial interest outstanding throughout each year:


National Portfolio                                          Class A Shares
-----------------------------------------------------------------------------------------------
Year Ended
  March 31,                         1998         1997         1996         1995         1994(1)
-----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of
  Year                            $13.60       $13.67       $13.32       $13.35       $13.81
-----------------------------------------------------------------------------------------------
Net investment
  income(2)                         0.79         0.81         0.81         0.82         0.85
Net realized and
  unrealized
  gain (loss)                       0.73        (0.09)        0.35        (0.01)       (0.39)
-----------------------------------------------------------------------------------------------
Total Income from
  Operations                        1.52         0.72         1.16         0.81         0.46
===============================================================================================
Less Distributions From:
  Net investment
    income                         (0.80)       (0.79)       (0.81)       (0.84)       (0.86)
  Net realized gains               (0.16)          --           --           --        (0.06)
-----------------------------------------------------------------------------------------------
Total Distributions                (0.96)       (0.79)       (0.81)       (0.84)       (0.92)
-----------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                     $14.16       $13.60       $13.67       $13.32       $13.35
===============================================================================================
Total Return(P.)                   11.47%        5.41%        8.83%        6.38%        3.17%
-----------------------------------------------------------------------------------------------
Net Assets,
  End of Year
  (millions)                        $371         $351         $378         $401         $413
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                       0.66%        0.70%        0.70%        0.60%        0.52%
  Net investment
    income                          5.61         5.92         5.88         6.30         6.05
-----------------------------------------------------------------------------------------------
Portfolio Turnover
  Rate                                87%          31%          27%          54%          42%
===============================================================================================

National Portfolio                                          Class A Shares
-----------------------------------------------------------------------------------------------
Year Ended
  March 31,                         1993         1992         1991         1990         1989
-----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of
  Year                            $12.95       $12.49       $12.24       $12.11       $11.82
-----------------------------------------------------------------------------------------------
Net investment
  income(2)                         0.88         0.90         0.91         0.92         0.95
Net realized and
  unrealized
  gain (loss)                       0.87         0.46         0.17         0.19         0.30
-----------------------------------------------------------------------------------------------
Total Income from
 Operations                         1.75         1.36         1.08         1.11         1.25
===============================================================================================
Less Distributions From:
  Net investment
    income                         (0.89)       (0.90)       (0.83)       (0.98)       (0.96)
  Net realized gains                  --           --           --           --           --
-----------------------------------------------------------------------------------------------
Total Distributions                (0.89)       (0.90)       (0.83)       (0.98)       (0.96)
-----------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                     $13.81       $12.95       $12.49       $12.24       $12.11
===============================================================================================
Total Return(P.)                   13.96%       11.21%        9.13%        9.60%       10.93%
-----------------------------------------------------------------------------------------------
Net Assets,
  End of Year
  (millions)                        $383         $261         $200         $160         $109
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                       0.53%        0.50%        0.39%        0.35%        0.30%
  Net investment
    income                          6.58         6.88         7.40         7.43         7.92
-----------------------------------------------------------------------------------------------
Portfolio Turnover
  Rate                                53%          95%         103%          56%          82%
===============================================================================================


(1) On October 10, 1994, the former Class C shares were exchanged into Class A shares.


(2) The Manager has waived all or a part of its fees for each of the years in the four-year period ended March 31, 1992. If such fees were not waived, the per share decrease of net investment income and the ratios of expenses to average net assets would have been:

                          Net Investment Income                                   Expense Ratios
                           Per Share Decrease                                   Without Fee Waivers
              -------------------------------------------          -------------------------------------------
              1992          1991         1990        1989          1992          1991        1990        1989
--------------------------------------------------------------------------------------------------------------
Class A      $.002         $.013        $.019       $.032          0.52%         0.49%       0.50%       0.54%
--------------------------------------------------------------------------------------------------------------


(P.) Total returns do not reflect sales loads or contingent deferred sales charges.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout the year:


National Portfolio                          Class B Shares                            Class L Shares*
-----------------------------------------------------------------------------------------------------
Year Ended March 31,                1998         1997         1996         1995 (1)       1998
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year             $  13.61     $  13.67     $  13.33     $  12.41       $  13.59
-----------------------------------------------------------------------------------------------------
Income from Operations:
  Net investment income             0.70         0.74         0.73         0.33           0.69
  Net realized and unrealized
    gain (loss)                     0.74        (0.08)        0.35         0.91           0.74
-----------------------------------------------------------------------------------------------------
Total Income from Operations        1.44         0.66         1.08         1.24           1.43
=====================================================================================================
Less Distributions From:
  Net Investment Income            (0.73)       (0.72)       (0.74)       (0.32)         (0.70)
  Net Realized Gains               (0.16)          --           --           --          (0.16)
-----------------------------------------------------------------------------------------------------
Total Distributions                (0.89)       (0.72)       (0.74)       (0.32)         (0.86)
-----------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                   $  14.16     $  13.61     $  13.67     $  13.33       $  14.16
=====================================================================================================
Total Return(P.)                   10.80%        4.95%        8.26%       10.11%++       10.71%
-----------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)        $     20     $     13     $     12     $      7       $     16
-----------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                          1.29%        1.20%        1.19%        1.19%+         1.35%
  Net Investment Income             4.95         5.42         5.37         5.75+          4.91
-----------------------------------------------------------------------------------------------------
Portfolio Turnover Rate               87%          31%          27%          54%            87%
=====================================================================================================

National Portfolio                                       Class L Shares*
-----------------------------------------------------------------------------------------------
Year Ended March 31,                1997         1996         1995         1994         1993(2)
-----------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of Year             $  13.65     $  13.32     $  13.33     $  13.80     $  13.47
-----------------------------------------------------------------------------------------------
Income from Operations:
  Net investment income             0.73         0.73         0.74         0.76         0.22
  Net realized and unrealized
   gain (loss)                     (0.08)        0.34        (0.01)       (0.40)        0.31
-----------------------------------------------------------------------------------------------
Total Income from Operations        0.65         1.07         0.73         0.36         0.53
===============================================================================================
Less Distributions From:
  Net Investment Income            (0.71)       (0.74)       (0.74)       (0.77)       (0.20)
  Net Realized Gains                  --           --           --        (0.06)          --
-----------------------------------------------------------------------------------------------
Total Distributions                (0.71)       (0.74)       (0.74)       (0.83)       (0.20)
-----------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                   $  13.59     $  13.65     $  13.32     $  13.33     $  13.80
===============================================================================================
Total Return(P.)                    4.90%        8.13%        5.80%        2.40%        3.98%++
-----------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)        $     15     $     17     $     19     $     18     $      6
-----------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                          1.27%        1.27%        1.23%        1.22%        1.20%+
  Net Investment Income             5.35         5.31         5.69         5.29         5.68+
-----------------------------------------------------------------------------------------------
Portfolio Turnover Rate               31%          27%          54%          42%          53%
===============================================================================================


(1)  For the period from November 7, 1994 (inception date) to March 31, 1995.


(2)  For the period from January 5, 1993 (inception date) to March 31, 1993.


(P.) Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.


* On November 7, 1994 the former Class B shares were renamed Class C shares. On June 12, 1998, Class C shares were renamed Class L shares.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------

      The Portfolio seeks as high a level of income exempt from Federal income taxes as is consistent with prudent investing. The Portfolio invests its assets in a diversified portfolio of municipal securities of varying maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between 5 and 30 years.


      The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Such obligations are often issued to raise money for public projects that enhance the quality of life including health facilities, housing, airports, schools, highways and bridges. Please see the SAI for a more detailed discussion about the different types of municipal obligations.

      The Portfolio will seek to be fully invested in obligations that are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities that were, in the opinion of bond counsel to the issuer, exempt from Federal income taxes at the time of their issuance. For certain shareholders, a portion of the Portfolio's income may be subject to the alternative minimum tax ("AMT") on tax-exempt income discussed below.


      Under the Tax Reform Act of 1986, interest income from municipal obligations issued to finance certain "private activities" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the AMT when received by a person in a tax year during which he or she is subject to that tax. Such private activity bonds include bonds issued to finance such projects as certain solid waste disposal facilities, student loan programs and water and sewage projects. Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal obligations generally will provide somewhat higher yields than other municipal obligations of comparable quality and maturity. There is no limitation on the percent or amount of the Portfolio's assets that may be invested in AMT-Subject Bonds.


      Municipal bonds purchased for the Portfolio must, at the time of purchase, be investment-grade municipal bonds, and at least two-thirds of the Portfolio's municipal bonds must be rated within the three highest ratings categories by a nationally recognized statistical rating organization ("NRSRO"). Investment-grade bonds are rated within the four highest ratings categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A and BBB by Standard & Poor's Ratings Group ("S&P"); pre-refunded bonds escrowed by U.S. Treasury obligations are considered AAA rated (the highest

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


credit rating) even though the issuer does not obtain a new rating. Up to one third of the assets of the Portfolio may be invested in municipal bonds rated in the fourth highest category (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics; in addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Portfolio may invest. In determining the suitability of an investment in an unrated municipal bond, the Manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the Portfolio purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Portfolio but the Manager will consider such an event in determining whether the Portfolio should continue to hold the security.

      The Portfolio's short-term municipal obligations will be limited to high-grade obligations (obligations that are secured by the full faith and credit of the United States or are rated MIG I or MIG 2, VMIG I or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-I +, SP-I, SP-2, or A-1 or AA or better by S&P, or have a rating within comparable categories by any other NRSRO, or obligations that are unrated but determined by the Manager to be comparable). Among the types of short-term instruments in which the Portfolio may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to liquidate the investment on no more than 30 days' notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Portfolio may purchase participation interests in variable-rate tax exempt securities (such as industrial development bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. Participation interests will be purchased only if management believes interest income on such interests will be tax exempt when distributed as dividends to shareholders.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      The Portfolio will not invest more than 15% of the value of its net assets in illiquid securities, including those for which there is no established market.

      The Portfolio may purchase new issues of municipal obligations on a when-issued basis, i.e. delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received are each fixed on the purchase date, although no interest accrues with respect to a when-issued security prior to its stated delivery date. During the period between purchase and settlement, assets consisting of cash or debt securities of any grade having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked market daily pursuant to guidelines established by the Board of Trustees, will be segregated at the custodian bank. Interest rates at settlement may be lower or higher than on the purchase date, which would result in appreciation or depreciation, respectively. Although the Portfolio will only purchase a municipal obligation on a when-issued basis with the intention of actually acquiring the securities, the Portfolio may sell these securities before the settlement date if it is deemed advisable.


      Portfolio transactions will be undertaken principally to accomplish the Portfolio's objective in relation to anticipated movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective.


      The Portfolio may borrow on a short-term basis in amounts of up to 5% of its assets in order to facilitate the settlement of portfolio securities transactions.

      The Portfolio may invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. government securities as a hedging policy in pursuit of its investment objective, provided that immediately thereafter not more than 33 1/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments will be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or market conditions but does not wish to liquidate the Portfolio's securities. A further discussion of futures contracts and their associated risks is contained in the SAI.

      The Portfolio may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.


      The Portfolio may invest in municipal lease obligations, which may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

      The liquidity of municipal lease obligations varies. Municipal leases held by the Portfolio will be considered illiquid securities unless the Board of Trustees determines that the leases are readily marketable. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Portfolio's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might be difficult. The Portfolio will not invest more than 5% of its assets in such "non-appropriation" municipal lease obligations.

      In each of the Portfolio's prior fiscal years, 100% of the Portfolio's dividends were exempt-interest dividends, excludable from gross income for Federal income tax purposes. It is a fundamental policy that, under normal market conditions, the Portfolio will seek to invest 100% of its assets -- and the Portfolio will invest not less than 80% of its assets -- in municipal obligations the interest on which is exempt from Federal income taxes (other than the AMT.) The Portfolio may invest up to 20% of its assets in taxable fixed-income securities issued or guaranteed by the full faith and credit of the United States and may invest more than 20% of its assets in U.S. government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Fund's monies available for investment exceed the municipal obligations available for purchase that meet the Fund's rating, maturity and other investment criteria.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      Year 2000. The investment management services provided to the Fund by the Manager and the services provided to share holders by Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.

      In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.


      RISK AND INVESTMENT CONSIDERATIONS

      The ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the municipal bond markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. In general, the longer the maturity of a municipal obligation, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal obligation. During periods of falling interest rates, the values of long-term municipal obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the value of Portfolio securities will not affect interest income derived from those securities but will affect the Portfolio's net asset value. Since the Portfolio's objective is to provide high current income, it will invest in municipal obligations with an emphasis on income rather than stability of net asset values.

      From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


municipal obligations, and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax exempt obligations for investment by the Portfolio and the value of the portfolio securities would be affected. The Board of Trustees would then reevaluate the Portfolio's investment objective and management policies.


      PORTFOLIO TRANSACTIONS AND TURNOVER


      The Portfolio's portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually, no brokerage commissions, as such, are paid by the Portfolio, since purchases and sales of municipal bonds and other debt securities are traded through broker-dealers in principal transactions, although the price usually includes a compensation to the dealer.


      The Portfolio cannot accurately predict its portfolio turnover rate, but anticipates that the annual turnover will not exceed 100%. An annual turnover rate of 100% would occur when all of the securities held by the Portfolio are replaced one time during a period of one year. The Manager will not consider turnover rate a limiting factor in making investment decisions consistent with the investment objective and policies of the Portfolio. See "Financial Highlights" for the Portfolio's annual turnover rate during each year for the last 10 years.

--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------


      The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE, which is currently 4:00 p.m. (New York City time), on each day that the NYSE is open, by dividing the value of the Portfolio's net asset values attributable to each Class by the total number of shares of the Class outstanding.

      When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there are no readily obtain able market quotations (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term instruments maturing within 60 days will be valued at cost plus (minus) amortized discount (premium), if any, when amortized cost approximates fair value. Securities and other

--------------------------------------------------------------------------------
Valuation of Shares (continued)
--------------------------------------------------------------------------------


assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees.


--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS


      Dividends from the Portfolio's net investment income are paid monthly, and any net realized capital gains are distributed at least annually.


      If a shareholder does not otherwise instruct, dividends and capital gains distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

      Income dividends and capital gains distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"), should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.


      The per share dividends on Class B and Class L shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable to Class B and Class L shares. The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.


      TAXES


      The following is a summary of the material federal tax considerations affecting the Portfolio and its shareholders. Please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other federal, state, local, or foreign tax implications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of an investment.

      The Portfolio intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a separate regulated investment company. In each taxable year that the Portfolio qualifies, so long as such qualification is in the best interests of its shareholders, the Portfolio will pay no federal

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


income tax on its net investment income and long-term capital gain that is distributed to shareholders, provided the Portfolio distributes at least 90% of its net investment income and net short-term capital gains for the taxable year. The Portfolio also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to shareholders. Exempt-interest dividends are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income (or intangible) tax purposes.

      Exempt-interest dividends attributable to interest received by the Portfolio on certain "private-activity" bonds will be treated as a specific tax preference item to be included in a shareholder's alternative minimum tax computation. All exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from federal income tax for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.

      Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to federal income tax.

      The interest expense incurred by a shareholder on borrowing made to purchase or carry Portfolio shares is not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.

      Dividends paid by the Portfolio from interest income on taxable investments, net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains derived from the sale of bonds held by the Portfolio for more than one year are taxable as long-term capital gains regardless of the length of time a shareholder has owned Portfolio shares.

      Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional shares. None of the dividends paid by the Portfolio will qualify for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

      A shareholder's gain or loss on the disposition of shares (whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending on whether the shares had been owned for more than 12 months, or 12 months or less, respectively. Losses realized by a shareholder on the disposition of shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


      The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for shareholders who do not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------


      GENERAL


      The Portfolio offers four Classes of shares. Class A and Class L shares are sold to investors with an initial sales charge; Class B shares are sold without an initial sales charge; Class B and Class L shares are subject to a CDSC, payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Until June 25, 1999, purchases of Class L shares by investors who were holders of Class C shares of the Portfolio on June 12, 1998 will not be subject to the 1% initial sales charge. See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

      Purchases of Portfolio shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Smith Barney and other broker-dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

      Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account in the Portfolio. Investors in Class Y shares may open an account by making an initial investment of at least $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, and their spouses and children, a unitholder who invests distributions from a UIT sponsored by Smith Barney, and Directors or Trustees of any Travelers-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans.

      Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through the Distributor, payment for Portfolio shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.


      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through pre-authorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.


      INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES


      The sales charges applicable to purchases of Class A shares of the Portfolio are as follows:

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

================================================================================
                                   Sales Charge                  Dealer's
                               % of         % of Amount      Reallowance as % of
Amount of Investment       Offering Price     Invested         Offering Price
--------------------------------------------------------------------------------
Less than    $25,000            4.00%           4.17%              3.60%
$25,000 -     49,999            3.50            3.63               3.15
 50,000 -     99,999            3.00            3.09               2.70
100,000 -    249,999            2.50            2.56               2.25
250,000 -    499,999            1.50            1.52               1.35
500,000 and over   *              *               *                  *
================================================================================


      * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensate Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."

      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

      INITIAL SALES CHARGE WAIVERS -- CLASS A SHARES

      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Travelers and its subsidiaries and of any Travelers-affiliated funds, including the Smith Barney Mutual Funds (including retired Board members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisition of assets or other wise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Portfolio (or Class A shares of another fund of the Smith Barney

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


Mutual Funds that are sold with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) investments of distributions from a UIT sponsored by Smith Barney; and (g) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


      RIGHT OF ACCUMULATION


      Class A shares of the Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and other Smith Barney Mutual Funds offered with a sales charge, as currently listed under "Exchange Privilege," then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.


      GROUP PURCHASES


      Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative -- Class A Shares", and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be made pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. The Distributor may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that it will realize economies of sales efforts and sales-related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to the Distributor. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the Distributor.


      LETTER OF INTENT

      Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Port folio and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.


      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the Portfolio within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


      INITIAL SALES CHARGE ALTERNATIVE -- CLASS L SHARES

      The sales charge applicable to purchases of Class L shares is 1.00% of the public offering price, which is 1.01% of the amount invested, and all of this amount is reallowed to dealers who sell Class L shares.

      The initial sales charge on Class L shares is paid to the Distributor. Members of the selling group may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.


      DEFERRED SALES CHARGE ALTERNATIVES


      "CDSC Shares" include any shares for which a CDSC may be imposed on certain redemptions. "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original investment in the shares being redeemed or their account value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class L shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the CDSC for redemptions of Class B shares by shareholders of the Portfolio:


Year Since Purchase
Payment Was Made                                                           CDSC
--------------------------------------------------------------------------------
First                                                                      4.50%
Second                                                                     4.00
Third                                                                      3.00
Fourth                                                                     2.00
Fifth                                                                      1.00
Sixth and thereafter                                                       0.00
--------------------------------------------------------------------------------

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

Class B Dividend Shares owned by the shareholder as the ratio of the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."


      In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the Class B and Class L shares exchanged were initially acquired in one of the other applicable Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.


      To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

      WAIVERS OF CDSC

      The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan"), provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994; (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------


      Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to the minimum investment requirements and all shares are subject to other requirements of the fund into which exchanges are made.


Fund Name
Growth Funds


        Concert Peachtree Growth Fund
        Concert Social Awareness Fund
        Smith Barney Aggressive Growth Fund Inc.
        Smith Barney Appreciation Fund Inc.
        Smith Barney Balanced Fund
        Smith Barney Contrarian Fund
        Smith Barney Convertible Fund
        Smith Barney Fundamental Value Fund Inc.
        Smith Barney Funds, Inc. -- Large Cap Value Fund
        Smith Barney Large Cap Blend Fund
        Smith Barney Large Capitalization Growth Fund
        Smith Barney Natural Resources Fund Inc.
        Smith Barney Premium Total Return Fund
        Smith Barney Small Cap Blend Fund, Inc.
        Smith Barney Special Equities Fund

Taxable Fixed-Income Funds

    **  Smith Barney Adjustable Rate Government Income Fund
        Smith Barney Diversified Strategic Income Fund
   *** Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund Smith Barney Funds, Inc. -- U.S. Government Securities Fund Smith Barney Government Securities Fund
        Smith Barney High Income Fund
        Smith Barney Investment Grade Bond Fund
        Smith Barney Managed Governments Fund Inc.
        Smith Barney Total Return Bond Fund


Tax-Exempt Funds

        Smith Barney Arizona Municipals Fund Inc.
        Smith Barney California Municipals Fund Inc.

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

     *  Smith Barney Intermediate Maturity California Municipals Fund
     * Smith Barney Intermediate Maturity New York Municipals Fund Smith Barney Managed Municipals Fund Inc.
        Smith Barney Massachusetts Municipals Fund

        Smith Barney Municipal High Income Fund

        Smith Barney Muni Funds -- Florida Portfolio
        Smith Barney Muni Funds -- Georgia Portfolio
     *  Smith Barney Muni Funds -- Limited Term Portfolio
        Smith Barney Muni Funds -- New York Portfolio
        Smith Barney Muni Funds -- Pennsylvania Portfolio
        Smith Barney New Jersey Municipals Fund Inc.
        Smith Barney Oregon Municipals Fund


Global-International Funds

        Smith Barney Hansberger Global Small Cap Value Fund
        Smith Barney Hansberger Global Value Fund

        Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
        Smith Barney World Funds, Inc. -- European Portfolio
        Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, inc. -- Pacific Portfolio

Smith Barney Concert Allocation Series Inc.

        Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio

        Smith Barney Concert Allocation Series Inc. -- Global Portfolio

        Smith Barney Concert Allocation Series Inc. -- Growth Portfolio Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

Money Market Funds

     +  Smith Barney Exchange Reserve Fund
   ***  Smith Barney Money Funds, Inc. -- Cash Portfolio
   ***  Smith Barney Money Funds, Inc. -- Government Portfolio
    ++  Smith Barney Money Funds, Inc. -- Retirement Portfolio
   ***  Smith Barney Municipal Money Market Fund, Inc.
   *** Smith Barney Muni Funds -- California Money Market Portfolio *** Smith Barney Muni Funds -- New York Money Market Portfolio

----------

 * Available for exchange with Class A, Class L and Class Y shares of the Portfolio.


 **   Available for exchange with Class A and Class B shares of the Portfolio.
***   Available for exchange with Class A and Class Y shares of the Portfolio.


  +   Available for exchange with Class B and Class L shares of the Portfolio.


 ++   Available for exchange with Class A shares of the Portfolio.

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

than that imposed by the Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.


      Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Portfolio that have been exchanged.


      Class A and Class Y Exchanges. Class A and Class Y shareholders of the Portfolio who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.


      Additional Information Regarding the Exchange Privilege. Excessive exchange transactions may be detrimental to the Portfolio's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.


      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and ex changes will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

      The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

      If a share holder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

      Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group, or by submitting a written request for redemption to:


      Smith Barney Muni Funds/National Portfolio
      Class A, B, L or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Westborough, Massachusetts 01581-5128

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

      AUTOMATIC CASH WITHDRAWAL PLAN

      The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the share holder's shares subject to the CDSC. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

      Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Portfolio.


      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemption of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.


      A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the share holder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.


      Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to redeem involuntarily any shareholder's account if the aggregate value of the shares held in the Portfolio account is less than $500. If a shareholder has more than one account in this Portfolio, each account must satisfy the minimum account size. The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------


      From time to time the Portfolio may include its yield, taxable equivalent yield, total return and average annual total return in advertisements. In addition, in other types of sales literature, the Fund may also include the Portfolio's distribution rate. These figures are computed separately for Class A, Class B, Class L and Class Y

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------


shares of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio Class refers to the net income earned by an investment in the Class over a 30-day period ending at month end. This net income is then annualized, i.e., the amount of income earned by the investment during that 30-day period is assumed to be earned each 30-day period for 12 periods and is expressed as a percentage of the investment. The net income earned on the investment for six periods is also assumed to be reinvested at the end of the sixth 30-day period. The taxable equivalent yield is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Class. The yield and taxable equivalent yield quotations are calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The distribution rate is calculated by annualizing the latest monthly distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above-described yield. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.


--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------


BOARD OF TRUSTEES

      Overall responsibility for management and supervision of the Portfolio rests with the Fund's Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Distributor, the Manager, and the Fund's custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Manager. The SAI contains background information regarding each Trustee and executive officer of the Fund.

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------

      MANAGER

      The Manager manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio.


      MMC was incorporated in 1968 under the laws of Delaware. MMC, Holdings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. As of March 31, 1998, MMC had aggregate assets under management of approximately $100.5 billion.

      MMC provides the Fund with investment management services and executive and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, accounting, administrative services and services relating to research, statistical work and super vision of the Portfolio. For the services provided, the management agreement provides that the Fund will pay MMC an annual management fee of 0.45% of the Port folio's average net assets. For the last fiscal year, total operating expenses were 0.66% of the average daily net assets for Class A shares; 1.29% of the average daily net assets for Class B shares; and 1.35% of the average daily net assets for Class L shares. MMC has voluntarily agreed to waive its fee if in any fiscal year the aggregate expenses of any Class of the Portfolio exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed 0.65% of such Class' average net asset values for that fiscal year. This voluntary expense limitation will remain in effect until terminated by notice to shareholders and by supplement to the then-current prospectus.

      On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction has been approved by the stockholders of each of Travelers and Citicorp. Travelers has filed an application to become a bank holding company so that, upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"). The requirements of the BHCA, the Glass-Steagall Act and certain other laws and regulations will then be applicable to Travelers and its subsidiaries.

      The Manager does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives. Smith Barney and the Manager believe that the Manager's services under the Management Agreement and the shareholder service activities performed by Smith Barney are not underwriting and would be consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is little controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by sub-

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------


sidiaries of bank holding companies. If Smith Barney and the Manager, or their affiliates, were to be prevented from acting as the manager or a shareholder service agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.


      PORTFOLIO MANAGEMENT


      Peter M. Coffey, a Managing Director of Smith Barney, serves as Vice President of the Fund and portfolio manager of the Portfolio since its inception (August 20, 1986) and manages the day-to-day operations of the Portfolio, including making all investment decisions. Mr. Coffey serves as the portfolio manager for five of the Fund's non-money market portfolios.

      Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended March 31, 1998 is included in the Annual Report dated March 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.


--------------------------------------------------------------------------------
Distribution
--------------------------------------------------------------------------------


      Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of the Portfolio at the annual rate of 0.15% of the average daily net assets attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B and Class L shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net asset values attributable to these Classes. Class B shares will no longer be subject to a distribution fee after conversion to Class A shares, eight years after the date of purchase. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease,

--------------------------------------------------------------------------------
Distribution (continued)
--------------------------------------------------------------------------------

utility, communications and sales promotion expenses.


      The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling the different Classes of shares.

      Payments under the Plan with respect to Class B and Class L shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney, and the payments may exceed distribution expenses actually incurred. The Fund's Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

      The Glass-Steagall Act currently prohibits certain financial institutions from underwriting securities of open-end investment companies, such as the Fund. Therefore, in connection with the anticipated merger of Travelers and Citicorp and as a consequence of the anticipated applicability of the BHCA and the Glass-Steagall Act, the Fund plans to retain the services of a new entity (which is not otherwise affiliated with Travelers) to act as distributor of the Portfolio's shares.


--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------


      The Fund, an open-end management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Board of Trustees has authorized the issuance of different series of shares, each representing shares in one of the separate portfolios. The assets of each portfolio are segregated and separately managed. Class A, Class B, Class L and Class Y shares of the Portfolio represent interests in the assets of the Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the shareholder service and distribution of Class A, Class B and Class L shares are borne solely by the respective Class and each such Class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to that Class. It is the intention of the Fund not to hold annual meetings of shareholders. The Board of Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting upon a vote of 10% of the Fund's outstanding shares for purposes of voting on removal of a Trustee or Trustees and the Fund will assist shareholders in calling such a meeting as required by Section

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------


16(c) of the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Board of Trustees may grant in their discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and transferable (subject to the Portfolio's minimum account size). Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary redemption as set forth under "Minimum Account Size."


      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Portfolio's investments.

      First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

      The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

                                                                     SMITHBARNEY

                                                A Member of TravelersGroup[LOGO]



                                                                    Smith Barney
                                                                      Muni Funds
                                                              National Portfolio


                                                            388 Greenwich Street
                                                        New York, New York 10013



                                                                    FD 0663 7/98


PROSPECTUS

                                                                    SMITH BARNEY
                                                                      MUNI FUNDS

                                                                    Pennsylvania
                                                                       Portfolio


                                                                   JULY 29, 1998


                                                   Prospectus begins on page one

[LOGO]  Smith Barney Mutual Funds
        Investing for your future.
        Every day.

--------------------------------------------------------------------------------
Prospectus                                                         July 29, 1998
--------------------------------------------------------------------------------


      Smith Barney Muni Funds
      Pennsylvania Portfolio
      388 Greenwich Street
      New York, New York 10013
      1 800-451-2010


      The Pennsylvania Portfolio (the "Portfolio") is one of eight investment portfolios that currently comprise Smith Barney Muni Funds (the "Fund"). The Portfolio seeks to pay its shareholders as high a level of income exempt from Federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing. The Portfolio will invest primarily in obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax.


      This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


      Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time (the "SAI"), which is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.


SMITH BARNEY INC.
Distributor


MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Prospectus Summary                                                             3
--------------------------------------------------------------------------------
Financial Highlights                                                           9
--------------------------------------------------------------------------------
Investment Objective and Management Policies                                  11
--------------------------------------------------------------------------------
Valuation of Shares                                                           17
--------------------------------------------------------------------------------
Dividends, Distributions and Taxes                                            18
--------------------------------------------------------------------------------
Purchase of Shares                                                            20
--------------------------------------------------------------------------------
Exchange Privilege                                                            27
--------------------------------------------------------------------------------
Redemption of Shares                                                          30
--------------------------------------------------------------------------------
Minimum Account Size                                                          33
--------------------------------------------------------------------------------
Performance                                                                   33
--------------------------------------------------------------------------------
Management of the Fund                                                        34
--------------------------------------------------------------------------------
Distribution                                                                  35
--------------------------------------------------------------------------------
Additional Information                                                        36
--------------------------------------------------------------------------------

================================================================================
      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or Smith Barney Inc. (the "Distributor"). This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
================================================================================

--------------------------------------------------------------------------------
Prospectus Summary
--------------------------------------------------------------------------------


      The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."


      INVESTMENT OBJECTIVE The Portfolio seeks to pay its shareholders as high a level of income exempt from Federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing. The Portfolio will invest primarily in obligations issued by the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax. The Portfolio may invest without limit in municipal obligations whose interest is a tax preference for purposes of the Federal alternative minimum tax. See "Investment Objective and Management Policies."


      ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment of at least $15,000,000. See "Purchase of Shares" and "Redemption of Shares."


      Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary - Reduced or No Initial Sales Charge."

      Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

      Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


      Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1% of the purchase price. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class L shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, which would be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.


      In deciding which Class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:


      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares, which have a lower upfront sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are not investing or intending to invest an amount which would receive a sales charge discount and who have a short-term or undetermined time frame.

      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer term investment outlooks.


      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price will be immediately invested in the Portfolio. In addition, Class A share purchases of

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


$500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class L shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

      Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class L shares is the same as that of an initial sales charge.


      See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

      PURCHASE OF SHARES Shares may be purchased through a brokerage account maintained by Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including certain institutional investors, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"). See "Purchase of Shares."


      INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum investment requirements for purchases of Portfolio shares through the Systematic Investment Plan are described below. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans. There is no minimum investment requirement for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney.

      SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

      REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."


      MANAGEMENT OF THE PORTFOLIO Mutual Management Corp. ("MMC" or the "Manager") formerly known as Smith Barney Mutual Funds Management, Inc., serves as the Portfolio's investment manager. MMC provides investment advisory and management services to various investment companies comprising the Smith Barney Mutual Funds. MMC is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."


      EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

      VALUATION OF SHARES Net asset value of the Portfolio for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."


      DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are paid at least annually. See "Dividends, Distributions and Taxes."


      REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."


      RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The Portfolio's concentration in Pennsylvania obligations involves certain additional risks that should be considered carefully by an investor. Additionally, the value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers of municipal obligations purchased by the Portfolio. The market value of municipal bonds may be adversely affected during periods of rising interest rates. Additionally, changes in Federal income tax laws affecting the tax exemption for interest on municipal obligations could affect the availability of tax exempt obligations for purchase and the value of the Portfolio's securities would be affected. See "Investment Objective and Management Policies."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

      THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Portfolio's operating expenses for its most recent fiscal year:



Pennsylvania Portfolio                                     Class A     Class B    Class L*   Class Y
----------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
   Maximum sales charge imposed on purchases
     (as a percentage of offering price) ................   4.00%       None       1.00%*     None
   Maximum CDSC (as a percentage of original cost
     or redemption proceeds, whichever is lower) ........   None**      4.50%      1.00%      None

Annual Portfolio Operating Expenses***
(as a percentage of average net assets)
   Management fees (after fee waiver) ...................   0.40%       0.40%      0.40%      0.40%
   12b-1 fees**** .......................................   0.15        0.65       0.70        --
   Other expenses .......................................   0.16        0.18       0.18       0.16*****
                                                            ----        ----       ----       ----
Total Portfolio Operating Expenses ......................   0.71%       1.23%      1.20%      0.56%
                                                            ====        ====       ====       ====

      *Class L shares were previously named Class C shares. For shareholders who owned Class C shares of the Portfolio, Class L shares may be purchased without incurring the 1% initial sales charge until June 25, 1999.

      **Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      ***"Management fees" have been restated to reflect the management fee waiver currently in effect for the Portfolio. Management fees were waived to a greater extent during the last fiscal year. Absent the fee waiver, the management fee would be incurred at the rate of 0.45% of each Class' average daily net assets. Absent the fee waiver, total expenses would be incurred at the rates of 0.76%, 1.28%, 1.25% and 0.61% for Class A, Class B, Class L and Class Y shares, respectively.

      ****Upon conversion of Class B shares to Class A shares such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

      *****For Class Y shares, "Other expenses" have been estimated because no Class Y shares were outstanding for the period ended March 31, 1998.


      Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Portfolio shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives with respect to Class B shares an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% service fee. With respect to Class L shares, Smith Barney also receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.


      EXAMPLE

      The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."


Pennsylvania Portfolio                               1 Year    3 Years    5 Years    10 Years*
----------------------------------------------------------------------------------------------
An investor would pay the following expenses
  on a $1,000 investment, assuming (1) 5.00%
  annual return and (2) redemption at the
  end of each time period:
          Class A...................................   $47       $62        $78         $125
          Class B...................................    58        69         78          134
          Class L...................................    32        48         75          154
          Class Y...................................     6        18         31           70

An investor would pay the following expenses
  on the same investment, assuming the same
  annual return and no redemption:
          Class A...................................   $47       $62        $78         $125
          Class B...................................    13        39         68          134
          Class L...................................    22        48         75          154
          Class Y...................................     6        18         31           70
----------------------------------------------------------------------------------------------


      *Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


      The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Portfolio's annual report dated March 31, 1998. The information set forth below should be read in conjunction with the financial statements and related notes that also appear in the Portfolio's Annual Report to Shareholders, which is incorporated by reference into the SAI. As of March 31, 1998, no Class Y shares were outstanding and, accordingly, no comparable information is available at this time for that Class.


For a share of beneficial interest outstanding throughout each year:


                                                     Class A Shares                                 Class B Shares
                                     --------------------------------------------   ---------------------------------------------
Pennsylvania Portfolio                  1998      1997       1996(1)   1995(2)(3)      1998     1997       1996(1)   1995(4)(5)
=================================================================================================================================
Net Asset Value,
  Beginning of Year                  $ 12.66    $ 12.62     $ 12.40    $ 12.00      $ 12.64    $ 12.61     $ 12.39    $ 12.35
---------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (6)             0.73       0.71        0.70       0.67         0.65       0.65        0.64       0.51
  Net realized and unrealized gain      0.95       0.04        0.29       0.35*        0.96       0.03        0.29       0.01*
---------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations            1.68       0.75        0.99       1.02         1.61       0.68        0.93       0.52
---------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.69)     (0.71)      (0.72)     (0.62)       (0.62)     (0.65)      (0.66)     (0.48)
  Net realized gains                   (0.11)        --       (0.05)        --        (0.11)        --       (0.05)        --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                    (0.80)     (0.71)      (0.77)     (0.62)       (0.73)     (0.65)      (0.71)     (0.48)
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year         $ 13.54    $ 12.66     $ 12.62    $ 12.40      $ 13.52    $ 12.64     $ 12.61    $ 12.39
---------------------------------------------------------------------------------------------------------------------------------
Total Return                           13.52%      6.11%       8.08%      8.82%++     12.97%      5.56%       7.61%      4.48%++
---------------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (millions)             $    16    $    15     $    12    $     8      $    19    $    16     $    13    $     5
---------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (6)                          0.37%      0.37%       0.38%      0.29%+       0.89%      0.88%       0.88%      0.82%+
  Net investment income                 5.46       5.66        5.57       5.76+        4.94       5.15        5.07       5.31+
---------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                   81%       122%         88%        38%          81%       122%         88%        38%
=================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method because it more accurately reflects the per share data for the period.
(2) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(3)   For the period from April 4, 1994 (inception date) to March 31, 1995.
(4) On November 7, 1994, the former Class E shares were renamed Class B shares.
(5)   For the period from June 20, 1994 (inception date) to March 31, 1995.


(6) The manager has waived all or a portion of its fees for the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                           Expense Ratios
                       Net Investment Income        Without Fee Waivers and/or
                       Per Share Decreases            Expense Reimbursements#
                 -----------------------------    -----------------------------
                 1998    1997    1996    1995     1998    1997    1996    1995
                 -----   -----   -----   -----    -----   -----   -----   -----
      Class A    $0.05   $0.06   $0.07   $0.09    0.79%   0.82%   0.93%   1.03%+
      Class B     0.05    0.06    0.07    0.08    1.31    1.33    1.44    1.58+





* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
# As a result of voluntary expense limitations, expense ratios would not exceed 0.80% and 1.30% for Class A and B shares, respectively.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:



                                                   Class L Shares(2)
                                     -------------------------------------------
Pennsylvania Portfolio                  1998      1997      1996(1)    1995(3)
================================================================================
Net Asset Value, Beginning of Year   $ 12.64    $ 12.61    $ 12.39    $ 12.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income (4)             0.64       0.64       0.64       0.59
  Net realized and unrealized gain      0.96       0.04       0.29       0.36*
--------------------------------------------------------------------------------
Total Income From Operations            1.60       0.68       0.93       0.95
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.62)     (0.65)     (0.66)     (0.56)
  Net realized gains                   (0.11)        --      (0.05)        --
--------------------------------------------------------------------------------
Total Distributions                    (0.73)     (0.65)     (0.71)     (0.56)
--------------------------------------------------------------------------------
Net Asset Value, End of Year         $ 13.51    $ 12.64    $ 12.61    $ 12.39
--------------------------------------------------------------------------------
Total Return                           12.84%      5.51%      7.56%      8.14%++
--------------------------------------------------------------------------------
Net Assets, End of Year (millions)   $     8    $     6    $     5    $     3
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (4)                          0.94%      0.94%      0.94%      0.86%+
  Net investment income                 4.89       5.09       5.00       5.04+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                   81%       122%        88%        38%
================================================================================


(1) Per share amounts have been calculated using the monthly average shares method rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.


(2) On November 7, 1994, the former Class B shares were renamed Class C shares. On June 12, 1998, the Class C shares were renamed Class L shares.


(3)   For the period from April 5, 1994 (inception date) to March 31, 1995.


(4) The manager has waived all or a portion of its fees for the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager reimbursed expenses of $23,433 and $32,063 for the year ended March 31, 1996 and the period ended March 31,1995, respectively. If such fees were not waived and expenses not reimbursed, the effect on net investment income and expense ratios would have been as follows:

                                                         Expense Ratios
                     Net Investment Income         Without Fee Waivers and/or
                      Per Share Decreases             Expense Reimbursements#
                -----------------------------     -----------------------------
                1998    1997    1996    1995      1998    1997    1996    1995
                ----    ----    ----    ----      ----    ----    ----    ----
      Class L   $0.05   $0.06   $0.07   $0.09     1.36%   1.39%   1.49%   1.56%+


* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
# As a result of voluntary expense limitations, expense ratios would not exceed 1.35% for Class C shares.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------


      The Portfolio seeks as high a level of income exempt from Federal income taxes and from the personal income taxes of the Commonwealth of Pennsylvania as is consistent with prudent investing. The Portfolio will invest primarily in obligations of the Commonwealth of Pennsylvania and its political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel for the various issuers, exempt from the state's as well as Federal income taxes at the time of their issuance. (For certain shareholders, a portion of the Portfolio's income may be subject to the alternative minimum tax ("AMT") on tax-exempt income discussed below.) Such obligations are often issued to raise money for public projects that enhance the quality of life including health facilities, housing, airports, schools, highways and bridges. The Portfolio invests its assets in securities of ranging maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between 5 and 30 years.

      The two principal classifications of municipal obligations are "general obligation" and "revenue". General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases from the proceeds of a special excise tax or other specific revenue source. Please see the SAI for a more detailed discussion about the different types of municipal obligations.

      Under the Tax Reform Act of 1986, interest income from municipal obligations issued to finance certain "private activities" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the AMT when received by a person in a tax year during which he is subject to that tax. Such private activity bonds include bonds issued to finance such projects as certain solid waste disposal facilities, student loan programs, and water and sewage projects. Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal obligations generally will provide somewhat higher yields than other municipal obligations of comparable quality and maturity. There is no limitation on the percent or amount of the Portfolio's assets that may be invested in AMT-Subject Bonds.

      Municipal bonds purchased for the Portfolio must, at the time of purchase, be investment grade municipal bonds, and at least two-thirds of the Portfolio's municipal bonds must be rated within the three highest ratings categories by a nationally recognized statistical rating organization ("NRSRO"). Investment grade bonds are rated within the four highest categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. ("Moody's") and AAA, AA, A and BBB by Standard & Poor's Ratings Group ("S&P") or, if unrated, determined to be comparable quality by MMC; pre-refunded bonds

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


escrowed by U.S. Treasury obligations are considered AAA rated (the highest rating) even though the issuer does not obtain a new rating. Up to one-third of the assets of the Portfolio may be invested in municipal bonds rated in the fourth highest category (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Portfolio may invest. In determining the suitability of an investment in an unrated municipal bond, the Manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the Portfolio purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Portfolio but the Manager will consider such an event in determining whether the Portfolio should continue to hold the security.

      The Portfolio's short-term municipal obligations will be limited to high grade obligations (obligations that are secured by U.S. Government Securities or are rated MIG 1 or MIG 2, VMIG 1 or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-1+, SP-1, SP-2, or A-1 or AA or better by S&P or have a rating within comparable categories by any other NRSRO, or obligations that are unrated but determined by the Manager to be comparable). Among the types of short-term instruments in which the Portfolio may invest are floating or variable rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of over one year, but contain a demand feature that enables the holder to liquidate the investment on no more than 30 days' notice; variable rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Portfolio may purchase participation interests in variable rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. Participation interests will be purchased only if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.


      The Portfolio will not invest more than 15% of the value of its net assets in

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


illiquid securities, including those for which there is no established market.

      The Portfolio may purchase new issues of municipal obligations on a when-issued basis, i.e. delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received are each fixed on the purchase date, although no interest accrues with respect to a when-issued security prior to its stated delivery date. During the period between purchase and settlement, assets consisting of cash or debt securities of any grade having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Board of Trustees, will be segregated at the custodian bank. Interest rates at settlement may be lower or higher than on the purchase date, which would result in appreciation or depreciation, respectively. Although a Portfolio will only purchase municipal obligations on a when-issued basis with the intention of actually acquiring the securities, the Portfolio may sell these securities before the settlement date if it is deemed advisable.


      Portfolio transactions will be undertaken primarily to accomplish the Portfolio's objective in relation to anticipated movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective.


      The Portfolio may borrow on a short-term basis in amounts of up to 5% of its assets in order to facilitate the settlement of Portfolio securities transactions.

      The Portfolio may invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. Government securities as a hedging policy in pursuit of its investment objective; provided that immediately thereafter not more than 33 1/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments will be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or market conditions but does not wish to liquidate the Portfolio's securities. A further discussion of futures contracts and their associated risks is contained in the SAI.


      The Portfolio may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.


      The Portfolio may invest in municipal lease obligations, which may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

      The liquidity of municipal lease obligations varies. Municipal leases held by the Portfolio will be considered illiquid securities unless the Board of Trustees determines that the leases are readily marketable. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Portfolio's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might be difficult. The Portfolio will not invest more than 5% of its assets in such "non-appropriation" municipal lease obligations.


      It is a fundamental policy that under normal market conditions, the Portfolio will seek to invest 100% of its assets - and the Portfolio will invest not less than 80% of its assets - in municipal obligations the interest on which is exempt from Federal income taxes (other than the alternative minimum tax). It is also a fundamental policy that under normal market conditions, the Portfolio will invest at least 65% of its assets in municipal obligations the interest on which is also exempt from the personal income taxes of the Commonwealth of Pennsylvania in the opinion of bond counsel to the issuers. The Portfolio may invest up to 20% of its assets in taxable fixed-income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States, and may invest more than 20% of its assets in U.S. Government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Portfolio's monies available for investment exceed the municipal obligations available for purchase that meet the

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

Portfolio's rating, maturity and other investment criteria. To the extent the Portfolio is so invested, the investment objective may not be achieved.


      Year 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders by Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund or shareholder services at that time.

      In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.


      RISK AND INVESTMENT CONSIDERATIONS

      Investors should realize that risk of loss is inherent in the ownership of any securities and that the Portfolio's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. In addition, the ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the municipal bond markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. In general, the longer the maturity of a municipal obligation, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal obligation. During periods of falling interest rates, the values of long-term, municipal obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the value of portfolio securities will not affect interest income derived

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

from those securities but will affect the Portfolio's net asset value. Since the Portfolio's objective is to provide high current income, it will invest in municipal obligations with an emphasis on income rather than stability of net asset value.


      The Portfolio is registered as a "non-diversified" company under the Investment Company Act of 1940 (the "1940 Act"), in order for the Portfolio to have the ability to invest more than 5% of its assets in the securities of any issuer. The Portfolio intends to comply with Subchapter M of the Internal Revenue Code (the "Code") that limits the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code) that exceed 5% of the Portfolio's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the Portfolio's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of the Portfolio's total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in the Portfolio may entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Portfolio's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Portfolio, and consequently a greater degree of fluctuation of the Portfolio's net asset value, because the Portfolio will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.


      RISK FACTORS AFFECTING PENNSYLVANIA


      Potential purchasers of shares of the Portfolio should consider the fact that the Portfolio consists primarily of securities issued by the Commonwealth of Pennsylvania (the "Commonwealth"), its municipalities and authorities and should realize the substantial risks associated with an investment in such securities.


      Pennsylvania's economy historically has been dependent upon heavy industry, but has diversified recently into various services, particularly into medical and health services, education and financial services. Agricultural industries continue to be an important part of the economy, including not only the production of diversified food and livestock products, but substantial economic activity in agribusiness and food-related industries. Service industries currently employ the greatest share of non-agricultural workers, followed by the categories of trade and manufacturing. Future economic difficulties in any of these industries could have an adverse impact on the finances of the Commonwealth or its municipalities, and could adversely affect the market value of the municipal obligations in the Portfolio or the ability of the respective obligors to make payments of interest and principal due on such municipal obligations.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      Additional information regarding the Commonwealth is included in the SAI.


      PORTFOLIO TRANSACTIONS AND TURNOVER


      The Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually, no brokerage commissions, as such, are paid by the Portfolio, since purchases and sales of municipal bonds and other debt securities are traded through broker-dealers in principal transactions, although the price paid usually includes a compensation to the dealer.


      The Portfolio cannot accurately predict its portfolio turnover rate, but anticipates that the annual turnover will not exceed 100%. An annual turnover rate of 100% would occur when all of the securities held by the Portfolio are replaced one time during a period of one year. The Manager will not consider turnover rate a limiting factor in making investment decisions consistent with the investment objective and policies of the Portfolio. See "Financial Highlights" for the Portfolio's annual turnover rate during each year since inception.

--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------


      The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE, which is currently 4:00 P.M. New York City time on each day that the NYSE is open, by dividing the Portfolio's net asset values attributable to each Class by the total number of shares of the Class outstanding.

      When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term instruments maturing within 60 days will be valued at cost plus (minus) amortized discount (premium), if any, when amortized cost approximates fair value. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------


      DIVIDENDS AND DISTRIBUTIONS

      Dividends from the Portfolio's net investment income are paid monthly, and any net realized capital gain are declared and distributed at least annually.


      If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

      Income dividends and capital gains distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data") should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.


      The per share dividends on Class B and Class L shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

      TAXES

      The following is a summary of the material tax considerations affecting the Portfolio and its shareholders. Please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other federal, state, local, or foreign tax implications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of an investment.

      The Portfolio intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a separate regulated investment company. In each taxable year that the Portfolio qualifies, so long as such qualification is in the best interests of its shareholders, the Portfolio will pay no federal income tax on its net investment income and long-term capital gain that is distributed to shareholders, provided the Portfolio distributes at least 90% of its net investment income and net short-term capital gains for the taxable year. The Portfolio also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to shareholders. Exempt-interest dividends are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income (or intangible) tax purposes.

      Exempt-interest dividends attributable to interest received by the Portfolio on

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


certain "private-activity" bonds will be treated as a specific tax preference item to be included in a shareholder's alternative minimum tax computation. All exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from federal income tax for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.

      Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to federal income tax.

      The interest expense incurred by a shareholder on borrowing made to purchase or carry Portfolio shares is not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.

      Dividends paid by the Portfolio from interest income on taxable investments, net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains derived from the sale of bonds held by the Portfolio for more than one year are taxable as long-term capital gains regardless of the length of time a shareholder has owned Portfolio shares.

      Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional shares. None of the dividends paid by the Portfolio will qualify for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

      A shareholder's gain or loss on the disposition of shares (whether by redemption, sale or exchange) generally will be a long-term or short-term gain or loss depending on whether the shares had been owned for more than 12 months, or 12 months or less, respectively. Losses realized by a shareholder on the disposition of shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

      The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for shareholders who do not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


      PENNSYLVANIA TAXES

      Exempt-interest dividends distributed by the Pennsylvania Portfolio will not be subject to the Pennsylvania personal income tax, the corporate net income tax or to the Philadelphia school district investment income tax to the extent that the dividends are attributable to interest received by the Portfolio from its investments in Pennsylvania municipal obligations and U.S. Government obligations, including obligations issued by U.S. possessions. For Pennsylvania personal income tax purposes, capital gain distributions are treated as ordinary dividends and are taxed at ordinary income tax rates.


      Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from local taxes, in addition to the exemption from Federal taxes, necessarily limits the fund's ability to diversify geographically. Each Portfolio will make available annually to its shareholders information concerning the tax status of its distributions, including the amount of its dividends designated as exempt-interest dividends and as capital gain dividends.


      The foregoing is only a brief summary of some of the tax considerations generally affecting each Portfolio and its shareholders who are Pennsylvania residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.


--------------------------------------------------------------------------------
PURCHASE OF SHARES
--------------------------------------------------------------------------------

      GENERAL


      The Portfolio offers four Classes of shares. Class A and Class L shares are sold to investors with an initial sales charge; Class B shares are sold without an initial sales charge; Class B and Class L shares are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Until June 25, 1999, purchases of Class L shares by investors who were holders of Class C shares of the Portfolio on June 12, 1998 will not be subject to the 1% initial sales charge. See "Prospectus Summary - Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

      Purchases of Portfolio shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. In addition, certain investors, including certain institutional investors, may purchase shares directly from the Fund through First Data. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Smith Barney and other broker/

--------------------------------------------------------------------------------
PURCHASE OF SHARES (continued)
--------------------------------------------------------------------------------

dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.


      Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of at least $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, a unitholder who invests distributions from a UIT sponsored by Smith Barney, and Trustees or Directors of any Travelers-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data. It is not recommended that the Portfolio be used as an investment for Keogh, IRA or other qualified retirement plans.

      Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Portfolio calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through the Distributor, payment for Portfolio shares is due on the third business day (the "settlement date") after the trade date. In all other cases, payment must be made with the purchase order.


      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution

--------------------------------------------------------------------------------
PURCHASE OF SHARES (continued)
--------------------------------------------------------------------------------

indicated by the shareholder to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

      INITIAL SALES CHARGE ALTERNATIVE - CLASS A SHARES

      The sales charges applicable to purchases of Class A shares of the Portfolio are as follows:


================================================================================
                                                               Dealers'
                               Sales Charge                  Reallowance
                            % of             % of              as % of
Amount of Investment   Offering Price   Amount Invested     Offering Price
--------------------------------------------------------------------------------
Less than    $25,000         4.00%           4.17%             3.60%
$ 25,000 --   49,999         3.50            3.63              3.15
  50,000 --   99,999         3.00            3.09              2.70
 100,000 --  249,999         2.50            2.56              2.25
 250,000 --  499,999         1.50            1.52              1.35
 500,000    and over           *               *                 *
===============================================================================

      *Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."


      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.


      INITIAL SALES CHARGE WAIVERS -- CLASS A SHARES

      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Travelers and its subsidiaries and of any Travelers-affiliated funds, including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse

--------------------------------------------------------------------------------
PURCHASE OF SHARES (continued)
--------------------------------------------------------------------------------

of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are sold with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) investments of distributions from a UIT sponsored by Smith Barney; and (g) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

      RIGHT OF ACCUMULATION


      Class A shares of the Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and other Smith Barney Mutual Funds offered with a sales charge, as currently, listed under "Exchange Privilege," then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.


      GROUP PURCHASES

      Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above

--------------------------------------------------------------------------------
PURCHASE OF SHARES (continued)
--------------------------------------------------------------------------------


under "Initial Sales Charge Alternative -- Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. The Distributor may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that it will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members, and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to the Distributor. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the Distributor.


      LETTER OF INTENT

      Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Portfolio and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the

--------------------------------------------------------------------------------
PURCHASE OF SHARES (continued)
--------------------------------------------------------------------------------

charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.


      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the Portfolio within six months from the date of the Letter. If a total investment of $15,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

      INITIAL SALES CHARGE ALTERNATIVE -- CLASS L SHARES

      The sales charge applicable to purchases of Class L shares is 1.00% of the public offering price, which is 1.01% of the amount invested, and all of this amount is reallowed to dealers who sell Class L shares.

      The initial sales charge on Class L shares is paid to the Distributor. Members of the selling group may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.


      DEFERRED SALES CHARGE ALTERNATIVES


      "CDSC Shares" including any shares for which a CDSC may be imposed on certain redemptions. "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original investment in the shares being redeemed or their account value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class L shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years

--------------------------------------------------------------------------------
PURCHASE OF SHARES (continued)
--------------------------------------------------------------------------------


since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the CDSC for redemptions of Class B shares by shareholde of the Portfolio:


      Year Since Purchase
      Payment Was Made                      CDSC
      ----------------------------------------------
      First                                 4.50%
      Second                                4.00
      Third                                 3.00
      Fourth                                2.00
      Fifth                                 1.00
      Sixth and thereafter                  0.00
      ----------------------------------------------

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will be converted at that time such proportion of his or her Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."

      In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

      To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500

--------------------------------------------------------------------------------
PURCHASE OF SHARES (continued)
--------------------------------------------------------------------------------

redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

      WAIVERS OF CDSC

      The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

      CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------


      Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.


Fund Name
--------------------------------------------------------------------------------

Growth Funds


    Concert Peachtree Growth Fund
    Concert Social Awareness Fund
    Smith Barney Aggressive Growth Fund Inc.
    Smith Barney Appreciation Fund Inc.
    Smith Barney Balanced Fund
    Smith Barney Contrarian Fund
    Smith Barney Convertible Fund
    Smith Barney Fundamental Value Fund Inc.

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------


    Smith Barney Funds, Inc. -- Large Cap Value Fund
    Smith Barney Large Cap Blend Fund
    Smith Barney Large Capitalization Growth Fund
    Smith Barney Natural Resources Fund Inc.
    Smith Barney Premium Total Return Fund
    Smith Barney Small Cap Blend Fund, Inc.
    Smith Barney Special Equities Fund

Taxable Fixed-Income Funds

 ** Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund
*** Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund
    Smith Barney Funds, Inc. -- U.S. Government Securities Fund
    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund
    Smith Barney Managed Governments Fund Inc.
    Smith Barney Total Return Bond Fund


Tax-Exempt Funds


    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
  * Smith Barney Intermediate Maturity California Municipals Fund
  * Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Managed Municipals Fund Inc.
    Smith Barney Massachusetts Municipals Fund
    Smith Barney Municipal High Income Fund
    Smith Barney Muni Funds -- Florida Portfolio
    Smith Barney Muni Funds -- Georgia Portfolio
  * Smith Barney Muni Funds -- Limited Term Portfolio
    Smith Barney Muni Funds -- National Portfolio
    Smith Barney Muni Funds -- New York Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund

Global International Funds

    Smith Barney Hansberger Global Small Cap Value Fund
    Smith Barney Hansberger Global Value Fund
    Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
    Smith Barney World Funds, Inc. -- European Portfolio
    Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, inc. -- Pacific Portfolio

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

Smith Barney Concert Allocation Series Inc.


    Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Global Portfolio
    Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
    Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio


Money Market Funds


  + Smith Barney Exchange Reserve Fund
*** Smith Barney Money Funds, Inc. -- Cash Portfolio
*** Smith Barney Money Funds, Inc. -- Government Portfolio
 ++ Smith Barney Money Funds, Inc. -- Retirement Portfolio
*** Smith Barney Municipal Money Market Fund, Inc.
*** Smith Barney Muni Funds -- California Money Market Portfolio *** Smith Barney Muni Funds -- New York Money Market Portfolio

------------
* Available for exchange with Class A, Class L and Class Y shares of the Portfolio.


**  Available for exchange with Class A and Class B shares of the Portfolio.

*** Available for exchange with Class A and Class Y shares of the Portfolio.


+   Available for exchange with Class B and Class L shares of the Portfolio.


++  Available for exchange with Class A shares of the Portfolio.

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.


      Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Portfolio that have been exchanged.


      Class A and Class Y Exchanges. Class A and Class Y shareholders of the Portfolio who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.


      Additional Information Regarding the Exchange Privilege. Excessive exchange transactions can be detrimental to the Portfolio's performance and its shareholders. The investment manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or
(b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

      The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

      Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:


      Smith Barney Muni Funds/Pennsylvania Portfolio
      Class A, B, L or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Boston, Massachusetts 01581-5128

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.


      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM


      Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange portfolio shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, including a signature guarantee, that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Portfolio.

      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares, may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

      A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open.


      Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

      AUTOMATIC CASH WITHDRAWAL PLAN

      The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC). For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to involuntarily liquidate any shareholder's account if the aggregate value of the shares held in a Portfolio account is less than $500. (If a shareholder has more than one account in this Portfolio, each account must satisfy the minimum account size.) The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------


      From time to time the Portfolio may advertise its yield, taxable equivalent yield, total return and average annual total return in advertisements. In addition, in other types of sales literature the Portfolio may also include its distribution rate. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio Class refers to the net income earned by investments in the Class over a thirty-day period ending at month end. This net income is then annualized, i.e., the amount of income earned by the investments during that 30-day period is assumed to be earned each 30-day period for twelve periods and is expressed as a percentage of the investments. The taxable equivalent yield is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Class. The yield and taxable equivalent yield quotations are calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The distribution rate is calculated by annualizing the latest monthly distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above described yield. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without analyzing the total return or taking sales charges into account. The Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

      BOARD OF TRUSTEES


      Overall responsibility for management and supervision of the Portfolio rests with the Fund's Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's investment manager. The SAI contains background information regarding each Trustee and executive officer of the Fund.


      MANAGER


      Mutual Management Corp. ("MMC" or the "Manager"), manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio.

      MMC was incorporated in 1968 under the laws of Delaware. MMC, Holdings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. As of March 31, 1998, MMC had aggregate assets under management of approximately $100.5 billion.

      MMC provides the Fund with investment management services and executive and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, accounting, administrative services and services relating to research, statistical work and supervision of the Portfolio. For the services provided, the management agreement provides that the Fund will pay MMC an annual fee calculated at the rate of 0.45% of the Portfolio's average daily net assets. MMC waived a portion of its management fee for the Portfolio for the fiscal year March 31, 1998, and the effective rate of the management fee was 0.04%. For the past fiscal year, total operating expenses were 0.37% of the average daily assets for Class A shares; 0.89% of the average daily net assets for Class B shares; and 0.94% of the average daily net assets for Class L shares. MMC has voluntarily agreed to waive its fee if in any fiscal year the aggregate expenses of any Class of the Portfolio exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed 0.65% of such Class' average net asset values for that fiscal year. This voluntary expense limitation will remain in effect until terminated by notice to shareholders and by supplement to the then-current prospectus. In addition, as noted above, the Manager has waived its fees on a voluntary basis in amounts greater than that required under the foregoing voluntary expense limitation.

      On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction has been approved by the stockholders of each of Travelers and Citicorp. Travelers has filed an application

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------


to become a bank holding company so that, upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"). The requirements of the BHCA, the Glass-Steagall Act and certain other laws and regulations will then be applicable to Travelers and its subsidiaries.


      The Manager does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives. Smith Barney and the Manager believe that the Manager's services under the Management Agreement and the shareholder service activities performed by Smith Barney are not underwriting and would be consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is little controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by subsidiaries of bank holding companies. If Smith Barney and the Manager, or their affiliates, were to be prevented from acting as the manager or a shareholder service agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.


      PORTFOLIO MANAGEMENT

      Peter M. Coffey, a Managing Director of Smith Barney, has served as Vice President of the Fund and portfolio manager of the Portfolio since it commenced operations (April 4, 1994) and manages the day-to-day investment operations of the Portfolio including making all investment decisions. Mr. Coffey serves as the portfolio manager for five of the Fund's non-money market portfolios.


      Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended March 31, 1998 is included in the Annual Report dated March 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

--------------------------------------------------------------------------------
Distribution
--------------------------------------------------------------------------------

      Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of the Portfolio at the annual rate

--------------------------------------------------------------------------------
Distribution (continued)
--------------------------------------------------------------------------------


of 0.15% of the average daily net asset values attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B and Class L shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net asset values attributable to these Classes. Class B shares will no longer be subject to a distribution fee after conversion to Class A shares eight years after the date of purchase. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

      The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling the different Classes of Shares.

      Payments under the Plan with respect to Class B and Class L shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney, and the payments may exceed distribution expenses actually incurred. The Fund's Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

      The Glass-Steagall Act currently prohibits certain financial institutions from underwriting securities of open-end investment companies, such as the Fund. Therefore, in connection with the anticipated merger of Travelers and Citicorp and as a consequence of the anticipated applicability of the BHCA and the Glass-Steagall Act, the Fund plans to retain the services of a new entity (which is not otherwise affiliated with Travelers) to act as distributor of the Portfolio's shares.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

      The Fund, an open-end management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Trustees have authorized the issuance of different series of shares, each representing shares in one of the separate

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------


portfolios. The assets of each Portfolio are segregated and separately managed. Class A, Class B, Class L and Class Y shares of each Portfolio represent interests in the assets of that Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the shareholder service and distribution of Class A, Class B and Class L shares are borne solely by the respective class and each such class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertains to that class. It is the intention of the Fund not to hold annual meetings of shareholders. The Board of Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting of shareholders upon a vote of 10% of the Fund's outstanding shares for purposes of voting on removal of a Trustee or Trustees. Shareholders will receive assistance in communicating with other shareholders in connection with the removal of Trustees as required by Section 16(c) of the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and transferrable (subject to the Portfolio's minimum account size). Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary redemption as set forth under "Minimum Account Size."


      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, PA 19103 serves as custodian of the Portfolio's investments.

      First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

      The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Portfolio at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

                                                                    SMITH BARNEY
                                               A Member of Travelers Group[LOGO]


                                                                    Smith Barney
                                                                      Muni Funds
                                                                    Pennsylvania
                                                                       Portfolio


                                                            388 Greenwich Street
                                                        New York, New York 10013



                                                                     FD0772 7/98


PROSPECTUS

                                                                    SMITH BARNEY

                                                                      MUNI FUNDS

                                                                        New York

                                                                       Portfolio


                                                                   JULY 29, 1998


                                                   Prospectus begins on page one

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
Prospectus                                                         July 29, 1998
--------------------------------------------------------------------------------


      Smith Barney Muni Funds
      New York Portfolio
      388 Greenwich Street
      New York, New York 10013
      1 800-451-2010


      The New York Portfolio (the "Portfolio") is one of eight investment portfolios that currently comprise Smith Barney Muni Funds (the "Fund").


      The New York Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes and from New York State and City personal income taxes as is consistent with prudent investing.

      The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference for purposes of the Federal alternative minimum tax.

      This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


      Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time (the "SAI"), which is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.


SMITH BARNEY INC.
Distributor


MUTUAL MANAGEMENT CORP.


Investment Manager


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Prospectus Summary                                                            3
--------------------------------------------------------------------------------
Financial Highlights                                                          9
--------------------------------------------------------------------------------
Investment Objective and Management Policies                                 12
--------------------------------------------------------------------------------
Valuation of Shares                                                          18
--------------------------------------------------------------------------------
Dividends, Distributions and Taxes                                           19
--------------------------------------------------------------------------------
Purchase of Shares                                                           21
--------------------------------------------------------------------------------
Exchange Privilege                                                           28
--------------------------------------------------------------------------------
Redemption of Shares                                                         31
--------------------------------------------------------------------------------
Minimum Account Size                                                         34
--------------------------------------------------------------------------------
Performance                                                                  34
--------------------------------------------------------------------------------
Management of the Fund                                                       35
--------------------------------------------------------------------------------
Distribution                                                                 37
--------------------------------------------------------------------------------
Additional Information                                                       38
--------------------------------------------------------------------------------

================================================================================
      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Fund or Smith Barney Inc. (the "Distributor"). This Prospectus does not constitute an offer by the Fund or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

================================================================================

--------------------------------------------------------------------------------
Prospectus Summary
--------------------------------------------------------------------------------


      The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."


      INVESTMENT OBJECTIVE The New York Portfolio seeks to pay its shareholders as high a level of monthly income exempt from Federal income taxes and from New York State and City personal income taxes as is consistent with prudent investing. The Portfolio may invest without limit in municipal obligations whose interest is a tax preference for purposes of the Federal alternative minimum tax. See "Investment Objective and Management Policies."


      ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment of at least $15,000,000. See "Purchase of Shares" and "Redemption of Shares."


      Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Reduced or No Initial Sales Charge."

      Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

      Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."


      Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class L shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, which would be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.


      In deciding which class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:


      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Shareholders who are planning to establish a program of regular in vestment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares, which have a lower upfront sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are not investing or intending to invest an amount which would receive a sales charge discount and who have a short-term or undetermined time frame.

      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer term investment outlooks.


      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price will be immediately invested in the Portfolio. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class L shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

      Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class L shares is the same as that of an initial sales charge.


      See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.

      PURCHASE OF SHARES Shares may be purchased through a brokerage account maintained by Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. In addition, certain investors, including certain institutional investors, may purchase shares directly from the Fund through the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"). See "Purchase of Shares."


      INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. The mini mum investment requirements for purchases of Portfolio shares through the Systematic Investment Plan are described below. It is not recommended that the Portfolio be used as a vehicle for Keogh, IRA or other qualified retirement plans. There is no minimum investment requirement in Class A for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. It is not recommended that the Portfolio be used as an investment for Keogh, IRA or other qualified retirement plans. See "Purchase of Shares."

      SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

quarterly basis is $50. See "Purchase of Shares."

      REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."


      MANAGEMENT OF THE PORTFOLIO Mutual Management Corp. ("MMC" or the "Manager"), formerly known as Smith Barney Mutual Funds Management, Inc., serves as the Portfolio's investment manager. MMC provides investment advisory and management services to various investment companies comprising the Smith Barney Mutual Funds. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."


      EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

      VALUATION OF SHARES Net asset value of the Portfolio for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."


      DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are paid at least annually. See "Dividends, Distributions and Taxes."


      REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution rein vestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."


      RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The concentration of New
York Portfolio in municipal obligations involves certain additional risks that should be considered carefully by investors. Additionally, the value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers of municipal obligations purchased by the Portfolio. The market value of municipal bonds may be adversely affected during periods of rising interest rates. Additionally, changes in Federal income tax

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

laws affecting the tax exemption for interest on municipal obligations could affect the availability of tax exempt obligations for purchase and the value of the Portfolio's securities would be affected. See "Investment Objectives and Management Policies."

      THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Portfolio's operating expenses for its most recent fiscal year:


New York Portfolio                                     Class A    Class B    Class L*    Class Y
-------------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
Maximum sales charge imposed on purchases
  (as a percentage of offering price) ...........      4.00%      None       1.00%*      None
Maximum CDSC (as a percentage of original cost or
  redemption proceeds, whichever is lower) ......      None**     4.50%      1.00%       None

Annual Portfolio Operating Expenses
(as a percentage of average net assets)
    Management fees .............................      0.50%      0.50%      0.50%       0.50%
    12b-1 fees*** ...............................      0.15       0.65       0.70          --
    Other expenses ..............................      0.06       0.08       0.08        0.06****
                                                       ----       ----       ----        ----
Total Portfolio Operating Expenses ..............      0.71%      1.23%      1.28%       0.56%
                                                       ====       ====       ====        ====
-------------------------------------------------------------------------------------------------

      *Class L shares were previously named Class C shares. For shareholders who owned Class C shares of the Portfolio, Class L shares may be purchased without incurring the 1% initial sales charge until June 25, 1999.

      **Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      ***Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

      ****"Other expenses" for Class Y shares have been estimated because no Class Y shares were outstanding for the fiscal year ended March 31, 1998.


      Class A shares of the Portfolio purchased through the Smith Barney Asset One Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Portfolio shares and investors may

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives with respect to Class B shares an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% service fee. With respect to Class L shares, Smith Barney also receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.


      EXAMPLE

      The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."


New York Portfolio             1 Year        3 Years       5 Years     10 Years*
--------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000 investment, assuming (1) 5.00% annual return and
 (2) redemption at the end of each time period:

      Class A ..........       $47           $62           $78          $125
      Class B ..........        58            69            78           134
      Class L ..........        33            50            80           163
      Class Y ..........         6            18            31            70
--------------------------------------------------------------------------------
An investor would pay the following expenses on the same investment, assuming the same annual return and no redemption:

                               1 Year        3 Years       5 Years     10 Years*
--------------------------------------------------------------------------------
      Class A ..........        $47           $62           $78          $125
      Class B ..........         13            39            68           134
      Class L ..........         23            50            80           163
      Class Y ..........          6            18            31            70
--------------------------------------------------------------------------------


*Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, each Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


      The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon for the five-year period ended March 31, 1998 appears in the Portfolio's annual report dated March 31, 1998. The information set forth below should be read in conjunction with the financial statements and related notes that also appear in the Portfolio's Annual Report to Shareholders, which is incorporated by reference into the SAI. As of March 31, 1998, no Class Y shares were outstanding and, accordingly, no comparable information is available at this time for that class.


For a share of beneficial interest outstanding throughout each year:


New York Portfolio                                               Class A Shares
-----------------------------------------------------------------------------------------------------------------------------
Year Ended
  March 31,                1998      1997      1996      1995(1)     1994      1993      1992      1991      1990      1989
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of
  Year                     $13.16    $13.19    $12.83    $12.83      $13.25    $12.33    $11.80    $11.67    $11.48    $11.25
-----------------------------------------------------------------------------------------------------------------------------
  Net investment
    income                   0.72      0.74      0.75      0.76        0.78      0.81      0.83      0.85      0.86      0.86
  Net realized and
  unrealized
  gain (loss)                0.81     (0.03)     0.35      0.01*      (0.41)     0.92      0.51      0.13      0.20      0.23
-----------------------------------------------------------------------------------------------------------------------------
Total Income from
  Operations                 1.53      0.71      1.10      0.77        0.37      1.73      1.34      0.98      1.06      1.09
=============================================================================================================================
Less Distributions From:
  Net investment
    income                  (0.73)    (0.74)    (0.74)    (0.77)      (0.79)    (0.81)    (0.81)    (0.85)    (0.87)    (0.86)
  Net realized gains        (0.05)       --        --        --          --        --        --        --        --        --
-----------------------------------------------------------------------------------------------------------------------------
Total Distributions         (0.78)    (0.74)    (0.74)    (0.77)      (0.79)    (0.81)    (0.81)    (0.85)    (0.87)    (0.86)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year              $13.91    $13.16    $13.19    $12.83      $12.83    $13.25    $12.33    $11.80    $11.67    $11.48
=============================================================================================================================
Total Return(P)             11.83%     5.48%     8.71%     6.32%       2.66%    14.48%    11.98%     8.74%     9.28%    10.04%
-----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of
  Year (millions)            $554      $531      $558       $83         $70       $62       $40       $33       $28       $12
-----------------------------------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
  Expenses (2)               0.71%     0.75%     0.72%     0.63%       0.55%     0.55%     0.48%     0.28%     0.25%     0.24%
  Net investment
  income                     5.28      5.58      5.84      6.00        5.79      6.32      6.86      7.31      7.10      7.48
-----------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover
  Rate                         71%       53%       36%       30%         20%       22%       24%       70%       25%       56%
=============================================================================================================================


(1) On October 10, 1994, the former Class C shares were exchanged into Class A shares.
(2) As a result of voluntary expense limitations, the expense ratio will not exceed 0.85% for Class A Shares.
* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
(P) Total returns do not reflect any sales loads or contingent deferred sales charges.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:


New York Portfolio                                                     Class B Shares
--------------------------------------------------------------------------------------------------------------
Year Ended March 31,                               1998             1997             1996            1995(2)
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year                                 $13.15           $13.18           $12.84           $11.96
--------------------------------------------------------------------------------------------------------------
Income from Operations:
  Net investment income                             0.65             0.67             0.67             0.31
  Net realized and unrealized gain (loss)           0.80            (0.03)            0.35             0.86*
--------------------------------------------------------------------------------------------------------------
Total Income from Operations                        1.45             0.64             1.02             1.17
==============================================================================================================
Less Distributions From:
  Net investment income                            (0.66)           (0.67)           (0.68)           (0.29)
  Net realized gains                               (0.05)              --               --               --
--------------------------------------------------------------------------------------------------------------
Total Distributions                                (0.71)           (0.67)           (0.68)           (0.29)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                      $13.89           $13.15           $13.18           $12.84
==============================================================================================================
Total Return(P)                                    11.19%            4.96%            8.05%            9.92%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)                  $195             $185             $181               $4
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(1)                                       1.23%            1.27%            1.25%            1.27%+
  Net investment income                             4.76             5.06             5.45             5.76+
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                               71%              53%              36%              30%
==============================================================================================================


(1) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 1.35% for Class B shares.
(2)   For the period from November 11, 1994 (inception date) to March 31, 1995.
* Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
(P) Total returns do not reflect any sales loads or contingent deferred sales charges.
+     Annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:


New York Portfolio                                                 Class L Shares(1)
------------------------------------------------------------------------------------------------------------
Year Ended March 31,                         1998       1997       1996       1995       1994       1993(2)
------------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Year                           $13.14     $13.17     $12.83     $12.82     $13.24     $12.84
------------------------------------------------------------------------------------------------------------
Income from Operations:
  Net investment income                       0.64       0.66       0.66       0.68       0.68       0.15
  Net realized and unrealized gain (loss)     0.80      (0.02)      0.36       0.01*     (0.40)      0.37
------------------------------------------------------------------------------------------------------------
Total Income from Operations                  1.44       0.64       1.02       0.69       0.28       0.52
============================================================================================================
Less Distributions From:
  Net investment income                      (0.65)     (0.67)     (0.68)     (0.68)     (0.70)     (0.12)
  Net realized gains                         (0.05)        --         --         --         --         --
------------------------------------------------------------------------------------------------------------
Total Distributions                          (0.70)     (0.67)     (0.68)     (0.68)     (0.70)     (0.12)
------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $13.88     $13.14     $13.17     $12.83     $12.82     $13.24
============================================================================================================
Total Return(P)                              11.13%      4.91%      8.07%      5.66%      1.96%      4.04%++
------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)             $11        $10         $9         $6         $5         $1
------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(3)                                 1.28%      1.32%      1.28%      1.28%      1.23%      1.23%+
  Net investment income                       4.71       5.01       5.02       5.38       4.98       5.37+
------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                         71%        53%        36%        30%        20%        22%
============================================================================================================

(1) On November 7, 1994, the former Class B shares were renamed Class C shares. On June 12, 1998, the Class C shares were renamed Class L shares.


(2)   For the period from January 8, 1993 (inception date) to March 31, 1993.
(3) As a result of voluntary expense limitations, the expense ratio will not exceed 1.40% for Class C Shares.
+     Annualized.
++ Total return is not annualized, as it may not be representative of the total return for the year.


* Includes the per share effect of shareholder sales and redemptions activity during the period, most of which occurred at net asset value less than the net asset value at the beginning of the period.


(P) Total returns do not reflect any sales loads or contingent deferred sales charges.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------


      The Portfolio seeks as high a level of income exempt from Federal income taxes and from New York State and City personal income taxes as is consistent with prudent investing. The Portfolio will seek to be fully invested in obligations of New York and its political subdivisions, agencies and instrumentalities that were, in the opinion of bond counsel to the issuer, exempt from such state's personal income taxes as well as Federal income taxes at the time of their issuance. (For certain shareholders, a portion of the Portfolio's income may be subject to the alternative minimum tax ("AMT") on tax-exempt income discussed below.) Such obligations are often issued to raise money for public projects that enhance the quality of life including health facilities, housing, airports, schools, highways and bridges. The Portfolio invests its assets in securities of ranging maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between 5 and 30 years.


      The two principal classifications of municipal obligations are "general obligation" and "revenue". General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Please see the Statement of Additional Information for a more detailed discussion about the different types of municipal obligations.

      Under the Tax Reform Act of 1986, interest income from municipal obligations issued to finance certain "private activities" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the AMT when received by a person in a tax year during which he or she is subject to that tax. Such private activity bonds include bonds issued to finance such projects as certain solid waste disposal facilities, student loan programs, and water and sewage projects. Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal obligations generally will provide somewhat higher yields than other municipal obligations of comparable quality and maturity. There is no limitation on the percent or amount of each Portfolio's assets that may be invested in AMT-Subject Bonds.


      Municipal bonds purchased for the Portfolio must, at the time of purchase, be investment grade municipal bonds, and at least two-thirds of the Portfolio's municipal bonds must be rated within the three highest ratings categories by a nationally recognized statistical rating organization ("NRSRO"). Investment grade bonds are rated within the four highest categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A and BBB by Standard & Poor's Ratings Group ("S&P") or, if unrated, determined to be of comparable quality by MMC; pre-refunded bonds escrowed by U.S. Treasury obligations are considered AAA-rated (the highest

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


rating) even though the issuer does not obtain a new rating. Up to one third of the assets of the Portfolio may be invested in municipal bonds rated in the fourth highest category (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics; in addition, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Portfolio may invest. In determining the suitability of an investment in an unrated municipal bond, the Manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the Portfolio purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Portfolio but the Manager will consider such an event in determining whether the Portfolio should continue to hold the security.

      The Portfolio's short-term municipal obligations will be limited to high grade obligations (obligations that are secured by the full faith and credit of the United States or are rated MIG 1 or MIG 2, VMIG 1 or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-1+, SP-1, SP-2, or A-1 or AA or better by S&P or have a rating within comparable categories by any other NRSRO, or obligations that are unrated but determined by the Manager to be comparable). Among the types of short-term instruments in which the Portfolio may invest are floating or variable rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to liquidate the investment on no more than 30 days' notice; variable rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Portfolio may purchase participation interests in variable rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. Participation interests will be purchased only if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      The Portfolio will not invest more than 15% of the value of its net assets in illiquid securities, including those for which there is no established market.

      The Portfolio may purchase new issues of municipal obligations on a when-issued basis, i.e., delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received are each fixed on the purchase date, although no interest accrues with respect to a when-issued security prior to its stated delivery date. During the period between purchase and settlement, assets consisting of cash or liquid high grade debt securities, marked-to-market daily pursuant to guidelines established by the Board of Trustees, of a dollar amount sufficient to make payment at settlement will be segregated at the custodian bank. Interest rates at settlement may be lower or higher than on the purchase date, which would result in appreciation or depreciation, respectively. Although the Portfolio will only purchase a municipal obligation on a when-issued basis with the intention of actually acquiring the securities, the Portfolio may sell these securities before the settlement date if it is deemed advisable.


      Portfolio transactions will be undertaken principally to accomplish each Portfolio's objective in relation to anticipated movements in the general level of interest rates, but a Portfolio may also engage in short-term trading consistent with its objective.


      The Portfolio may borrow on a short-term basis in amounts of up to 5% of its assets in order to facilitate the settlement of portfolio securities transactions.

      The Portfolio may invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. Government securities as a hedging policy in pursuit of its investment objective; provided that immediately thereafter not more than 33 1/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments will be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or market conditions but does not wish to liquidate the Portfolio's securities. A further discussion of futures contracts and their associated risks is contained in the SAI.


      The Portfolio may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.


      The Portfolio may invest in municipal lease obligations, which may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

      The liquidity of municipal lease obligations varies. Municipal leases held by the Portfolio will be considered illiquid securities unless the Board of Trustees determines that the leases are readily marketable. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Portfolio's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might be difficult. The Portfolio will not invest more than 5% of its assets in such "non-appropriation" municipal lease obligations.

      In each of the Fund's prior fiscal years, 100% of the Portfolio's dividends were exempt-interest dividends, excludable from gross income for Federal income tax purposes. It is a fundamental policy that under normal market conditions, the Portfolio will seek to invest 100% of its assets -- and the Portfolio will invest not less than 80% of its assets -- in municipal obligations the interest on which is exempt from Federal income taxes (other than the alternative minimum tax) and not less than 65% of its assets in municipal obligations the interest on which is also exempt from the personal income taxes of New York State in the opinion of bond counsel to the issuers. The Portfolio may invest up to 20% of its assets in taxable fixed-income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States, and may invest more than 20% of its assets in U.S. Government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Portfolio's monies available for investment exceed such New York municipal

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

obligations available for purchase that meet the Fund's rating, maturity and other investment criteria.


      Year 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders by Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund or shareholder services at that time.

      In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.

      FACTORS AFFECTING NEW YORK


      The Portfolio's ability to achieve its investment objective is dependent upon the ability of the issuers of New York obligations to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York obligations to meet their financial obligations.


      Certain substantial issuers of New York obligations (including issuers whose obligations may be acquired by the Portfolio) have experienced serious financial difficulties. These difficulties have at times jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. In recent years, several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's. On the other hand, strong demand for New York obligations has more recently had the effect of permitting New York obligations to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York obligations could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York obligations. Although as of the date of this Prospectus, no issuers of New York obligations are in default with respect to the payment of the municipal obligations, the occurrence of any such default could affect adversely the market values and marketability of all New York obligations and, consequently, the net asset value of the New York Portfolio.


      The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results, as required by laws of the State. The City's ability to maintain balanced budgets in the future is subject to numerous contingencies; therefore, even though the City has managed to close substantial budget gaps in recent years in order to maintain balanced operating results, there can be no assurance that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reduction in City services, which could adversely affect the City's economic base. (An appendix to the SAI provides additional details about New York.)

      RISK AND INVESTMENT CONSIDERATIONS


      Investors should realize that risk of loss is inherent in the ownership of any securities and that the Portfolio's net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions. In addition, the ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the municipal bond markets, the size of a particular offering, the maturity of the obligations and the rating of the issue. In general, the longer the maturity of a municipal obligation, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal obligation. During periods of falling interest rates, the values of long-term municipal obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the value of portfolio securities will not affect interest income derived from those securities but will affect the Portfolio's net asset value. Since the Portfolio's objective is to provide high current income, they will invest in municipal obligations with an emphasis on income rather than stability of net asset values.


      The Portfolio is registered as a "non-diversified" company under the Investment Company Act of 1940 (the "1940 Act"), in order for New York Portfolio to

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


have the ability to invest more than 5% of its assets in the securities of any issuer. The Portfolio intends to comply with Subchapter M of the Internal Revenue Code (the "Code") that limits the aggregate value of all holdings (except U.S. Government and cash items, as defined in the Code) that exceed 5% of the Portfolio's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the Portfolio's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of the Portfolio's total assets may be invested in as few as two single issuers. In the event of decline of creditworthiness or default upon the obligations of one or more such issuers exceeding 5%, an investment in either Portfolio will entail greater risk than in a portfolio having a policy of "diversification" because a high percentage of the Portfolio's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Portfolio, and consequently a greater degree of fluctuation of the Portfolio's net asset value, because the Portfolio will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.


      PORTFOLIO TRANSACTIONS AND TURNOVER


      Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually, no brokerage commissions, as such, are paid by the Portfolio, since purchases and sales of municipal bonds and other debt securities are traded through broker-dealers in principal transactions, although the price paid usually includes a compensation to the dealer.


      The Portfolio cannot accurately predict its portfolio turnover rate, but anticipates that the annual turnover will not exceed 100%. An annual turnover rate of 100% would occur when all of the securities held by the Portfolio are replaced one time during a period of one year. The Manager will not consider turnover rate a limiting factor in making investment decisions consistent with the investment objective and policies of the Portfolio. See "Financial Highlights" for the Portfolio's annual turnover rate during each year for each of the last ten years.

--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------

      The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE, which is currently 4:00 P.M. New York City time on each

--------------------------------------------------------------------------------
Valuation of Shares (continued)
--------------------------------------------------------------------------------


day that the NYSE is open, by dividing the value of the Portfolio's net asset values attributable to each Class by the total number of shares of the Class outstanding.

      When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these in vestments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term instruments maturing within 60 days will be valued at cost plus (minus) amortized discount (premium), if any, when amortized cost approximates fair value. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees.


--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS


      Dividends from the Portfolio's net investment income are paid monthly, and any net realized capital gains are declared and distributed at least annually.


      If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

      Income dividends and capital gain distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data"), should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.


      The per share dividends on Class B and Class L shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable to Class B and Class L shares. The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


      TAXES

      The following is a summary of the material tax considerations affecting the Portfolio and its shareholders. Please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other federal, state, local, or foreign tax implications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of an investment.

      The Portfolio intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a separate regulated investment company. In each taxable year that the Portfolio qualifies, so long as such qualification is in the best interests of its shareholders, the Portfolio will pay no federal income tax on its net investment income and long-term capital gain that is distributed to shareholders, provided the Portfolio distributes at least 90% of its net investment income and net short-term capital gains for the taxable year. The Portfolio also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to shareholders. Exempt-interest dividends are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income (or intangible) tax purposes.

      Exempt-interest dividends attributable to interest received by the Portfolio on certain "private-activity" bonds will be treated as a specific tax preference item to be included in a shareholder's alternative minimum tax computation. All exempt- interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from federal income tax for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.

      Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to federal income tax.

      The interest expense incurred by a shareholder on borrowing made to purchase or carry Portfolio shares is not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.

      Dividends paid by the Portfolio from interest income on taxable investments, net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains derived from the sale of bonds held by the Portfolio for more than one year are taxable as long-term capital gains regardless of the length of time a shareholder has owned Portfolio shares.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


      Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional shares. None of the dividends paid by the Portfolio will qualify for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

      A shareholder's gain or loss on the disposition of shares (whether by redemption, sale or exchange) generally will be a long-term or short-term gain or loss depending on whether the shares had been owned for more than 12 months, or 12 months or less, respectively. Losses realized by a shareholder on the disposition of shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

      The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for shareholders who do not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

      NEW YORK STATE AND CITY TAXES

      New York resident shareholders will not be subject to New York State and City personal income tax on exempt-interest dividends attributable to tax-exempt obligations of the State of New York and its political subdivisions, as well as certain other Federal obligations considered exempt for New York State and City purposes. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.

      The foregoing is only a brief summary of some of the tax considerations generally affecting the Portfolio and its shareholders who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.


--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------

      GENERAL


      The Portfolio offers four Classes of shares. Class A and Class L shares are sold to investors with an initial sales charge; Class B shares are sold without an initial sales charge; Class B and Class L shares are subject to a CDSC payable upon

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Until June 25, 1999, purchases of Class L shares by investors who were holders of Class C shares of the Portfolio on June 12, 1998 will not be subject to the 1% initial sales charge. See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

      Purchases of Portfolio shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. In addition, certain investors, including certain institutional investors, may purchase shares directly from the Fund through First Data. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

      Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account by making an initial investment of at least $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For share holders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements in Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, and their spouses and children, a unitholder who invests distributions from a UIT sponsored by Smith Barney, and Trustees or Directors of any Travelers-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the share holder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data. It is not recommended that the Portfolio be used as an investment for Keogh, IRA or other qualified plans.


      Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Portfolio calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or introducing brokers prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value, are priced according to

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through the Distributor, payment for Portfolio shares is due on the third business day ("settlement date") after the trade date. In all other cases, payment must be made with the purchase order.


      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Portfolio account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the share holder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

      INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

      The sales charges applicable to purchases of Class A shares of the Portfolio are as follows:


================================================================================
                                        Sales Charge               Dealer's
                                    % of        % of Amount  Reallowance as % of
  Amount of Investment         Offering Price     Invested     Offering Price
--------------------------------------------------------------------------------

  Less than - $25,000              4.00%            4.17%          3.60%
   $ 25,000 -  49,999              3.50             3.63           3.15
     50,000 -  99,999              3.00             3.09           2.70
    100,000 - 249,999              2.50             2.56           2.25
    250,000 - 499,999              1.50             1.52           1.35
    500,000 and over                 *                *              *
================================================================================

      *Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."


      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.


      INITIAL SALES CHARGE WAIVERS -- CLASS A SHARES

      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Travelers and its subsidiaries and of any Travelers-affiliated funds, including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisition of assets or other wise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in a Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are offered with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvesment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) investments of distributions from a UIT sponsored by Smith Barney; and (g) purchases by investors participating in a Smith Barney fee based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


      RIGHT OF ACCUMULATION


      Class A shares of the Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and other Smith Barney Mutual Funds offered with a sales charge, as currently listed under "Exchange Privilege," then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount,

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

      GROUP PURCHASES


      Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the mini mum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative -- Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. The Distributor may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that it will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members, and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to the Distributor. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the Distributor.


      LETTER OF INTENT

      Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Portfolio and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13 month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13 month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.


      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the Portfolio within six months from the date of the Letter. If a total investment of $15,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

      INITIAL SALES CHARGE ALTERNATIVE -- CLASS L SHARES

      The sales charge applicable to purchases of Class L shares is 1.00% of the public offering price, which is 1.01% of the amount invested, and all of this amount is re allowed to dealers who sell Class L shares.

      The initial sales charge on Class L shares is paid to the Distributor. Members of the selling group may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

      DEFERRED SALES CHARGE ALTERNATIVES

      "CDSC Shares" include any shares for which a CDSC may be imposed on certain redemptions. "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original investment in the shares being redeemed or their account value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) rein vestment of dividends or capital gain distributions; (c) with respect

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


to Class B shares, shares redeemed more than five years after their purchase; or
(d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class L shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the CDSC for redemptions of Class B shares by shareholders of the Portfolio:


                  Year Since Purchase
                  Payment Was Made                CDSC
                  --------------------------------------

                  First                           4.50%
                  Second                          4.00
                  Third                           3.00
                  Fourth                          2.00
                  Fifth                           1.00
                  Sixth and thereafter            0.00

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."

      In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

      WAIVERS OF CDSC

      The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within twelve months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

      CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------


      Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Ex changes of Class A, Class B and Class L shares are subject to minimum investment

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

Fund Name
--------------------------------------------------------------------------------

Growth Funds


      Concert Peachtree Growth Fund
      Concert Social Awareness Fund
      Smith Barney Aggressive Growth Fund Inc.
      Smith Barney Appreciation Fund Inc.
      Smith Barney Balanced Fund
      Smith Barney Contrarian Fund
      Smith Barney Convertible Fund
      Smith Barney Fundamental Value Fund Inc.
      Smith Barney Funds, Inc. -- Large Cap Value Fund
      Smith Barney Large Cap Blend Fund
      Smith Barney Large Capitalization Growth Fund
      Smith Barney Natural Resources Fund Inc.
      Smith Barney Premium Total Return Fund
      Smith Barney Small Cap Blend Fund, Inc.
      Smith Barney Special Equities Fund


Taxable Fixed-Income Funds

   ** Smith Barney Adjustable Rate Government Income Fund
      Smith Barney Diversified Strategic Income Fund


  *** Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund
      Smith Barney Funds, Inc. -- U.S. Government Securities Fund
      Smith Barney Government Securities Fund
      Smith Barney High Income Fund
      Smith Barney Investment Grade Bond Fund
      Smith Barney Managed Governments Fund Inc.
      Smith Barney Total Return Bond Fund


Tax-Exempt Funds

      Smith Barney Arizona Municipals Fund Inc.
      Smith Barney California Municipals Fund Inc.
    * Smith Barney Intermediate Maturity California Municipals Fund
    * Smith Barney Intermediate Maturity New York Municipals Fund
      Smith Barney Managed Municipals Fund Inc.
      Smith Barney Massachusetts Municipals Fund


      Smith Barney Municipal High Income Fund
      Smith Barney Muni Funds -- Florida Portfolio
      Smith Barney Muni Funds -- Georgia Portfolio
    * Smith Barney Muni Funds -- Limited Term Portfolio
      Smith Barney Muni Funds -- National Portfolio

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

      Smith Barney Muni Funds -- Pennsylvania Portfolio
      Smith Barney New Jersey Municipals Fund Inc.
      Smith Barney Oregon Municipals Fund


Global-International Funds

      Smith Barney Hansberger Global Small Cap Value Fund
      Smith Barney Hansberger Global Value Fund


      Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
      Smith Barney World Funds, Inc. -- European Portfolio
      Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

Smith Barney Concert Allocation Series Inc.

      Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio


      Smith Barney Concert Allocation Series Inc. -- Global Portfolio


      Smith Barney Concert Allocation Series Inc. -- Growth Portfolio Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

Money Market Funds

  +   Smith Barney Exchange Reserve Fund
***   Smith Barney Money Funds, Inc. -- Cash Portfolio
***   Smith Barney Money Funds, Inc. -- Government Portfolio
 ++   Smith Barney Money Funds, Inc. -- Retirement Portfolio
***   Smith Barney Municipal Money Market Fund, Inc.
***   Smith Barney Muni Funds -- California Money Market Portfolio
***   Smith Barney Muni Funds -- New York Money Market Portfolio

----------

  * Available for exchange with Class A, Class L and Class Y shares of the Portfolio.


  ** Available for exchange with Class A and Class B shares of the Portfolio. *** Available for exchange with Class A and Class Y shares of the Portfolio.


  +   Available for exchange with Class B and Class L shares of the Portfolio.


  ++  Available for exchange with Class A shares of the Portfolio.

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.


      Class L Exchanges. Upon an exchange, the new Class L shares will be deemed

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------


to have been purchased on the same date as the Class L shares of the Portfolio that have been exchanged.


      Class A and Class Y Exchanges. Class A and Class Y shareholders of the Portfolio who wish to ex change all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.


      Additional Information Regarding the Exchange Privilege. Excessive exchange transactions can be detrimental to a Portfolio's performance and its shareholders. The investment manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the share holder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.


      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program". Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and ex changes will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------


      The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

      If a share holder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the share holder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

      Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:


      Smith Barney Muni Funds/New York Portfolio
      Class A, B, L or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Boston, Massachusetts 01581-5128

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

      Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a share holder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, including a signature guarantee, that will be provided by First Data upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the Portfolio.)


      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.


      A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the share holder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net asset value next determined.


      Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

      AUTOMATIC CASH WITHDRAWAL PLAN

      The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to involuntarily liquidate any shareholder's account if the aggregate value of the shares held in a Portfolio account is less than $500. (If a shareholder has more than one account in the Portfolio, each account must satisfy the minimum account size.) The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------


      From time to time the Portfolio may advertise its yield, taxable equivalent yield, total return and average annual total return in advertisements. In addition, in other types of sales literature the Portfolio may include its distribution rate. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio Class refers to the net income earned by an investment in the Class over a thirty-day period ending at month end. This net income is then annualized, i.e., the amount of income earned by the investments during that 30-day period is assumed to be earned each 30-day period for

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------


twelve periods and is expressed as a percentage of the investment. The taxable equivalent yield is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Class. The yield and taxable equivalent yield quotations are calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The distribution rate is calculated by annualizing the latest monthly distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above described yield. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Portfolio may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.


--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------


      BOARD OF TRUSTEES

      Overall responsibility for management and supervision of the Portfolio rests with the Fund's Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's investment manager. The SAI contains background information regarding each Trustee and executive officer of the Fund.


      MANAGER


      The Manager manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio. MMC was incorporated in 1968 under the laws of Delaware. MMC, Holdings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. As

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------


of March 31, 1998, MMC had aggregate assets under management of approximately $100.5 billion.

      MMC provides the Portfolio with investment management services and executive and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, accounting, administrative services and services relating to research, statistical work and supervision of the Portfolio. The management agreement provides for an annual management fee at the rate of 0.50% of the Portfolio's average daily net assets. MMC has voluntarily agreed to waive its fee if in any fiscal year the aggregate expenses of any Class of the Portfolio exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed 0.70% of such Class' average net asset values for that fiscal year. This voluntary expense limitation will remain in effect until terminated by notice to shareholders and by supplement to the then-current prospectus. The management fee and expense limitation became effective on December 18, 1995.

      Total expenses for the Portfolio's average net assets for the last fiscal year were: 0.71%, 1.23% and 1.28% for Class A, Class B and Class L shares, respectively.

      On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction has been approved by the stockholders of each of Travelers and Citicorp. Travelers has filed an application to become a bank holding company so that, upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"). The requirements of the BHCA, the Glass-Steagall Act and certain other laws and regulations will then be applicable to Travelers and its subsidiaries.

      The Manager does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives. Smith Barney and the Manager believe that the Manager's services under the Management Agreement and the shareholder service activities performed by Smith Barney are not underwriting and would be consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is little controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by subsidiaries of bank holding companies. If Smith Barney and the Manager, or their affiliates, were to be prevented from acting as the manager or a shareholder service agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------


      PORTFOLIO MANAGEMENT

      Peter M. Coffey, a Managing Director of Smith Barney has served as Vice President of the Fund and portfolio manager of the New York Portfolio since their inception (January 16, 1987) and manages the day to day investment operations of the Portfolio, including making all investment decisions. Mr. Coffey serves as the portfolio manager for five of the Fund's non-money market portfolios.

      Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended March 31, 1998 is included in the Annual Report dated March 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.


--------------------------------------------------------------------------------
Distribution
--------------------------------------------------------------------------------


      Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of the Portfolio at the annual rate of 0.15% of the average daily net asset values attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B and Class L shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net asset values attributable to these Classes. Class B shares will no longer be subject to a distribution fee after conversion to Class A shares, eight years after the date of purchase. The fees are used by Smith Barney to pay its Financial Consultants for servicing share holder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

      The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling the different Classes of shares.

--------------------------------------------------------------------------------
Distribution (continued)
--------------------------------------------------------------------------------


      Payments under the Plan with respect to Class B and Class L shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney, and the payments may exceed distribution expenses actually incurred. The Fund's Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

      The Glass-Steagall Act currently prohibits certain financial institutions from underwriting securities of open-end investment companies, such as the Fund. Therefore, in connection with the anticipated merger of Travelers and Citicorp and as a consequence of the anticipated applicability of the BHCA and the Glass-Steagall Act, the Fund plans to retain the services of a new entity (which is not otherwise affiliated with Travelers) to act as distributor of the Portfolio's shares.


--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------


      The Fund, an open-end management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Board of Trustees has authorized the issuance of different series of shares, each representing shares in one of the separate portfolios. The assets of each portfolio are segregated and separately managed. Class A, Class B, Class L and Class Y shares of the Portfolio represent interests in the assets of the Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the share holder service and distribution of Class A, Class B and Class L shares are borne solely by the respective Class and each such Class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to that Class. It is the intention of the Fund not to hold annual meetings of shareholders. The Board of Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting upon a vote of 10% of the Fund's outstanding shares for purposes of voting on removal of a Trustee or Trustee and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and transferable (subject to the Portfolio's minimum account size). Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary redemption as set forth under "Minimum Account Size."

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------

      PNCBank, National Association, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of each Portfolio's investments.

      First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

      The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

                                                                    SMITH BARNEY

                                                A Member of TravelersGroup[LOGO]



                                                                    Smith Barney
                                                                      Muni Funds
                                                              New York Portfolio


                                                            388 Greenwich Street
                                                        New York, New York 10013


                                                                     FD0604 7/98



PROSPECTUS

                                                                    SMITH BARNEY
                                                                      MUNI FUNDS

                                                                         Georgia
                                                                       Portfolio


                                                                   JULY 29, 1998


                                                   Prospectus begins on page one

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
Prospectus                                                         July 29, 1998
--------------------------------------------------------------------------------


      Smith Barney Muni Funds
      Georgia Portfolio
      388 Greenwich Street
      New York, New York 10013
      (800) 451-2010


      The Georgia Portfolio (the "Portfolio") is one of eight investment portfolios that currently comprise Smith Barney Muni Funds (the "Fund"). The Portfolio seeks to pay its shareholders as high a level of income exempt from Federal income taxes and Georgia personal income taxes as is consistent with prudent investing. The Portfolio will invest primarily in obligations issued by the State of Georgia and its political subdivisions, agencies and instrumentalities. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax.


      This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


      Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time (the "SAI"), which is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.


SMITH BARNEY INC.
Distributor


MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Prospectus Summary                                                            3
--------------------------------------------------------------------------------
Financial Highlights                                                          9
--------------------------------------------------------------------------------
Investment Objective and Management Policies                                 11
--------------------------------------------------------------------------------
Valuation of Shares                                                          17
--------------------------------------------------------------------------------
Dividends, Distributions and Taxes                                           17
--------------------------------------------------------------------------------
Purchase of Shares                                                           20
--------------------------------------------------------------------------------
Exchange Privilege                                                           27
--------------------------------------------------------------------------------
Redemption of Shares                                                         30
--------------------------------------------------------------------------------
Minimum Account Size                                                         33
--------------------------------------------------------------------------------
Performance                                                                  33
--------------------------------------------------------------------------------
Management of the Fund                                                       34
--------------------------------------------------------------------------------
Distribution                                                                 35
--------------------------------------------------------------------------------
Additional Information                                                       36
--------------------------------------------------------------------------------

================================================================================
      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Portfolio or Smith Barney Inc. (the "Distributor"). This Prospectus does not constitute an offer by the Portfolio or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.
================================================================================

--------------------------------------------------------------------------------
Prospectus Summary
--------------------------------------------------------------------------------


      The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."


      INVESTMENT OBJECTIVE The Portfolio seeks to pay its shareholders as high a level of income exempt from Federal income taxes and Georgia personal income taxes as is consistent with prudent investing. The Portfolio will invest primarily in obligations issued by the State of Georgia and its political subdivisions, agencies and instrumentalities. The Portfolio may invest without limit in municipal obligations whose interest is a tax-preference item for purposes of the Federal alternative minimum tax. See "Investment Objective and Management Policies."


      ALTERNATIVE PURCHASE ARRANGEMENTS The Portfolio offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment of at least $15,000,000. See "Purchase of Shares" and "Redemption of Shares."


      Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Alternative Purchase Arrangements -- Reduced or No Initial Sales Charge."

      Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

      Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


      Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. The CDSC may be waived for certain redemptions. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares. Purchases of Portfolio shares, which when combined with current holdings of Class L shares of the Portfolio equal or exceed $500,000 in the aggregate, should be made in Class A shares at net asset value with no sales charge, which would be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.


      In deciding which class of Portfolio shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:


      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates share holders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Portfolio. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Portfolio's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares, which have a lower upfront sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are not investing or intending to invest an amount which would receive a sales charge discount and who have a short-term or undetermined time frame.

      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature and therefore are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer-term investment outlooks.


      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers and the entire purchase price would be immediately invested in the Portfolio. In addition, Class A share purchases of

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


$500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares offered with a sales charge held in funds sponsored by Smith Barney Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares." Because the ongoing expenses of Class A shares may be lower than those for Class B and Class L shares, purchasers eligible to purchase Class A shares at net asset value or at a reduced sales charge should consider doing so.

      Smith Barney Financial Consultants may receive different compensation for selling different Classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class L shares is the same as that of an initial sales charge.


      See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the classes of shares.

      PURCHASE OF SHARES Shares may be purchased through a brokerage account maintained with Smith Barney. Shares may also be purchased through a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."


      INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum initial investment requirement for purchases of Portfolio shares through the Systematic Investment Plan are described below. It is not recommended that the Portfolio be used as an investment for Keogh, IRA or other qualified retirement plans. There is no minimum investment requirement in Class A for unitholders who invest distributions from a unit investment trust ("UIT") sponsored by Smith Barney. See "Purchase of Shares."

      SYSTEMATIC INVESTMENT PLAN The Portfolio offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Portfolio shares. The minimum investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25, and on a quarterly basis is $50. See "Purchase of Shares"


      REDEMPTION OF SHARES Shares may be redeemed on each day the New

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."


      MANAGEMENT OF THE PORTFOLIO Mutual Management Corp. ("MMC" or the "Manager"), formerly known as Smith Barney Mutual Funds Management, Inc., serves as the Portfolio's investment manager. MMC provides investment advisory and management services to various investment companies comprising the Smith Barney Mutual Funds. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: investment services including Asset Management, consumer finance services, life insurance services and property & casualty insurance Services. See "Management of the Fund."


      EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other funds of the Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."

      VALUATION OF SHARES Net asset value of the Portfolio for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."


      DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are paid at least annually. See "Dividends, Distributions and Taxes."


      REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of a Class will be reinvested automatically, unless otherwise specified by an investor, in additional shares of the same Class at current net asset value. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution rein vestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."


      RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Portfolio's investment objective will be achieved. The Portfolio's concentration in Georgia obligations involves certain additional risks that should be care fully considered by an investor. Additionally, the value of the Portfolio's investments, and thus the net asset value of the Portfolio's shares, will fluctuate in response to changes in market and economic conditions, as well as the financial condition and prospects of issuers of municipal obligations purchased by the Portfolio. The market value of municipal bonds may be adversely affected during periods of rising interest rates. Additionally, changes in Federal income tax laws affecting the tax exemption for interest on municipal obligations could affect the availability of tax-exempt obligations for purchase and the value of the Portfolio's securities would be affected. See "Investment Objective and Management Policies."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

      THE PORTFOLIO'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and, unless otherwise noted, the Portfolio's operating expenses for its most recent fiscal year:


Georgia Portfolio                                 Class A    Class B    Class L*    Class Y
---------------------------------------------------------------------------------------------
Shareholder Transaction Expenses
   Maximum sales charge imposed on purchases
     (as a percentage of offering price) ...      4.00%      None       1.00%*      None
   Maximum CDSC
     (as a percentage of original cost or
     redemption proceeds,
     whichever is lower) ...................      None**     4.50%      1.00%       None

Annual Portfolio Operating Expenses***
   (as a percentage of average net assets)
     Management fees (after fee waiver) ....      0.40%      0.40%      0.40%       0.40%
     12b-1 fees**** ........................      0.15       0.65       0.70          --
     Other expenses ........................      0.23       0.25       0.24        0.23*****
                                                  ----       ----       ----        ----
   Total Portfolio Operating Expenses ......      0.78%      1.30%      1.34%       0.63%
                                                  ====       ====       ====        ====
---------------------------------------------------------------------------------------------

      *Class L shares were previously named Class C shares. For shareholders who owned Class C shares of the Portfolio, Class L shares may be purchased without incurring the 1% initial sales charge until June 25, 1999.

      **Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      ***"Management fees" have been restated to reflect the management fee waiver currently in effect for the Portfolio. Management fees were waived to a greater extent during the last fiscal year. Absent the fee waiver, the management fee would be incurred at the rate of 0.45% of each Class' average daily net assets. Absent the fee waiver, total expenses would be incurred at the rates of 0.83%, 1.35%, 1.39% and 0.68% for Class A, Class B, Class L and Class Y shares, respectively.

      ****Upon conversion of Class B shares to Class A shares such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.

      *****For Class Y shares, "Other expenses" have been estimated because no Class Y shares were outstanding for the period ended March 31, 1998.


      Class A shares of the Portfolio purchased through thE Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.5%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Portfolio shares and investors may actually pay lower or no charges, depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 service fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives with respect to Class B shares an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% service fee. With respect to Class L shares, Smith Barney also receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of that Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.


      EXAMPLE

      The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."


Georgia Portfolio                                         1 Year     3 Years    5 Years   10 Years*
---------------------------------------------------------------------------------------------------
An investor would pay the following expenses on a $1,000
 investment, assuming (1) 5.00% annual return and
 (2) redemption at the end of each time period:
      Class A ..........................................    $48        $64        $82       $133
      Class B ..........................................     58         71         81        142
      Class L ..........................................     34         52         83        170
      Class Y ..........................................      6         20         35         79

An investor would pay the following expenses on the same
 investment, assuming the same annual return and no
 redemption:
      Class A ..........................................    $48        $64        $82       $133
      Class B ..........................................     13         41         71        142
      Class L ..........................................     24         52         83        170
      Class Y ..........................................      6         20         35         79
---------------------------------------------------------------------------------------------------


      * Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses, and actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


      The following information has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Portfolio's annual report dated March 31, 1998. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Portfolio's Annual Report to Shareholders, which is incorporated by reference into the SAI.


For a share of beneficial interest outstanding throughout each year:


Georgia Portfolio                                       Class A Shares
--------------------------------------------------------------------------------
Year Ended March 31,                  1998       1997       1996       1995(1)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Year   $12.48     $12.50     $12.10     $12.00
--------------------------------------------------------------------------------
Income From Operations:
  Net investment income (2)            0.67       0.69       0.70       0.62
  Net realized and unrealized gain     1.03       0.04       0.45       0.10
--------------------------------------------------------------------------------
Total Income from Operations           1.70       0.73       1.15       0.72
--------------------------------------------------------------------------------
Less Distributions From:
  Net investment income               (0.67)     (0.67)     (0.70)     (0.62)
  Net realized gains                  (0.08)     (0.08)     (0.05)        --
--------------------------------------------------------------------------------
Total Distributions                   (0.75)     (0.75)     (0.75)     (0.62)
--------------------------------------------------------------------------------
Net Asset Value, End of Year         $13.43     $12.48     $12.50     $12.10
--------------------------------------------------------------------------------
Total Return(P)                       13.85%      5.95%      9.67%      6.29%++
--------------------------------------------------------------------------------
Net Assets, End of Year (millions)      $21        $14        $10         $9
--------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (2)(3)                      0.50%      0.48%      0.38%      0.28%+
  Net investment income                5.10       5.49       5.57       5.43+
--------------------------------------------------------------------------------
Portfolio Turnover Rate                  36%        81%        63%        34%
================================================================================


(1) For the period from April 4, 1994 (inception date) to March 31, 1995.


(2) The Manager has waived all or part of its fees for the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager has reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income and the ratios of expenses to average net assets would have been:

                                                        Expense Ratios
                  Net Investment Income         Without Expense Reimbursements
                   Per Share Decreases                  and Fee Waivers
              -----------------------------     ------------------------------
              1998    1997    1996    1995      1998    1997    1996     1995
              -----   -----   -----   -----     -----   -----   -----    -----
    Class A   $0.04   $0.04   $0.11   $0.12     0.83%   0.90%   1.23%   1.20%+


(3) As a result of voluntary expense limitations, expense ratio would not exceed 0.80% for Class A shares.
# Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
(P) Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total return is not annualized as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of beneficial interest outstanding throughout each year:


Georgia Portfolio                                     Class B Shares(1)                         Class L Shares(2)
------------------------------------------------------------------------------------------------------------------------------
Year Ended March 31,                         1998      1997      1996      1995(3)     1998      1997      1996      1995(4)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year           $12.47    $12.50    $12.11    $12.27      $12.46    $12.49    $12.09    $12.06
------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income (5)                    0.61      0.62      0.64      0.49        0.60      0.62      0.63      0.55
  Net realized and unrealized gain (loss)      1.03      0.04      0.45     (0.16)#      1.02      0.03      0.46      0.04#
------------------------------------------------------------------------------------------------------------------------------
Total Income from Operations                   1.64      0.66      1.09      0.33        1.62      0.65      1.09      0.59
------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.60)    (0.61)    (0.65)    (0.49)      (0.59)    (0.60)    (0.64)    (0.56)
  Net realized gains                          (0.08)    (0.08)    (0.05)       --       (0.08)    (0.08)    (0.05)       --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (0.68)    (0.69)    (0.70)    (0.49)      (0.67)    (0.68)    (0.69)    (0.56)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $13.43    $12.47    $12.50    $12.11      $13.41    $12.46    $12.49    $12.09
------------------------------------------------------------------------------------------------------------------------------
Total Return(P)                               13.39%     5.33%     9.08%     2.88%++    13.23%     5.28%     9.12%     5.11%++
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)              $11        $7        $5        $3          $5        $3        $3        $1
------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses (5)(6)                              1.02%     1.00%     0.92%     0.85%+      1.06%     1.04%     0.97%     0.90%+
  Net investment income                        4.58      4.97      5.20      5.37+       4.54      4.93      5.18      5.22+
------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          36%       81%       63%       34%         36%       81%       63%       34%
==============================================================================================================================


(1) On November 7, 1994, the former Class E shares were renamed Class B shares.


(2) On November 7, 1994, the former Class B shares were renamed Class C shares. On June 12, 1998, the Class C shares were renamed Class L shares.


(3) For the period from June 15, 1994 (inception date) to March 31, 1995.
(4) For the period from April 14, 1994 (inception date) to March 31, 1995.


(5) The Manager has waived all or part of its fees for the years ended March 31, 1998, 1997 and 1996 and the period ended March 31, 1995. In addition, the Manager has reimbursed expenses of $56,755 and $42,317 for the year ended March 31, 1996 and the period ended March 31, 1995, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease of net investment income and the ratios of expenses to average net assets would have been:

                                                        Expense Ratios
                  Net Investment Income         Without Expense Reimbursements
                   Per Share Decreases                  and Fee Waivers
              -----------------------------     ------------------------------
              1998    1997    1996    1995      1998    1997    1996    1995
              -----   -----   -----   -----     -----   -----   -----   -----
    Class B   $0.04   $0.05   $0.10   $0.11     1.35%   1.42%   1.77%   1.82%+
    Class C    0.04    0.05    0.10    0.12     1.39    1.46    1.82    1.85+

(6) As a result of voluntary expense limitations, expense ratios would not exceed 1.30% and 1.35% for Class B and L shares, respectively.


# Includes the net per share effect of shareholder sales and redemptions activity during the period, most of which occurred at a net asset value less than the net asset value at the beginning of the period.
(P) Total returns do not reflect sales loads or contingent deferred sales charges.
++ Total return is not annualized as it may not be representative of the total return for the year.
+   Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------


      The Portfolio seeks as high a level of income exempt from Federal income taxes and from the personal income taxes of the State of Georgia as is consistent with prudent investing. The Portfolio will invest primarily in obligations of the State of Georgia and its political subdivisions, agencies and instrumentalities, the interest from which is, in the opinion of bond counsel for the various issuers, exempt from state as well as Federal income taxes at the time of their issuance. For certain shareholders, a portion of the Portfolio's income may be subject to the alternative minimum tax ("AMT") on tax-exempt income discussed below. Such obligations are often issued to raise money for public projects that enhance the quality of life including health facilities, housing, airports, schools, highways and bridges. The Portfolio invests its assets in securities of ranging maturities, without limitation, depending on market conditions. Typically, the remaining maturity of municipal bonds will range between 5 and 30 years.

      The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Please see the SAI for a more detailed discussion about the different types of municipal obligations.

      Under the Tax Reform Act of 1986, interest income from municipal obligations issued to finance certain "private activities" ("AMT-Subject Bonds") becomes an item of "tax preference" which is subject to the AMT when received by a person in a tax year during which he is subject to that tax. Such private activity bonds include bonds issued to finance such projects as certain solid waste disposal facilities, student loan programs and water and sewage projects. Because interest income on AMT-Subject Bonds is taxable to certain investors, it is expected, although there can be no guarantee, that such municipal obligations generally will provide some what higher yields than other municipal obligations of comparable quality and maturity. There is no limitation on the percent or amount of the Portfolio's assets that may be invested in AMT-Subject Bonds.

      Municipal bonds purchased for the Portfolio must, at the time of purchase, be investment-grade municipal bonds, and at least two-thirds of the Portfolio's municipal bonds must be rated within the three highest ratings categories by a nationally recognized statistical rating organization ("NRSRO"). Investment-grade bonds are rated within the four highest categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A and BBB by Standard & Poor's Ratings Group ("S&P") or, if unrated, determined to be of comparable quality by MMC; pre-refunded bonds escrowed by U.S. Treasury obligations are considered AAA rated (the highest

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


rating) even though the issuer does not obtain a new rating. Up to one-third of the assets of the Portfolio may be invested in municipal bonds rated in the fourth highest category (this grade, while regarded as having an adequate capacity to pay interest and repay principal, is considered to be of medium quality and has speculative characteristics) or in unrated municipal bonds if, based upon credit analysis by the Manager, it is believed that such securities are at least of comparable quality to those securities in which the Portfolio may invest. In determining the suitability of an investment in an unrated municipal bond, the Manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the Portfolio purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below the minimum required for purchase. Such an event would not require the elimination of the issue from the Portfolio but the Manager will consider such an event in determining whether the Portfolio should continue to hold the security.

      The Portfolio's short-term municipal obligations will be limited to high-grade obligations (obligations that are secured by the full faith and credit of the United States or are rated MIG 1 or MIG 2, VMIG 1 or VMIG 2 or Prime-1 or Aa or better by Moody's or SP-1+, SP-1, SP-2, or A-1 or AA or better by S&P or have a rating within comparable categories by any other NRSRO, or obligations that are unrated but determined by the Manager to be comparable). Among the types of short-term instruments in which the Portfolio may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of over one year, but contain a demand feature that enables the holder to liquidate the investment on no more than 30 days' notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The Portfolio may purchase participation interests in variable-rate tax-exempt securities (such as industrial development bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. Participation interests will be purchased only if management believes interest income on such interests will be tax exempt when distributed as dividends to shareholders.

      The Portfolio will not invest more than 15% of the value of its net assets in illiquid securities, including those for which there is no established market.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      The Portfolio may purchase new issues of municipal obligations on a when-issued basis, i.e. delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received are each fixed on the purchase date, although no interest accrues with respect to a when-issued security prior to its stated delivery date. During the period between purchase and settlement, assets consisting of cash or debt securities of any grade having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Board of Trustees, will be segregated at the custodian bank. Interest rates at settlement may be lower or higher than on the purchase date, which would result in appreciation or depreciation, respectively. Although a Portfolio will only purchase municipal obligations on a when-issued basis with the intention of actually acquiring the securities, the Portfolio may sell these securities before the settlement date if it is deemed advisable.


      Portfolio transactions will be undertaken primarily to accomplish the Port folio's objective in relation to anticipated movements in the general level of interest rates, but the Portfolio may also engage in short-term trading consistent with its objective.


      The Portfolio may borrow on a short-term basis in amounts of up to 5% of its assets in order to facilitate the settlement of portfolio securities transactions.

      The Portfolio may invest in municipal bond index futures contracts (currently traded on the Chicago Board of Trade) or in listed contracts based on U.S. government securities as a hedging policy in pursuit of its investment objective, provided that immediately thereafter not more than 33 1/3% of its net assets would be hedged or the amount of margin deposits on the Portfolio's existing futures contracts would not exceed 5% of the value of its total assets. Since any income would be taxable, it is anticipated that such investments will be made only in those circumstances when the Manager anticipates the possibility of an extreme change in interest rates or market conditions but does not wish to liquidate the Portfolio's securities. A further discussion of futures contracts and their associated risks is contained in the SAI.

      The Portfolio may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less that its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distribu-

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

tions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.


      The Portfolio may invest in municipal lease obligations, which may take the form of leases, installment purchase contracts or conditional sales contracts, or certificates of participation with respect to such contracts or leases. Municipal lease obligations are issued by state and local governments and authorities to purchase land or various types of equipment and facilities. Although municipal lease obligations do not constitute general obligations of the municipality, they ordinarily are backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. The leases underlying certain municipal obligations, however, provide that lease payments are subject to partial or full abatement if, because of material damage or destruction of the leased property, there is substantial interference with the lessee's use or occupancy of such property. This "abatement risk" may be reduced by the existence of insurance covering the leased property, the maintenance by the lessee of reserve funds or the provision of credit enhancements such as letters of credit.

      The liquidity of municipal lease obligations varies. Municipal leases held by the Portfolio will be considered illiquid securities unless the Board of Trustees determines that the leases are readily marketable. Certain municipal lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Portfolio's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition of the property in the event of foreclosure might be difficult. The Portfolio will not invest more than 5% of its assets in such "non-appropriation" municipal lease obligations.


      It is a fundamental policy that, under normal market conditions, the Portfolio will seek to invest 100% of its assets -- and the Portfolio will invest not less than 80% of its assets -- in municipal obligations the interest on which is exempt from Federal income taxes (other than the AMT). It is also a fundamental policy that, under normal market conditions, the Portfolio will invest at least 65% of its assets in municipal obligations the interest on which is also exempt from the personal income taxes of the State of Georgia in the opinion of bond counsel to the issuers. The Portfolio may invest up to 20% of its assets in taxable fixed-income securities, but only in obligations issued or guaranteed by the full faith and credit of the United States, and may invest more than 20% of its assets in U.S. government securities during periods when in the Manager's opinion a temporary defensive posture is warranted, including any period when the Portfolio's monies available for investment exceed the municipal obligations available for purchase that meet the

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

Portfolio's rating, maturity and other investment criteria. To the extent the Portfolio is so invested, the investment objective may not be achieved.


      Year 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders by Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund or shareholder services at that time.

      In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as widespread or as affecting trading markets.


      RISK AND INVESTMENT CONSIDERATIONS

      The ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in purchasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the municipal bond markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. In general, the longer the maturity of a municipal obligation, the higher the rate of interest it pays. However, a longer average maturity is generally associated with a higher level of volatility in the market value of a municipal obligation. During periods of falling interest rates, the values of long-term municipal obligations generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Changes in the value of Portfolio securities will not affect interest income derived from those securities but will affect the Portfolio's net asset value. Since the Port-

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

folio's objective is to provide high current income, it will invest in municipal obligations with an emphasis on income rather than stability of net asset value.


      The Portfolio is registered as a "non-diversified" company under the Investment Company Act of 1940, as amended (the "1940 Act") in order for the Portfolio to have the ability to invest more than 5% of its assets in the securities of any issuer. The Portfolio intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") which limits the aggregate value of all holdings (except U.S. government and cash items, as defined in the Code) that exceed 5% of the Portfolio's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the Portfolio's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of the Portfolio's total assets may be invested in as few as two single issuers. In the event of decline in credit worthiness of, or default upon, the obligations of one or more such issuers exceeding 5%, an investment in the Portfolio may entail greater risk than in a portfolio having a policy of diversification because a high percentage of the Portfolio's assets may be invested in municipal obligations of one or two issuers. Furthermore, a high percentage of investments among few issuers may result in a greater degree of fluctuation in the market value of the assets of the Portfolio, and consequently a greater degree of fluctuation of the Portfolio's net asset value, because the Portfolio will be more susceptible to economic, political, or regulatory developments affecting these securities than would be the case with a portfolio composed of varied obligations of more issuers.


      RISK FACTORS AFFECTING GEORGIA


      The Portfolio's ability to achieve its investment objective is dependent upon the ability of the issuers of Georgia obligations to meet their continuing obligations for the payment of principal and interest. The Portfolio's concentration in Georgia obligations involves certain additional risks that should be considered carefully by investors. Certain Georgia constitutional and statutory limitations with respect to indebtedness incurred by Georgia's governmental entities, departments and agencies could result in certain adverse consequences affecting Georgia's obligations and may have the effect of impairing the ability of certain issuers of Georgia obligations to pay principal and interest on their obligations.

      Additional information regarding the state is included in the SAI.


      PORTFOLIO TRANSACTIONS AND TURNOVER

      Portfolio securities ordinarily are purchased from and sold to parties acting as either principal or agent. Newly issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


obtained. Usually, no brokerage commissions, as such, are paid by the Portfolio, since purchases and sales of municipal bonds and other debt securities are traded through broker-dealers in principal transactions, although the price paid usually includes a compensation to the dealer.

      The Portfolio cannot accurately predict its portfolio turnover rate, but anticipates that the annual turnover will not exceed 100%. An annual turnover rate of 100% would occur when all of the securities held by the Portfolio are replaced one time during a period of one year. The Manager will not consider turnover rate a limiting factor in making investment decisions consistent with the investment objective and policies of the Portfolio. See "Financial Highlights" for the Portfolio's annual turnover rate during each year since inception.


--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------


      The Portfolio's net asset value per share is determined as of the close of regular trading on the NYSE, which is currently 4:00 p.m. (New York City time) on each day that the NYSE is open, by dividing the Portfolio's net asset values attributable to each Class by the total number of shares of the Class outstanding.

      When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there are no readily obtainable market quotations (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term instruments maturing within 60 days will be valued at cost plus (minus) amortized discount (premium), if any, when amortized cost approximates fair value. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the Board of Trustees.


--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS


      Dividends from the Portfolio's net investment income are generally declared and paid monthly, and any net realized capital gains are declared and distributed at least annually.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

      If a shareholder does not otherwise instruct, dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, subject to no sales charge or CDSC.

      Income dividends and capital gain distributions that are invested are credited to shareholders' accounts in additional shares at the net asset value as of the close of business on the payment date. A shareholder may change the option at any time by notifying his or her Smith Barney Financial Consultant. Accounts held directly by the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data") should notify First Data in writing at least five business days prior to the payment date to permit the change to be entered in the shareholder's account.


      The per share dividends on Class B and Class L shares of the Portfolio may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable to Class B and Class L shares. The per share dividends on Class A shares of the Port folio may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares. Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

      TAXES

      The following is a summary of the material tax considerations affecting the Portfolio and its shareholders. Please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other federal, state, local, or foreign tax implications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of an investment.

      The Portfolio intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a separate regulated investment company. In each taxable year that the Portfolio qualifies, so long as such qualification is in the best interests of its shareholders, the Portfolio will pay no federal income tax on its net investment income and long-term capital gain that is distributed to shareholders, provided the Portfolio distributes at least 90% of its net investment income and net short-term capital gains for the taxable year. The Portfolio also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to shareholders. Exempt-interest dividends are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income (or intangible) tax purposes.

      Exempt-interest dividends attributable to interest received by the Portfolio on certain "private-activity" bonds will be treated as a specific tax preference item to be included in a shareholder's alternative minimum tax computation. All exempt-interest dividends will be a component of the "current earnings" adjustment item

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


for purposes of the Federal corporate alternative minimum tax. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from federal income tax for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.

      Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to federal income tax.

      The interest expense incurred by a shareholder on borrowing made to purchase or carry Portfolio shares is not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.

      Dividends paid by the Portfolio from interest income on taxable investments, net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains derived from the sale of bonds held by the Portfolio for more than one year are taxable as long-term capital gains regardless of the length of time a shareholder has owned Portfolio shares.

      Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional shares. None of the dividends paid by the Portfolio will qualify for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

      A shareholder's gain or loss on the disposition of shares (whether by redemption, sale or exchange) generally will be a long-term or short-term gain or loss depending on whether the shares had been owned for more than 12 months, or 12 months or less, respectively. Losses realized by a shareholder on the disposition of shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

      The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for shareholders who do not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------

      GEORGIA TAXES


      Exempt-interest dividends and distributions by the Portfolio to a Georgia resident that are attributable to interest on Georgia municipal obligations or direct obligations of the United States and its territories and possessions will not be subject to the State of Georgia income tax. Dividends or other distributions by the Portfolio which are attributable to other sources, including all distributions that qualify as capital gains dividends for Federal income tax purposes, will be subject to the State of Georgia income tax at the applicable rate.


      Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from local taxes, in addition to the exemption from Federal taxes, necessarily limits the Portfolio's ability to diversify geographically. The Portfolio will make available annually to its shareholders information concerning the tax status of its distributions, including the amount of its dividends designated as exempt-interest dividends and as capital gains dividends.


      The foregoing is only a brief summary of the tax considerations generally affecting the Portfolio and its shareholders who are Georgia residents. Investors are urged to consult their tax advisers with specific reference to their own tax situation.


--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------

      GENERAL


      The Portfolio offers four Classes of shares. Class A and Class L shares are sold to investors with an initial sales charge; Class B shares are sold without an initial sales charge; Class B and Class L shares are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Until June 25, 1999, purchases of Class L shares by investors who were holders of Class C shares of the Portfolio on June 12, 1998 will not be subject to the 1% initial sales charge. See "Prospectus Summary -- Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

      Purchases of Portfolio shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or an investment dealer in the selling group. When purchasing shares of the Portfolio, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Smith Barney and other broker-dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

maintenance fee.


      Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000 for each account in the Portfolio. Investors in Class Y shares may open an account by making an initial investment of at least $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class
B and Class L shares and the subsequent investment requirement for all Classes is $50.00. There are no mini mum investment requirements in Class A for employees of Travelers and its subsidiaries, including Smith Barney, a unitholder who invests distributions from a UIT sponsored by Smith Barney, and Trustees or Directors of any Travelers-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's transfer agent, First Data. Share certificates are issued only upon a shareholder's written request to First Data. It is not recommended that the Portfolio be used as an investment for Keogh, IRA or other qualified retirement plans.

      Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value are priced according to the net asset value determined on that day (the "trade date"). Orders received by dealers or introducing brokers prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business. For shares purchased through Smith Barney or Introducing Brokers purchasing through the Distributor, payment for Portfolio shares is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.


      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Portfolio

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the share holder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

      INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

      The sales charges applicable to purchases of Class A shares of the Portfolio are as follows:


================================================================================
                                       Sales Charge               Dealer's
                                    % of        % of Amount  Reallowance as % of
  Amount of Investment         Offering Price     Invested     Offering Price
--------------------------------------------------------------------------------
  Less than $25,000                  4.00%          4.17%            3.60%
  $25,000 -  49,999                  3.50           3.63             3.15
   50,000 -  99,999                  3.00           3.09             2.70
  100,000 - 249,999                  2.50           2.56             2.25
  250,000 - 449,999                  1.50           1.52             1.35
  500,000 and over*                    *              *                *
================================================================================

      * Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."


      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Portfolio made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.


      INITIAL SALES CHARGE WAIVERS -- CLASS A SHARES

      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board members and employees of Travelers and its subsidiaries and of any Travelers-affiliated funds, including the Smith Barney Mutual Funds (including retired Board members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board member or employee); and to a pension, profit-sharing or other

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;
(b) offers of Class A shares to any other investment company to effect the combination of such company with the Portfolio by merger, acquisition of assets or other wise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Portfolio (or Class A shares of another fund of the Smith Barney Mutual Funds that are sold with a sales charge) and who wish to reinvest their redemption proceeds in the Portfolio, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers; (f) investments of distributions from a UIT sponsored by Smith Barney; and (g) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

      RIGHT OF ACCUMULATION


      Class A shares of the Portfolio may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Portfolio and other Smith Barney Mutual Funds offered with a sales charge, as currently listed under "Exchange Privilege," then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.


      GROUP PURCHASES

      Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the mini mum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth under "Initial Sales Charge Alternative -- Class A Shares," and will be based upon the aggregate

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be made pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. The Distributor may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that it will realize economies of sales efforts and sales-related expenses. An individual who is a member of a qualified group may also purchase Class A shares of the Portfolio at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Portfolio shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Portfolio and the members and must agree to include sales and other materials related to the Portfolio in its publications and mailings to members at no cost to the Distributor. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the Distributor.


      LETTER OF INTENT

      Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13-month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes purchases of all Class A shares of the Portfolio and other funds of the Smith Barney Mutual Funds offered with a sales charge over the 13-month period based on the total amount of intended purchases plus the value of all Class A shares previously purchased and still owned. An alternative is to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. Please contact a Smith Barney Financial Consultant or First Data to

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

obtain a Letter of Intent application.


      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the Portfolio within six months from the date of the Letter. If a total investment of $15,000,000 is not made within the six-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Portfolio's Class A shares, which may include a CDSC of 1.00%. Please contact a Smith Barney Financial Consultant or First Data for further information.

      INITIAL SALES CHARGE ALTERNATIVE -- CLASS L SHARES

      The sales charge applicable to purchases of Class L shares is 1.00% of the public offering price, which is 1.01% of the amount invested, and all of this amount is re allowed to dealers who sell Class L shares.

      The initial sales charge on Class L shares is paid to the Distributor. Members of the selling group may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.


      DEFERRED SALES CHARGE ALTERNATIVES


      "CDSC Shares" include any shares for which a CDSC may be imposed on certain redemptions. "CDSC Shares" are (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original investment in the shares being redeemed or their account value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Portfolio assets; (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class L shares and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of deter mining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


Barney statement month. The following table sets forth the CDSC for redemptions of Class B shares by shareholders of the Portfolio:


      Year Since Purchase
      Payment Was Made                            CDSC
--------------------------------------------------------------------------------
            First                                 4.50%
            Second                                4.00
            Third                                 3.00
            Fourth                                2.00
            Fifth                                 1.00
            Sixth and thereafter                  0.00
--------------------------------------------------------------------------------

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary -- Alternative Purchase Arrangements -- Class B Shares Conversion Feature."

      In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Portfolio shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

      To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired five additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      WAIVERS OF CDSC

      The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan"), provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the share holder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994; (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

      CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------


      Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to other requirements of the fund into which exchanges are made.


FUND NAME
--------------------------------------------------------------------------------

Growth Funds


      Concert Peachtree Growth Fund
      Concert Social Awareness Fund
      Smith Barney Aggressive Growth Fund Inc.
      Smith Barney Appreciation Fund Inc.
      Smith Barney Balanced Fund
      Smith Barney Contrarian Fund
      Smith Barney Convertible Fund
      Smith Barney Fundamental Value Fund Inc.
      Smith Barney Funds, Inc. -- Large Cap Value Fund
      Smith Barney Large Cap Blend Fund
      Smith Barney Large Capitalization Growth Fund

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------


      Smith Barney Natural Resources Fund Inc.
      Smith Barney Premium Total Return Fund
      Smith Barney Small Cap Blend Fund, Inc.
      Smith Barney Special Equities Fund


Taxable Fixed-Income Funds


   ** Smith Barney Adjustable Rate Government Income Fund
      Smith Barney Diversified Strategic Income Fund
  *** Smith Barney Funds, Inc. -- Short-Term High Grade Bond Fund
      Smith Barney Funds, Inc. -- U.S. Government Securities Fund
      Smith Barney Government Securities Fund
      Smith Barney High Income Fund
      Smith Barney Investment Grade Bond Fund
      Smith Barney Managed Governments Fund Inc.
      Smith Barney Total Return Bond Fund


Tax-Exempt Funds


      Smith Barney Arizona Municipals Fund Inc.
      Smith Barney California Municipals Fund Inc.
    * Smith Barney Intermediate Maturity California Municipals Fund
    * Smith Barney Intermediate Maturity New York Municipals Fund
      Smith Barney Managed Municipals Fund Inc.
      Smith Barney Massachusetts Municipals Fund
      Smith Barney Municipal High Income Fund
      Smith Barney Muni Funds -- Florida Portfolio
    * Smith Barney Muni Funds -- Limited Term Portfolio
      Smith Barney Muni Funds -- National Portfolio
      Smith Barney Muni Funds -- New York Portfolio
      Smith Barney Muni Funds -- Pennsylvania Portfolio
      Smith Barney New Jersey Municipals Fund Inc.
      Smith Barney Oregon Municipals Fund

Global-International Funds

      Smith Barney Hansberger Global Small Cap Value Fund
      Smith Barney Hansberger Global Value Fund
      Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
      Smith Barney World Funds, Inc. -- European Portfolio
      Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio


Smith Barney Concert Allocation Series Inc.


      Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Global Portfolio

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

      Smith Barney Concert Allocation Series Inc. -- Growth Portfolio Smith Barney Concert allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

Money Market Funds
    + Smith Barney Exchange Reserve Fund
  *** Smith Barney Money Funds, Inc. -- Cash Portfolio
  *** Smith Barney Money Funds, Inc. -- Government Portfolio
   ++ Smith Barney Money Funds, Inc. -- Retirement Portfolio
  *** Smith Barney Municipal Money Market Fund, Inc.
  *** Smith Barney Muni Funds -- California Money Market Portfolio *** Smith Barney Muni Funds -- New York Money Market Portfolio

----------

  * Available for exchange with Class A, Class L and Class Y shares of the Portfolio.

  ** Available for exchange with Class A and Class B shares of the Portfolio. *** Available for exchange with Class A and Class Y shares of the Portfolio.

  +   Available for exchange with Class B and Class L shares of the Portfolio.

  ++  Available for exchange with Class A shares of the Portfolio.

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Portfolio, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Portfolio that have been exchanged.


      Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Portfolio that have been exchanged.


      Class A and Class Y Exchanges. class A and Class Y shareholders of the Portfolio who wish to ex change all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.


      Additional Information Regarding the Exchange Privilege. Excessive exchange transactions can be detrimental to the Portfolio's performance and its shareholders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other shareholders. In this event, the Fund may, at its discretion, decide to limit additional purchases and/or exchanges by the shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares -- Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and ex changes will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

      The Fund is required to redeem the shares of the Portfolio tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Fund's transfer agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the share holder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

      Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Finan-

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

cial Consultant, Introducing Broker or dealer in the selling group, or by submitting a written request for redemption to:


      Smith Barney Muni Funds/Georgia Portfolio
      Class A, B, L or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Westborough, Massachusetts 01581-5128

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.


      AUTOMATIC CASH WITHDRAWAL PLAN

      The Portfolio offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Portfolio. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the share holder's shares subject to the CDSC. For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant.

      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

      Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange portfolio shares by telephone. To determine if a shareholder

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------

is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee, that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Portfolio.


      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or
(ii) for which certificates have been issued are not permitted under this program.


      A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the share holder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/ Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.


      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open. Exchange requests received after the close of regular trading on the NYSE are processed at the net value next determined.


      Additional Information Regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to involuntarily liquidate any shareholder's account if the aggregate value of the shares held in a Portfolio account is less than $500. If a shareholder has more than one account in this Portfolio, each account must satisfy the minimum account size. The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------


      From time to time the Fund may include a Portfolio's yield, taxable equivalent yield, total return and average annual total return in advertisements. In other types of sales literature, the Fund may also include the Portfolio's distribution rate. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Portfolio. These figures are based on historical earnings and are not intended to indicate future performance. The yield of a Portfolio Class refers to the net income earned by an investment in the Class over a 30-day period ending at month end. This net income is then annualized, i.e., the amount of income earned by the investment during that 30-day period is assumed to be earned each 30-day period for 12 periods and is expressed as a percentage of the investment. The net income earned on the investment for six periods is also assumed to be reinvested at the end of the sixth 30-day period. The taxable equivalent yield is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Class. The yield and taxable equivalent yield quotations are calculated according to a formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. The distribution rate is calculated by annualizing the latest monthly distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above-described yield. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------


      BOARD OF TRUSTEES

      Overall responsibility for management and supervision of the Portfolio rests with the Fund's Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Port folio's investment manager. The SAI contains background information regarding each Trustee and executive officer of the Fund.


      MANAGER

      The Manager manages the day-to-day operations of the Portfolio pursuant to a management agreement entered into by the Fund on behalf of the Portfolio.


      MMC was incorporated in 1968 under the laws of Delaware. MMC, Holdings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. As of March 31, 1998, MMC had aggregate assets under management of approximately $100.5 billion.

      MMC provides the Fund with investment management services and executive and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, accounting, administrative services and services relating to research, statistical work and supervision of the Portfolio. For the services provided, the management agreement provides that the Fund will pay MMC an annual fee calculated at the rate of 0.45% of the Portfolio's average daily net assets. MMC waived a portion of its management fee for the Portfolio for the fiscal year ended March 31, 1998, and the effective rate of the management fee was 0.12%. For the past fiscal year, total operating expenses were 0.50% of the average daily net assets for Class A shares; 1.02% of the average daily net assets for Class B shares; and 1.06% of the average daily net assets for Class L shares. MMC has voluntarily agreed to waive its fee if in any fiscal year the aggregate expenses of any Class of the Portfolio exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed 0.65% of such Class' average net asset values for that fiscal year. This voluntary expense limitation will remain in effect until terminated by notice to shareholders and by supplement to the then-current prospectus. In addition, as noted above, the Manager has waived its fees on a voluntary basis in amounts greater than that required under the foregoing voluntary expense limitation.

      On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction has been approved by the stockholders of each of Travelers and Citicorp. Travelers has filed an application to become a bank holding company so that, upon consummation of the merger, the

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------


surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"). The requirements of the BHCA, the Glass-Steagall Act and certain other laws and regulations will then be applicable to Travelers and its subsidiaries.

      The Manager does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives. Smith Barney and the Manager believe that the Manager's services under the Management Agreement and the shareholder service activities performed by Smith Barney are not underwriting and would be consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is little controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by subsidiaries of bank holding companies. If Smith Barney and the Manager, or their affiliates, were to be prevented from acting as the manager or a shareholder service agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.


      PORTFOLIO MANAGEMENT


      Peter M. Coffey, a Managing Director of Smith Barney, has served as Vice President of the Fund and portfolio manager of the Portfolio since it commenced operations (April 4, 1994) and manages the day-to-day investment operations of the Portfolio, including making all investment decisions. Mr. Coffey serves as the portfolio manager for five of the Fund's non-money market portfolios.

      Management's discussion and analysis, and additional performance information regarding the Portfolio during the fiscal year ended March 31, 1998 is included in the Annual Report dated March 31, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.


--------------------------------------------------------------------------------
Distribution
--------------------------------------------------------------------------------


      Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of the Portfolio at the annual rate of 0.15% of

--------------------------------------------------------------------------------
Distribution (continued)
--------------------------------------------------------------------------------


the average daily net asset values attributable to these Classes. Smith Barney is also paid a distribution fee with respect to Class B and Class L shares at the annual rate of 0.50% and 0.55%, respectively, of the average daily net asset values attributable to these Classes. Class B shares will no longer be subject to a distribution fee after conversion to Class A shares, eight years after the date of purchase. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Portfolio shares, including lease, utility, communications and sales promotion expenses.

      The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling the different Classes of shares.

      Payments under the Plan with respect to Class B and Class L shares are not tied exclusively to the distribution and shareholder services expenses actually incurred by Smith Barney, and the payments may exceed distribution expenses actually incurred. The Fund's Board of Trustees will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

      The Glass-Steagall Act currently prohibits certain financial institutions from underwriting securities of open-end investment companies, such as the Fund. There fore, in connection with the anticipated merger of Travelers and Citicorp and as a consequence of the anticipated applicability of the BHCA and the Glass-Steagall Act, the Fund plans to retain the services of a new entity (which is not otherwise affiliated with Travelers) to act as distributor of the Portfolio's shares.


--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------


      The Fund, an open-end management investment company, is organized as a "Massachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Board of Trustee has authorized the issuance of different series of shares, each representing shares in one of the separate

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------


portfolios. The assets of each portfolio are segregated and separately managed. Class A, Class B, Class L and Class Y shares of each portfolio represent interests in the assets of that portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the share holder service and distribution of Class A, Class B and Class L shares are borne solely by the respective Class and each such Class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertains to that Class. It is the intention of the Fund not to hold annual meetings of share holders. The Board of Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting of shareholders upon a vote of 10% of the Fund's out standing shares for purposes of voting on removal of a Trustee or Trustees. Share holders will receive assistance in communicating with other shareholders in connection with the removal of Trustees as required by Section 16(c) of the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in this Prospectus, the Fund's shares will be fully paid and transferrable (subject to the Portfolio's minimum account size). Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary redemption as set forth under "Minimum Account Size."


      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, PA 19103, serves as custodian of the Portfolio's investments.

      First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

      The Fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Portfolio at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

                                                                    SMITH BARNEY


                                                A Member of TravelersGroup[LOGO]


                                                                    Smith Barney
                                                                      Muni Funds
                                                               Georgia Portfolio


                                                            388 Greenwich Street
                                                        New York, New York 10013


                                                                    FD 0771 7/98

                                                         SMITH BARNEY MUNI FUNDS
                                               California Money Market Portfolio

                                                              JULY 29, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE



[LOGO]  Smith Barney Mutual Funds
        INVESTING FOR YOUR FUTURE.
        EVERY DAY.

PROSPECTUS                                                   July 29, 1998

Smith Barney Muni Funds
California Money Market Portfolio
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  The California Money Market Portfolio (the "Portfolio") is one of eight investment portfolios that currently comprise Smith Barney Muni Funds (the "Fund"). The Portfolio seeks to provide its shareholders with income exempt from both Federal income taxes (other than the alternative minimum tax) and California personal income taxes from a portfolio of high quality short-term California municipal obligations selected for liquidity and stability of prin-cipal.

  The Portfolio may invest a significant percentage of its assets in issuers located in the State of California and therefore an investment in the Portfolio may be riskier than an investment in other types of money market funds.

  SHARES OF THE PORTFOLIO ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time (the "SAI"), that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Addi-tional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FEE TABLE                                       3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            4
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES    5
-------------------------------------------------
VALUATION OF SHARES                            10
-------------------------------------------------
DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES    11
-------------------------------------------------
PURCHASE OF SHARES                             13
-------------------------------------------------
REDEMPTION OF SHARES                           15
-------------------------------------------------
EXCHANGE PRIVILEGE                             18
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           21
-------------------------------------------------
YIELD INFORMATION                              21
-------------------------------------------------
MANAGEMENT OF THE FUND                         22
-------------------------------------------------
DISTRIBUTION                                   23
-------------------------------------------------
ADDITIONAL INFORMATION                         24
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Portfolio or Smith Barney Inc. (the "Distributor"). This Prospectus does not constitute an offer by the Portfolio or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

FEE TABLE

  The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio based, unless otherwise noted, on its operating expenses for its most recent fiscal year:

  CALIFORNIA MONEY MARKET PORTFOLIO        CLASS A CLASS Y
----------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Sales Charge Imposed on Purchases       None    None
    Contingent Deferred Sales Charge        None*   None
----------------------------------------------------------
  ANNUAL PORTFOLIO OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
    Management fees                         0.50%   0.50%
    12b-1 fees                              0.10%     --
    Other expenses                          0.03%   0.04%
----------------------------------------------------------
  TOTAL PORTFOLIO OPERATING EXPENSES        0.63%   0.54%
----------------------------------------------------------

 * Class A shares acquired as part of an exchange privilege transaction, which were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a contingent deferred sales charge ("CDSC"), remain subject to the original fund's CDSC while held in the Portfolio.

  Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly.
The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith
Barney Financial Consultant.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indi-rectly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares," "Management of the Fund" and "Distribution."

  CALIFORNIA MONEY MARKET PORTFOLIO             1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
  An investor would pay the following expenses
  on a $1,000 investment, assuming (1) 5.00%
  annual return and (2) redemption at the end
  of each time period:
    Class A                                      $ 6     $20     $35     $79
    Class Y                                      $ 6     $17     $30     $68
-------------------------------------------------------------------------------

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information has been audited by KPMG Peat Marwick LLP, inde-pendent auditors, whose report thereon for the five-year period ended
March 31, 1998 appears in the Portfolio's annual report dated March 31, 1998. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Portfolio's Annual Report to Shareholders, which is incorporated by reference into the SAI.


FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

                                                                                               CLASS Y
                                              CLASS A SHARES                                    SHARES
                         ---------------------------------------------------------------    ---------------
CALIFORNIA MONEY MARKET
PORTFOLIO                 1998    1997    1996    1995    1994    1993    1992   1991(1)     1998   1997(2)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF YEAR        $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00   $1.00      $1.00   $1.00
-------------------------------------------------------------------------------------------------------------
INCOME FROM
 INVESTMENT OPERATIONS:
 Net investment
  income(3)               0.029   0.028   0.032   0.026   0.018   0.021   0.035   0.044      0.031   0.020
-------------------------------------------------------------------------------------------------------------
Total Income from
 Investment Operations    0.029   0.028   0.032   0.026   0.018   0.021   0.035   0.044      0.031   0.020
-------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
 Dividends from net
  investment income      (0.029) (0.028) (0.032) (0.026) (0.018) (0.021) (0.035) (0.044)    (0.031) (0.020)
-------------------------------------------------------------------------------------------------------------
Total Distributions      (0.029) (0.028) (0.032) (0.026) (0.018) (0.021) (0.035) (0.044)    (0.031) (0.020)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END
 OF YEAR                  $1.00   $1.00   $1.00   $1.00  $ 1.00   $1.00  $ 1.00  $ 1.00     $ 1.00   $1.00
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN               2.98%   2.79%   3.22%   2.66%   1.84%   2.05%   3.51%   4.49%++    3.09%   2.04%++
-------------------------------------------------------------------------------------------------------------
NET ASSETS, END
 OF YEAR (MILLIONS)      $1,789  $1,400  $1,346  $  953  $  190  $  160  $  167  $  136         $3      $8
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE
 NET ASSETS:
 Expenses (3)              0.63%   0.67%   0.64%   0.61%   0.64%   0.67%   0.60%   0.46%+     0.54%   0.56%+
 Net investment income     2.92    2.75    3.15    3.02    1.82    2.05    3.46    4.73+      3.01    2.77+
-------------------------------------------------------------------------------------------------------------

(1) For the period from May 10, 1990 (inception date) to March 31, 1991.
(2) For the period from July 9, 1996 (inception date) to March 31, 1997.
(3) The Manager has waived all or part of its fees for the period ended March 31, 1991 and the two-year period ended March 31, 1996. If such fees were not waived, the per share decreases in net investment income and the ratios of expenses to average net assets would be as follows:

         PER SHARE DECREASES       EXPENSE RATIOS
CLASS  IN NET INVESTMENT INCOME  WITHOUT FEE WAIVERS
  A    ----------------------------------------------
         1996    1995    1991    1996   1995   1991
       -------- ---------------------- ------ -------
         $.000*   $.002   $.001  0.65%  0.63%  0.60%+

 ++Total return is not annualized, as the result may not be representative of the total return for the year.
 + Annualized.
 * Amount represents less than $.001.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The Portfolio seeks to provide income exempt from both Federal income taxes and California personal income taxes from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal. The Portfolio seeks to be fully invested in obligations that are issued by the State of California and its political subdivisions, agencies and instrumental-ities, the interest from which in the opinion of counsel for the various issuers, is exempt from California as well as Federal income taxes. (For cer-tain shareholders, a portion of the Portfolio's income may be subject to the alternative minimum tax.) The Portfolio operates as a money market fund, and utilizes certain investment policies so that, to the extent reasonably possi-ble, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. For example, the Portfolio will not purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 13 months, or main-tain a dollar-weighted average portfolio maturity in excess of 90 days.

  Except for temporary defensive purposes, it is a fundamental policy that at least 80% of the Portfolio's assets will be invested in securities that pro-duce income that is exempt from Federal income taxes (other than the alterna-tive minimum tax) and from California personal income taxes in the opinion of bond counsel for the various issuers.

  Opinions relating to the validity of municipal obligations and to the exemp-tion of interest thereon from Federal income taxes and from California per-sonal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Portfolio nor its investment adviser, Mutual Management Corp. ("MMC" or the "Manager"), will review the proceedings relat-ing to the issuance of municipal obligations or the basis for such opinions.

  The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases from the proceeds of a special excise tax or other specific revenue source. Please see the SAI for a more detailed discussion about the different types of municipal obligations.

  The Portfolio's investments are limited to United States dollar-denominated instruments that the Fund's Board of Trustees or its delegates determine pres-ent minimal credit risks and that (i) are secured by the full faith and credit of the United States or (ii) are "Eligible Securities," as defined by the Investment Company Act of 1940 (the "1940 Act"), at the time of acquisition by the Portfolio. The term "Eligible Securities" includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities, and compara-ble unrated securities. "Requisite NRSROs" means (a)any two nationally recognized statistical rating organizations ("NRSROs") that have issued ratings with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if it is the only NRSRO to have assigned such a rating. Currently, there are five NRSROs: Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Fitch IBCA, Inc., Duff and Phelps Inc. and
Thomson BankWatch. The Portfolio may also invest in unrated securities if



  Municipal obligations, which are issued by states, municipalities and their agencies, may include municipal bonds and notes. Among the types of obligations in which the Portfolio may invest are floating or variable rate instruments subject to demand features ("demand instruments"); tax-exempt commercial paper; and notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usu-ally have an indicated maturity of more than 13 months but have a demand fea-ture (or "put") that entitles the holder to receive the principal amount of the underlying security and may be exercised either (a) at any time on no more than 30 days' notice; or (b) at specified intervals not exceeding one year and upon no more than 30 days' notice. Demand features generally consist of a letter of credit issued by a domestic or foreign bank. A variable rate instrument pro-vides for adjustment of its interest rate on set dates and upon such adjustment can reasonably be expected to have a market value that approximates its amor-tized cost; a floating rate instrument provides for adjustment of its interest rate whenever a specific interest rate (e.g., the prime rate) changes and at any time can reasonably be expected to have a market value that approximates its amortized cost.


  The Portfolio may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a Federal alternative minimum tax to the extent the Portfolio's dividends are derived from interest on these bonds. See "Taxes." These private activity bonds are included in the term "municipal obligations" for purposes of determining compliance with the 80% test described above.


  The Portfolio may invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the Portfolio holds an interest in one or more under-lying bonds coupled with a conditional right to sell ("put") the Portfolio's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typical-ly, a derivative product is structured as a trust or partnership which pro-vides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) "Tender Option Bonds," which are instru-ments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products," in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) "Partnerships," which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

  Investments in derivative products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the Portfolio receives an opinion of legal counsel to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this sub-ject. Were the IRS to issue an adverse ruling, there is a risk that the inter-est paid on such derivative products would be deemed taxable.

  The Portfolio intends to limit the risk of derivative products by purchasing only those derivative products that are consistent with the Portfolio's investment objective and policies. The Portfolio will not use such instruments to leverage securities. Hence, derivative products' contributions to the over-all market risk characteristics of a Portfolio will not materially alter its risk profile and will be fully representative of the Portfolio's maturity guidelines.

  The Portfolio will not invest more than 10% of the value of its total assets in illiquid securities, which may include certain derivative products and will include any repurchase transactions that do not mature within seven days.

  Please see the SAI for a more detailed discussion about the different types of municipal obligations. The Portfolio cannot change its investment objective and fundamental policies without the vote of a "majority of the outstanding voting securities" as defined under the 1940 Act. (See "Voting Rights" in the SAI.)

 RISK AND PORTFOLIO MANAGEMENT

  There can be no assurance that the Portfolio will achieve its investment objective. The ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in pur-chasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The ability to achieve a high level of income is dependent on the yields of the securities in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the money market, of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. Municipal obligations with longer matu-rities tend to produce higher yields and are generally subject to potentially greater price fluctuations than obligations with shorter maturities.


  The Portfolio's concentration in California obligations involves certain additional risks that should be considered carefully by investors. Certain Cal-ifornia constitutional amendments, legislative measures, executive orders, administrative regulations, court decisions and voter initiatives could result in certain adverse consequences affecting California obligations. In particu-lar, there are risks resulting from certain recent amendments to the California Constitution and other statutes that limit the taxing and spending authority of California governmental entities, and these may have the effect of impairing the ability of certain issuers of California obligations to pay principal and interest on their obligations. See the SAI for a more detailed description of these and other risks relating to the Portfolio's investments in California obligations.


  When-Issued Purchase Commitments. New issues of municipal obligations are often offered on a "when-issued" basis, i.e., delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received on the securities are fixed at the time the buyer enters into the commitment, although no interest accrues with respect to a when-issued security prior to its stated delivery date. The Portfolio will only make commitments to purchase such securities with the intention of actu-ally acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A segregated account of the Portfolio consisting of cash or debt securities of any grade having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been determined by the Man-ager to be liquid and unencumbered and are marked to market daily pursuant to guidelines established by the Board of Trustees, will be maintained with PNC Bank, National Association (the "Custodian") and monitored on a daily basis so that the market value of the account will equal or exceed the amount of such commitments by the Portfolio.

  Securities purchased on a when-issued basis are subject to changes in market value prior to delivery based not only upon the public's perception of the creditworthiness of the issuer but also changes in the level of interest rates, i.e., appreciating when interest rates decline and depreciating when interest rates rise. Therefore, if in order to achieve higher interest income the Port-folio remains substantially fully invested at the same time that it has pur-chased securities on a when-issued basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share. See "Valuation of Shares." There will also be a greater potential for the realization of capital gains, which are not exempt from Federal or state income taxes.


  Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to municipal obligations held in its portfolio. Under a stand-by com-mitment a dealer agrees to purchase, at the Portfolio's option, specified municipal obligations at a specified price. The Portfolio intends to enter into stand-by commitments only with banks and broker-dealers that, in the opinion of the Manager, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Manager will review periodically the issuer's assets, liabilities, contingent claims and other relevant finan-cial information. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

  Other Factors to be Considered. Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should rec-ognize that the benefits of the exemption from state and local taxes, in addi-tion to the exemption from Federal taxes, necessarily limits the fund's ability to diversify geographically.

  The Portfolio anticipates being as fully invested as practicable in Califor-nia municipal obligations and generally expects to invest the proceeds received from the sale of shares in California municipal obligations as soon as reasona-bly possible, which is generally within one day. At no time will more than 20% of the Portfolio's net assets be invested in taxable investments except when the Portfolio has adopted a temporary defensive investment policy.

  The Portfolio may engage in short-term trading to attempt to take advantage of short-term market variations or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Portfolio may realize a gain or loss.

  The Fund is registered as a "non-diversified" company under the 1940 Act, in order for the Portfolio to have the ability to invest more than 5% of its assets in the securities of any issuer; however Rule 2a-7 under the 1940 Act imposes diversification requirements that the Portfolio intends to meet.
The Portfolio intends to comply with Subchapter M of the Internal Revenue
Code of 1986, as amended (the "Code"), which limits the aggregate value of all holdings (except U.S. government and cash items, as defined in the Code) that exceed 5% of the Portfolio's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the Portfolio's total assets. These limits are measured at the end of each quarter. Under Subchapter M limits, up to 50% of the Portfolio's total assets may be invested in as few as two single issuers. In the event of a decline in creditworthiness of, or default upon, the obligations of one or more such in creditworthiness of, or default upon, the obligations of one or more such issuers exceeding 5%, an investment in the Portfolio may entail greater risk than in a portfolio having a policy of diversification because a high percent-age of the Portfolio's assets may be invested in municipal obligations of one or two issuers.

  Because the Portfolio invests in securities backed by banks and other finan-cial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio and affect its share price.

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax exempt obligations for investment by the Portfolio and the value of the Port-folio securities would be affected. The Board of Trustees would then reevalu-ate the Portfolio's investment objective and policies.

  Year 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders by Smith Barney depend on the smooth functioning of their computer systems. Many computer software sys-tems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's cus-todian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund or shareholder services at that time.

  In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as wide-spread or as affecting trading markets.

VALUATION OF SHARES

  The Portfolio's net asset value per share is determined as of the close of regular trading on each day that the New York Stock Exchange ("NYSE") is open by dividing the net asset values attributable to each Class (i.e., the value of its assets less liabilities) by the total number of its shares of the Class outstanding. The Portfolio may also determine net asset value per share on days when the NYSE is not open, but when the settlement of securities may otherwise occur. The Portfolio employs the "amortized cost method" of valuing portfolio securities and intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.

DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES


 DIVIDENDS AND AUTOMATIC REINVESTMENT

  The Portfolio declares dividends daily from its net investment income on each day the NYSE is open. Net investment income includes interest accrued and discount earned and is less premium amortized and expenses accrued (the amount of discount or premium on portfolio investments is fixed at the time of pur-chase). Unless the shareholder has elected to receive monthly distributions of income, such dividends will automatically be reinvested in Portfolio shares of the same Class at net asset value. If a shareholder redeems an account in full between payment dates, all dividends declared up to and including the date of liquidation will be paid with the proceeds from the redemption of shares. The per share dividends of Class A shares of the Portfolio may be less than the per share dividends of the Class Y shares, principally as a result of the service fee applicable to Class A shares.

 TAXES

  The following is a summary of the material tax considerations affecting the Portfolio and the Portfolio's shareholders. Please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other federal, state, local or foreign tax implications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of an investment.

  The Portfolio intends to qualify, as it has in prior years, under Subchapter M of the Code for tax treatment as a separate regulated investment company.
In each taxable year that the Portfolio qualifies, so long as such qualification is in the best interests of its shareholders, the Portfolio will pay no federal income tax on its net investment income and long-term capital gain that is distributed to shareholders, provided the Portfolio distributes at least 90% of its net investment income and net short-term capital gains for the taxable year. The Portfolio also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends are gnerally not subject to regular federal income taxes, although, may be considered taxable for certain state and local income or (intangible) tax purposes.

  Exempt-interest dividends attributable to interest received by the Portfolio on certain "private-activity" bonds will be treated as a specific tax prefer-ence item to be included in a shareholder's alternative minimum tax computa-tion. All exempt-interest dividends will be a component of the "current earn-ings" adjustment item for purposes of the federal corporate alternative minimum tax. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from federal income tax for those sharehold-ers who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.

  Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be sub-ject to federal income tax.

  The interest expense incurred by a shareholder on borrowing made to purchase or carry Portfolio shares is not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.

  Dividends paid by the Portfolio from interest income on taxable investments, net realized short-term securities gains, and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains, derived from the sale of bonds held by the Portfolio for more than one year, are taxable as long-term capital gains, regardless of the length of time a shareholder has owned Portfolio shares.

  Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional Portfolio shares. None of the dividends paid by the Portfolio will qualify for the corpo-rate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

  The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, for those shareholders who do not provide the Fund with a correct taxpayer identi-fication number (social security or employer identification number). Withhold-ing from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.

  California State Taxes. California shareholders will not be subject to Cali-fornia state personal income tax on Portfolio dividends to the extent that such distribu-tions qualify as exempt-interest dividends under the Code and California law and provided that, at the close of each quarter of the Portfolio's taxable year, at least 50% of the Portfolio's total assets are invested in municipal obligations of California issuers. To the extent that distributions are derived from taxable income, including long or short-term capital gains, such distribu-tions will not be exempt from California state personal income tax. Dividends on the Portfolio are not excluded in determining California state franchise taxes on corporations and financial institutions.

PURCHASE OF SHARES


  Purchases of Portfolio shares may be made through a brokerage account main-tained with Smith Barney Inc. ("Smith Barney"), with a broker that clears secu-rities transactions through Smith Barney on a fully disclosed basis (an "Intro-ducing Broker") or an investment dealer in the selling group. No maintenance fee will be charged by the Portfolio in connection with a brokerage account through which an investor purchases or holds shares.

  Class A and Class Y shares of the Portfolio are available for purchase directly by investors. Investors in Class A may open an account by making an initial investment of at least $1,000 for each Portfolio account. Investors in Class Y may open an account by making an initial investment of at least $15,000,000. Subsequent investments of at least $50 may be made for either Class. There are no minimum investment requirements in Class A for employees of Travelers Group Inc. ("Travelers") and its subsidiaries, including Smith Bar-ney, and Trustees or Directors of any Travelers-affiliated funds, including the Smith Barney Mutual Funds, and their spouses and children. The Portfolio reserves the right to waive or change minimums, to decline any order to pur-chase its shares and to suspend the offering of shares from time to time. Share certificates are issued only upon a shareholder's written request to the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data").

  For investors who maintain a brokerage account with Smith Barney, Smith Bar-ney has advised the Portfolio that depending on the type of securities account, its clients' free credit balances (i.e., immediately available funds) will be invested automatically in full shares of the Portfolio either on a daily or weekly basis. In addition to this "sweep" service, shareholders who open a Smith Barney FMA PLUSSM account, which is a full service investment account, will also be able to take advantage of, among other things: a free Individual Retirement Account, free dividend reinvestment, unlimited checking, 100 free ATM withdrawals each year, free gain/loss analysis and online computer access to account information. Smith Barney clients should contact their Financial Consultant for more complete information. A complete record of Portfolio divi-dends, purchases and redemptions will be included on such shareholders' regular Smith Barney statements.

  The Portfolio's shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A purchase order becomes effective when the Fund, Smith Barney or an Introducing Broker receives, or converts the purchase amount into, Federal funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank). When orders for the purchase of Portfolio shares are paid for in Federal funds, or are placed by an investor with sufficient Federal funds or cash balance in the investor's brokerage account with Smith Barney or the Introducing Broker, the order becomes effective on the day of receipt if received prior to the close of regular trading on the NYSE on any day the Port-folio calculates its net asset value. See "Valuation of Shares." Purchase orders received after the close of regular trading on the NYSE on any business day are effective as of the time the net asset value is next determined. When orders for the purchase of Portfolio shares are paid for other than in Federal funds, Smith Barney or the Introducing Broker, acting on behalf of the invest-or, will complete the conversion into, or itself advance, Federal funds, and the order will become effective on the day following its receipt by the Fund, Smith Barney or the Introducing Broker. Shares purchased directly through First Data begin to accrue income dividends on the day that the purchase order becomes effective. All other shares begin to accrue income dividends on the next business day following the day that the purchase order becomes effective.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers to charge the regular bank account or other financial institution indicated by the shareholder on a monthly or quarterly basis to provide systematic additions to the shareholder's Portfolio account. For share-holders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A shares and the minimum subsequent investment requirement for both Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment require-ment for Class A shares and the minimum subsequent investment requirement for both Classes is $50. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. Additional information is available from the Fund or a Smith Barney Financial Consultant.

 LETTER OF INTENT

  Class Y Shares. A Letter of Intent provides an opportunity for investors to meet the minimum investment requirement for Class Y shares by aggregating investments over a 13-month period. Such investors must make an initial minimum pur-chase of $5,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the Portfolio within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be converted into Class A shares, and will be subject to all fees (including a service fee of 0.10%) and expenses applicable to the Portfolio's Class A shares.
Please contact a Smith Barney Financial Consultant or First Data for further information.

REDEMPTION OF SHARES

  Shareholders may redeem their shares without charge on any day the Portfolio calculates its net asset value. See "Valuation of Shares." Redemption requests received in proper form before the close of regular trading on the NYSE are priced at the net asset value as next determined on that day. Redemption requests received after the close of regular trading are priced at the net asset value next determined.

  The Portfolio normally transmits redemption proceeds on the business day fol-lowing receipt of a redemption request but, in any event, payment will be made within three business days thereafter, exclusive of days on which the NYSE is closed and the settlement of securities does not otherwise occur, or as permit-ted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. A shareholder who pays for Portfolio shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to ten days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with Federal funds, by bank wire or with a certified or cashier's check.

  Shareholders who purchase securities through Smith Barney or an Introducing Broker may take advantage of special redemption procedures under which Class A shares of the Portfolio will be redeemed automatically to the extent necessary to satisfy debit balances arising in the shareholder's account with Smith Bar-ney or the Introducing Broker. One example of how an automatic redemption may occur involves the purchase of securities. If a shareholder purchases securi-ties but does not pay for them by the settlement date, the number of Portfolio shares necessary to cover the debit will be redeemed automatically as of the settlement date, which usually occurs three business days after the trade date. Class A shares that are subject to a CDSC (see "Redemption of Shares--Contin-gent Deferred Sales Charge") are not eligible for such automatic redemption and will only be redeemed upon specific request. If the shareholder does not request redemption of such shares, the shareholder's account with Smith Barney or the Introducing Broker may be margined to satisfy debit balances if sufficient Portfolio shares that are not subject to any applicable CDSC are unavailable. No fee is currently charged with respect to these automatic transactions. Shareholders not wishing to participate in these arrangements should notify a Smith Barney Financial Consultant.

  Redemption requests must be made through Smith Barney, an Introducing Broker or the securities dealer through which the shares were purchased. A shareholder desiring to redeem shares represented by certificates also must present the certificates to Smith Barney or the Introducing Broker endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until the certificates are received by First Data in proper form.

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guar-antor institution such as a domestic bank, savings and loan institution, domes-tic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an invest-or's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM


  Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a signature guarantee that will be provided by First Data upon request. Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Portfolio.



  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling
First Data at

1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not per-mitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open. See "Exchange Privilege" for more information.

  Additional Information regarding Telephone Redemption and Exchange
Program. Neither the Fund nor its agents will be liable for following instruc-tions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven days' prior notice to shareholders.

 CONTINGENT DEFERRED SALES CHARGE

  Class A shares of the Portfolio acquired as part of an exchange privilege transaction, which were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a CDSC, continue to be subject to any applicable CDSC of the original fund. Therefore, such Class A shares that are redeemed within 12 months of the date of purchase of the original fund may be subject to a CDSC of 1.00%. The amount of any CDSC will be paid to and retained by Smith Barney. The CDSC will be assessed based on an amount equal to the net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price in the original fund. In addition, no charge will be assessed on shares derived from reinvest-ment of dividends or capital gain distributions.

  In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestments of dividends and capital gain distribu-tions and finally of other shares held by the shareholder for the longest period of time. The length of time that Class A shares have been held will be calculated from the date the shares were initially acquired in one of the other Smith Barney Mutual Funds and such shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purpos-es, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption.

  The CDSC on Class A shares will be waived on (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) involuntary redemptions; and (d) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

EXCHANGE PRIVILEGE


  Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made and a sales charge may apply.

 FUND NAME

  Growth Funds

      Concert Peachtree Growth Fund

      Concert Social Awareness Fund

      Smith Barney Aggressive Growth Fund Inc.

      Smith Barney Appreciation Fund Inc.

      Smith Barney Balanced Fund

      Smith Barney Contrarian Fund

      Smith Barney Convertible Fund

      Smith Barney Fundamental Value Fund Inc.

      Smith Barney Funds, Inc.--Large Cap Value Fund

      Smith Barney Large Cap Blend Fund

      Smith Barney Large Capitalization Growth Fund

      Smith Barney Natural Resources Fund Inc.

      Smith Barney Premium Total Return Fund

      Smith Barney Small Cap Blend Fund, Inc.

      Smith Barney Special Equities Fund

  Taxable Fixed-Income Funds
      Smith Barney Adjustable Rate Government Income Fund
      Smith Barney Diversified Strategic Income Fund

      Smith Barney Funds, Inc.--Short-Term High Grade Bond Fund

      Smith Barney Funds, Inc.--U.S. Government Securities Fund
      Smith Barney Government Securities Fund
      Smith Barney High Income Fund
      Smith Barney Investment Grade Bond Fund
      Smith Barney Managed Governments Fund Inc.

      Smith Barney Total Return Bond Fund

  Tax-Exempt Funds
      Smith Barney Arizona Municipals Fund Inc.
      Smith Barney California Municipals Fund Inc.
      Smith Barney Intermediate Maturity California Municipals Fund Smith Barney Intermediate Maturity New York Municipals Fund
      Smith Barney Managed Municipals Fund Inc.
      Smith Barney Massachusetts Municipals Fund

      Smith Barney Municipal High Income Fund
      Smith Barney Muni Funds--Florida Portfolio
      Smith Barney Muni Funds--Georgia Portfolio
      Smith Barney Muni Funds--Limited Term Portfolio
      Smith Barney Muni Funds--National Portfolio
      Smith Barney Muni Funds--New York Portfolio
      Smith Barney Muni Funds--Pennsylvania Portfolio
      Smith Barney New Jersey Municipals Fund Inc.
      Smith Barney Oregon Municipals Fund

  Global--International Funds

      Smith Barney Hansberger Global Small Cap Value Fund

      Smith Barney Hansberger Global Value Fund
      Smith Barney World Funds, Inc.--Emerging Markets Portfolio
      Smith Barney World Funds, Inc.--European Portfolio
      Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio Smith Barney World Funds, Inc.--Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.
      Smith Barney Concert Allocation Series Inc.
      Smith Barney Concert Allocation Series Inc.--Balanced Portfolio Smith Barney Concert Allocation Series Inc.--Conservative Portfolio

      Smith Barney Concert Allocation Series, Inc.--Global Portfolio Smith Barney Concert Allocation Series Inc.--Growth Portfolio Smith Barney Concert Allocation Series Inc.--High Growth Portfolio Smith Barney Concert Allocation Series Inc.--Income Portfolio

  Money Market Funds
      Smith Barney Money Funds, Inc.--Cash Portfolio
      Smith Barney Money Funds, Inc.--Government Portfolio
      *Smith Barney Money Funds, Inc.--Retirement Portfolio
      Smith Barney Muni Funds--New York Money Market Portfolio
      Smith Barney Municipal Money Market Fund, Inc.
-------------------------------------------------------------------------------
*  Available for exchange with Class A shares of the Portfolio.

  Class A Exchanges. Class A shares of the Portfolio will be subject to the appropriate sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.

  Class Y Exchanges. Class Y shareholders of the Portfolio who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds identified above may do so without imposition of any charge.

  Additional Information Regarding the Exchange Privilege. Excessive exchange transactions may be detrimental to the Portfolio's performance and its share-holders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other share-holders. In this event the Fund may, at its discretion, decide to limit addi-tional purchases and/or exchanges by the shareholder. Upon such a determina-tion, the Fund will provide notice in writing or by telephone to the share-holder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in deter-mining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined plus any applicable sales charge. Redemption procedures discussed above are also applicable for exchang-ing shares, and exchanges will be made upon receipt of all supporting docu-ments in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes could be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to involuntarily liquidate any shareholder's account if the aggregate net asset value of the shares held in the account is less than $500. If a shareholder has more than one account in the Portfolio, each account must satisfy the minimum account size. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

YIELD INFORMATION

  From time to time the Portfolio may advertise its yield, effective yield and taxable equivalent yield. These figures are computed separately for Class A and Class Y shares of the Portfolio. These yield figures will be based on his-torical earnings and are not intended to indicate future performance. The yield of the Portfolio refers to the net investment income generated by an investment in the Portfolio over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the com-pounding effect of the assumed reinvestment. The taxable equivalent yield also is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Portfolio.

MANAGEMENT OF THE FUND

 BOARD OF TRUSTEES

  Overall responsibility for management and supervision of the Portfolio rests with the Fund's Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Manager. The SAI contains background information regarding each Trustee and executive officer of the Fund.

 MANAGER

  The Manager manages the day to day operations of the Portfolio pursuant to a Management Agreement entered into by the Fund on behalf of the Portfolio. MMC is a subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), the parent company of Smith Barney (the "Distributor"). Holdings is a wholly owned sub-sidiary of Travelers Group, Inc., which is a financial services holding com-pany engaged, through its subsidiaries, principally in four business segments:
Investment Services including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. MMC, Hold-ings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. MMC renders investment advice to investment companies that had aggregate assets under management as of March 31, 1998 of approximately $100.5 billion.

  MMC provides the Fund with investment management services, executive and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, account-ing, administrative services and services relating to research, statistical work and supervision of the Portfolio. For the services provided, the Portfo-lio pays MMC a daily fee calculated at the annual rate of 0.50% of the Portfo-lio's average net assets. For the last fiscal year the total expenses for Class A shares were 0.63% of average net assets. MMC has agreed to waive its fee to the extent that it is necessary if in any fiscal year the aggregate expenses of a Class exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed 0.70% of its average daily net assets for that fiscal year. The 0.70% expense limitation shall be in effect until it is terminated by notice to shareholders and by supplement to the then-current prospectus.

  On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction has been approved by the stockholders of each of Travelers and Citicorp. Trav-elers has filed an application to become a bank holding company so that, upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"). The requirements of the BHCA, the Glass-Steagall Act and certain other laws and regulations will then be applicable to Travelers and its subsidiaries.

  The Manager does not believe that its compliance with applicable law follow-ing the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of invest-ment advisory services that it currently receives. Smith Barney and the Man-ager believe that the Manager's services under the Management Agreement and the shareholder service activities performed by Smith Barney are not under-writing and would be consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is little controlling precedent regard-ing the performance of the combination of investment advisory, shareholder servicing and administrative activities by subsidiaries of bank holding compa-nies. If Smith Barney and the Manager, or their affiliates, were to be pre-vented from acting as the manager or a shareholder service agent, the Fund would seek alternative means for obtaining these services. The Fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.

  The term "Smith Barney" in the title of the Fund and Portfolio has been adopted by permission of Smith Barney and is subject to the right of Smith Barney to elect that the Fund and Portfolio stop using the term in any form or combination of its name.

DISTRIBUTION


  Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid an annual service fee with respect to Class A shares of the Portfolio at the annual rate of 0.10% of the average daily net assets of Class A shares. The fee is used by Smith Barney to pay its Financial Consultants for servicing Class A shareholder accounts for as long as a shareholder remains a holder of the Class. The service fee is also spent by Smith Barney on the following types of expenses: (1) the pro rata share of other employment costs of such financial consultants (e.g., FICA, employee benefits, etc.); (2) employment expenses of home office personnel primarily responsible for providing service to Class A shareholders and (3) the pro rata share of branch office fixed expenses (including branch overhead allocations). Shareholder servicing expenses incurred by Smith Barney but not reimbursed by Class A in any year will not be a continuing liability of the Class in subsequent years.

  Smith Barney also advises profit-sharing and pension accounts. Smith Barney and its affiliates may in the future act as investment advisers for other accounts.

  The Glass-Steagall Act currently prohibits certain financial institutions from underwriting securities of open-end investment companies, such as the Fund. Therefore, in connection with the anticipated merger of Travelers and Citicorp and as a consequence of the anticipated applicability of the BHCA and the Glass-Steagall Act, the Fund plans to retain the services of a new entity (which is not otherwise affiliated with Travelers) to act as distributor of the Portfolio's shares.

ADDITIONAL INFORMATION

  The Fund, an open-end management investment company, is organized as a "Mas-sachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Board of Trustees has authorized the issuance of different series of shares, each representing shares in separate portfolios. The assets of each portfolio are segregated and separately managed. Each share of a portfolio represents an equal proportionate interest in the net assets of that portfolio with each other share of the same portfolio and is entitled to such dividends and distributions out of the net income of that portfolio as are declared in the discretion of the Board of Trustees. Share-holders are entitled to one vote for each share held and will vote by individ-ual portfolio except as otherwise permitted by the 1940 Act. It is the inten-tion of the Fund not to hold annual meetings of shareholders. The Board of Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting upon a vote of 10% of the Fund's outstanding shares for purposes of voting on removal of a Trustee or Trustees. The Fund will assist shareholders in calling such a meeting as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Board of Trustees may grant in its discretion. Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary liquidation as set forth under "Minimum Account Size."

  PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, PA 19103, serves as custodian of the Portfolio's investments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Fund sends shareholders of the Portfolio a semi-annual report and an audited annual report, which include listings of the investment securities held by the Portfolio at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consol-idation to apply to their account should contact their Smith Barney Financial Consultants or the Fund's transfer agent.

                                              SMITH BARNEY
                                              ----------------------------------
                                              A Member of TravelersGroup [LOGO]















                                                                   SMITH BARNEY
                                                                     MUNI FUNDS
                                                                     CALIFORNIA
                                                                   MONEY MARKET
                                                                      PORTFOLIO




                                                           388 Greenwich Street
                                                       New York, New York 10013

                                                               FD 0773 7/98


P R O S P E C T U S


                                                         SMITH BARNEY MUNI FUNDS
                                                 New York Money Market Portfolio

                                                              JULY 29, 1998

                                                   PROSPECTUS BEGINS ON PAGE ONE
LOGO  Smith Barney Mutual Funds
      INVESTING FOR YOUR FUTURE.
      EVERY DAY.

PROSPECTUS                                                  July 29, 1998

Smith Barney Muni Funds
New York Money Market Portfolio
388 Greenwich Street
New York, New York 10013
(800) 451-2010

  The New York Money Market Portfolio (the "Portfolio") is one of eight invest-ment portfolios that currently comprise Smith Barney Muni Funds (the "Fund"). The Portfolio seeks to provide its shareholders with income exempt from both Federal income taxes (other than the alternative minimum tax) and New York State and City personal income taxes from a portfolio of high quality short-term New York municipal obligations selected for liquidity and stability of principal.

  The Portfolio may invest a significant percentage of its assets in issuers located in the State of New York and therefore an investment in the Portfolio may be riskier than an investment in other types of money market funds.

  SHARES OF THE PORTFOLIO ARE NOT INSURED OR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  This Prospectus sets forth concisely certain information about the Fund and the Portfolio, including service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.

  Additional information about the Portfolio is contained in a Statement of Additional Information dated July 29, 1998, as amended or supplemented from time to time (the "SAI"), that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The Statement of Addi-tional Information has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.

SMITH BARNEY INC.
Distributor

MUTUAL MANAGEMENT CORP.
Investment Manager

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS

FEE TABLE                                       3
-------------------------------------------------
FINANCIAL HIGHLIGHTS                            4
-------------------------------------------------
INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES    5
-------------------------------------------------
VALUATION OF SHARES                            11
-------------------------------------------------
DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES    12
-------------------------------------------------
PURCHASE OF SHARES                             13
-------------------------------------------------
REDEMPTION OF SHARES                           16
-------------------------------------------------
EXCHANGE PRIVILEGE                             19
-------------------------------------------------
MINIMUM ACCOUNT SIZE                           22
-------------------------------------------------
YIELD INFORMATION                              22
-------------------------------------------------
MANAGEMENT OF THE FUND                         22
-------------------------------------------------
DISTRIBUTION                                   24
-------------------------------------------------
ADDITIONAL INFORMATION                         24
-------------------------------------------------

--------------------------------------------------------------------------------

  No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information and representations must not be relied upon as having been authorized by the Portfolio or Smith Barney Inc. (the "Distributor") the Distributor. This Prospectus does not constitute an offer by the Portfolio or the Distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer or solicitation in such jurisdiction.

--------------------------------------------------------------------------------

FEE TABLE

  The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Portfolio based, unless otherwise noted, on its operating expenses for its most recent fiscal year:

  NEW YORK MONEY MARKET PORTFOLIO            CLASS A CLASS Y
-------------------------------------------------------------
  SHAREHOLDER TRANSACTION EXPENSES
    Sales Charge Imposed on Purchases         None    None
    Contingent Deferred Sales Charge          None*   None
-------------------------------------------------------------
  ANNUAL PORTFOLIO OPERATING EXPENSES
    (as a percentage of average net assets)
    Management fees                           0.50%   0.50%
    12b-1 fees                                0.10%   None
    Other expenses                            0.05%   0.05%**
-------------------------------------------------------------
  TOTAL PORTFOLIO OPERATING EXPENSES          0.65%   0.55%
-------------------------------------------------------------

  * Class A shares acquired as part of an exchange privilege transaction, which were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a contingent deferred sales charge ("CDSC"), remain subject to the original fund's CDSC while held in the Portfolio.

 ** The expenses of Class Y are estimated based on expenses incurred by Class A shares because there were no Class Y shares outstanding during the fiscal year ended March 31, 1998.

  Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly.
The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.

 EXAMPLE

  The following example is intended to assist an investor in understanding the various costs that an investor in the Portfolio will bear directly or indirect-ly. The example assumes payment by the Portfolio of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares," "Management of the Fund" and "Distribution."

  NEW YORK MONEY MARKET PORTFOLIO               1 YEAR 3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------
  An investor would pay the following expenses
  on a $1,000 investment, assuming (1) 5.00%
  annual return and (2) redemption at the end
  of each time period:
    Class A                                      $ 7     $21     $36     $81
    Class Y                                      $ 6     $18     $31     $69
-------------------------------------------------------------------------------

  The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Portfolio's actual return will vary and may be greater or less than 5.00%. THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTA-TION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

  The following information has been audited by KPMG Peat Marwick LLP, inde-pendent auditors, whose report thereon appears in the Portfolio's annual report dated March 31, 1998. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Portfolio's Annual Report to Shareholders, which is incorporated by reference into the SAI.

FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH YEAR:

NEW YORK MONEY MARKET
PORTFOLIO-Class A shares       1998      1997      1996      1995     1994  1993(1)
--------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF YEAR      $     1.00  $   1.00  $   1.00  $   1.00  $  1.00  $  1.00
--------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS:
 Net investment income
   (2)                        0.030     0.028     0.038     0.025    0.018    0.010
--------------------------------------------------------------------------------------
Total Income from
  Investment Operations       0.030     0.028     0.038     0.025    0.018    0.010
--------------------------------------------------------------------------------------
LESS:
 Dividends from net
   investment income         (0.030)   (0.028)   (0.038)   (0.025)  (0.018)  (0.010)
--------------------------------------------------------------------------------------
Total Distributions          (0.030)   (0.028)   (0.038)   (0.025)  (0.018)  (0.010)
--------------------------------------------------------------------------------------
NET ASSET VALUE, END OF
  YEAR                   $     1.00  $   1.00  $   1.00  $   1.00  $  1.00  $  1.00
--------------------------------------------------------------------------------------
TOTAL RETURN                   3.04%     2.85%     3.17%     2.49%    1.77%    1.01%++
--------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR
  (000S)                 $1,161,000  $937,115  $882,492  $708,391  $82,459  $59,510
--------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET
  ASSETS:
 Expenses(2)                   0.65%     0.67%     0.67%     0.68%    0.60%    0.56%+
 Net investment income         2.99      2.80      3.11      2.94     1.73     1.84+
--------------------------------------------------------------------------------------

(1) For the period from September 17, 1992 (inception date) to March 31, 1993.
(2) The manager has waived all or part of its fees for the year ended March 31, 1994 and the period ended March 31, 1993. If such fees were not waived, the per share decrease of net investment income would have been $0.001 and $0.001, for the year ended March 31, 1994 and the period ended March 31, 1993, respectively, and the ratio of expenses to average net assets would have been 0.67% and 0.69%, respectively.
 ++Total return is not annualized, as the result may not be representative of the total return for the year.
 + Annualized.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

  The New York Money Market Portfolio seeks to provide income exempt from both Federal income taxes and New York State and New York City personal income taxes from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal. The Portfolio will seek to be fully invested in obligations that are issued by the State of New York and its polit-ical subdivisions, agencies and instrumentalities, the interest from which, in the opinion of counsel for the various issuers, is exempt from New York State and City as well as Federal income taxes. (For certain shareholders, a portion of the Portfolio's income may be subject to the alternative minimum tax.) The Portfolio operates as a money market fund, and utilizes certain investment pol-icies so that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. For example the Portfolio will not purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 13 months, or maintain a dollar-weighted average port-folio maturity in excess of 90 days.

  Except for temporary defensive purposes, it is a fundamental policy that at least 80% of the Portfolio's assets will be invested in securities that produce income that is exempt from Federal income taxes (other than the alternative minimum tax) and from New York State and City personal income taxes in the opinion of bond counsel for the various issuers.

  Opinions relating to the validity of municipal obligations and to the exemp-tion of interest thereon from Federal income taxes and from New York State and New York City personal income taxes are rendered by bond counsel to the respec-tive issuers at the time of issuance. Neither the Portfolio nor its investment adviser, Mutual Management Corp. ("MMC" or the "Manager"), will review the pro-ceedings relating to the issuance of municipal obligations or the basis for such opinions.

  The two principal classifications of municipal obligations are "general obli-gation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Please see the SAI for a more detailed discussion about the different types of municipal obligations.

  The Portfolio's investments are limited to United States dollar-denominated instruments that the Fund's Board of Trustees or its delegates determine present minimal credit risks and that (i) are secured by the full faith and credit of the United States or (ii) are "Eligible Securities," as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), at the time of acquisition by the Portfolio. The term "Eligible Securities" includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite
NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued ratings with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if it is the only NRSRO that has assigned such a rating. Currently, there are five NRSROs: Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Fitch IBCA, Inc., Duff and Phelps Inc., and Thomson BankWatch. The Portfolio may also invest in unrated securities if they are of comparable quality as determined by the Manager in accordance with criteria established by the Fund's Board of Trustees.

  Municipal obligations, which are issued by states, municipalities and their agencies, may include municipal bonds and notes. Among the types of obligations in which the Portfolio may invest are floating or variable rate instruments subject to demand features ("demand instruments"); tax-exempt commercial paper; and notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usu-ally have an indicated maturity of more than 13 months but have a demand fea-ture ("put") that entitles the holder to receive the principal amount of the underlying security and may be exercised either (a) at any time on no more than 30 days' notice; or (b) at specified intervals not exceeding one year and upon no more than 30 days' notice. Demand features generally consist of a letter of credit issued by a domestic or foreign bank. A variable rate instrument pro-vides for adjustment of its interest rate on set dates and upon such adjustment can reasonably be expected to have a market value that approximates its amor-tized cost; a floating rate instrument provides for adjustment of its interest rate whenever a specific interest rate (e.g., the prime rate) changes and at any time can reasonably be expected to have a market value that approximates its amortized cost.


  The Portfolio may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a Federal alternative minimum tax to the extent the Portfolio's dividends are derived from interest on these bonds. See "Taxes." These private activity bonds are included in the term "municipal obligations" for purposes of determining compliance with the 80% test described above.


  The Portfolio may invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below. Deriva-tive products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the Portfolio holds an interest in one or more underlying bonds coupled with a conditional right to sell ("put") the Portfo-lio's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a derivative prod-uct is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) "Tender Option Bonds," which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued inter-est at specified intervals to a Liquidity Provider; (2) "Swap Products," in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) "Partnerships," which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

  Investments in derivative products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the Portfolio. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the Portfolio receives an opinion of legal counsel to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this sub-ject. Were the IRS to issue an adverse ruling, there is a risk that the inter-est paid on such derivative products would be deemed taxable.

  The Portfolio intends to limit the risk of derivative products by purchasing only those derivative products that are consistent with the Portfolio's investment objective and policies. The Portfolio will not use such instruments to leverage securities. Hence, derivative products' contributions to the over-all market risk characteristics of a Portfolio will not materially alter its risk profile and will be fully representative of the Portfolio's maturity guidelines.

  The Portfolio will not invest more than 10% of the value of its total assets in illiquid securities, which may include certain derivative products and will include any repurchase transactions that do not mature within seven days.

  Please see the SAI for a more detailed discussion about the different types of municipal obligations. The Portfolio cannot change its investment objective and fundamental policies without the vote of a "majority of the outstanding voting securities" as defined under the 1940 Act. (See "Voting Rights" in the SAI.)

 RISK AND PORTFOLIO MANAGEMENT

  There can be no assurance that the Portfolio will achieve its investment objective. The ability of the Portfolio to achieve its investment objective is dependent on a number of factors, including the skills of the Manager in pur-chasing municipal obligations whose issuers have the continuing ability to meet their obligations for the payment of interest and principal when due. The abil-ity to achieve a high level of income is dependent on the yields of the securi-ties in the portfolio. Yields on municipal obligations are the product of a variety of factors, including the general conditions of the money market, of the municipal bond and municipal note markets, the size of a particular offer-ing, the maturity of the obligation and the rating of the issue. Municipal obligations with longer maturities tend to produce higher yields and are gener-ally subject to potentially greater price fluctuations than obligations with shorter maturities.

  The Portfolio's concentration in New York State and New York City obligations involves certain additional risks that should be considered carefully by investors. In certain prior fiscal years, the State has failed to enact a bud-get prior to the beginning of the State's fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline and the resultant delay in the State's Spring borrowing has in certain prior years delayed the projected receipt by the City of State aid, and there can be no assurance that State budgets in the future fiscal years will be adopted by the April 1 statu-tory deadline.

  The State has noted that its forecasts of tax receipts have been subject to variance in recent fiscal years. As a result of these uncertainties and other factors, actual results could differ materially and adversely from the State's current projections and the State's projections could be materially and adversely changed from time to time. There can be no assurance that the State will not face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues projected from a lower recurring receipts base and the spending required to maintain State programs at current levels. To address any potential budgetary imbalance, the State may need to take significant actions to align recurring receipts and disbursements in future fiscal years. Because the State, the City, the State's other political subdivisions and the State Authorities, all of which borrow money, are or are perceived in the marketplace to be financially interdependent, any financial difficulty experienced by one can adversely affect the market value and market-ability of obligations issued by others. The State's credit is presently involved with the indebtedness of the Authorities because of the State's guar-antee or other support. This indebtedness is a substantial amount. The Authori-ties are likely to require further financial assistance from the State. After nearly five years of decline, the City appears to be on the verge of a broad-based recovery which will lift many sectors of the local economy. Most of the recent local recovery can be attributed to the continued improvement in the U.S. economy, but a great deal of the strength expected in the City economy will be due to local factors, such as the heavy concentration of the securities and banking industries in the City.


  For each of the 1981 through 1995 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles. The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results as required by laws of the State. See the SAI for a more detailed description of these and other risks relating to the Portfolio's investments in New York obligations.


  Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from state and local taxes, in addition to the exemption from Fed-eral taxes, necessarily limits the fund's ability to diversify geographically.

  When-Issued Purchase Commitments. New issues of municipal obligations are often offered on a "when-issued" basis, i.e., delivery and payment normally take place 15 to 45 days after the purchase date. The payment obligation and the interest rate to be received on the securities are fixed at the time the buyer enters into the commitment, although no interest accrues with respect to a when-issued security prior to its stated delivery date. The Portfolio will only make commitments to purchase such securities with the intention of actu-ally acquiring the securities, but the Portfolio may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. A segregated account of the Portfolio consisting of cash or debt securities of any grade having a value equal to or greater than the Portfo-lio's purchase commitments, provided such securities have been determined by the Manager to be liquid and unencumbered and are marked to market daily pur-suant to guidelines established by the Board of Trustees, will be maintained with PNC Bank, National Association (the "Custodian") and monitored on a daily basis so that the market value of the account will equal or exceed the amount of such commitments by the Portfolio.


  Securities purchased on a "when-issued" basis are subject to changes in mar-ket value prior to delivery based not only upon the public's perception of the creditworthiness of the issuer but also changes in the level of interest rates, i.e., appreciating when interest rates decline and depreciating when interest rates rise. Therefore, if in order to achieve higher interest income the Portfolio remains substantially fully invested at the same time that it has purchased securities on a "when-issued" basis, there will be a greater possibility that the market value of the Portfolio's assets will vary from $1.00 per share. (See "Valuation of Shares.") And there will be a greater potential for the realization of capital gains, which are not exempt from Federal or state income taxes.

  Stand-By Commitments. The Portfolio may acquire "stand-by commitments" with respect to municipal obligations held in its portfolio. Under a stand-by com-mitment a dealer agrees to purchase, at the Portfolio's option, specified municipal obligations at a specified price. The Portfolio intends to enter into stand-by commitments only with banks and broker-dealers that, in the opinion of the Manager, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Manager will review periodically the issuer's assets, liabilities, contingent claims and other relevant finan-cial information. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

  Other Factors to be Considered. The Portfolio anticipates being as fully invested as practicable in New York municipal obligations and generally expects to invest the proceeds received from the sale of shares in New York municipal obligations as soon as reasonably possible, which is generally within one day. At no time will more than 20% of the Portfolio's net assets be invested in tax-able investments except when the Portfolio has adopted a temporary defensive investment policy.

  The Portfolio may engage in short-term trading to attempt to take advantage of short-term market variations or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Portfolio may realize a gain or loss.

  The Portfolio is registered as a "non-diversified" company under the 1940 Act in order for the Portfolio to have the ability to invest more than 5% of its assets in the securities of any issuer; however Rule 2a-7 under the 1940 Act imposes diversification requirements that the Portfolio intends to meet.
The Portfolio intends to comply with Subchapter M of the Internal Revenue
Code of 1986, as amended (the "Code"), which limits the aggregate value of all holdings (except U.S. government and cash items, as defined in the Code) that exceed 5% of the Portfolio's total assets to an aggregate amount of 50% of such assets. Also, holdings of a single issuer (with the same exceptions) may not exceed 25% of the Portfolio's total assets. These limits are measured at the end of each quarter. Under the Subchapter M limits, up to 50% of the Portfolio's total assets may be invested in as few as two single issuers.
In the event of a decline in creditworthiness of, or default upon, the obligations of one or more issuers exceeding 5%, an investment in the Portfolio may entail greater risk than in a portfolio having a policy of diversification because of a high percentage of the Portfolio's assets may be invested in municipal obligations of one or two issuers.

  Because the Portfolio invests in securities backed by banks and other finan-cial institutions, changes in the credit quality of these institutions could cause losses to the Portfolio and affect its share price.

  From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax exempt obligations for investment by the Portfolio and the value of the Port-folio securities would be affected. The Board of Trustees would then reevalu-ate the Portfolio's investment objective and policies.

  Year 2000. The investment management services provided to the Fund by the Manager and the services provided to shareholders by Smith Barney depend on the smooth functioning of their computer systems. Many computer software sys-tems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Manager and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Manager has been advised by the Fund's cus-todian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Manager, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund or shareholder services at that time.

  In addition, the ability of issuers to make timely payments of interest and principal or to continue their operations or services may be impaired by the inadequate preparation of their computer systems for the year 2000. This may adversely affect the market values of securities of specific issuers or of securities generally if the inadequacy of preparation is perceived as wide-spread or as affecting trading markets.

VALUATION OF SHARES

  The Portfolio's net asset value per share is determined as of the close of regular trading on each day that the New York Stock Exchange ("NYSE") is open by dividing the net asset values attributable to each Class (i.e., the value of its assets less liabilities) by the total number of its shares of the Class outstanding. The Portfolio may also determine net asset value per share on days when the NYSE is not open, but when the settlement of securities may oth-erwise occur. The Portfolio employs the "amortized cost method" of valuing portfolio securities and intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.

DIVIDENDS, AUTOMATIC REINVESTMENT AND TAXES


 DIVIDENDS AND AUTOMATIC REINVESTMENT

  The Portfolio declares dividends daily from its net investment income on each day the NYSE is open. Net investment income includes interest accrued and dis-count earned and is less premium amortized and expenses accrued (the amount of discount or premium on portfolio investments is fixed at the time of purchase). Unless the shareholder has elected to receive monthly distributions of income, such dividends will automatically be reinvested in Portfolio shares of the same Class at net asset value. If a shareholder redeems an account in full between payment dates, all dividends declared up to and including the date of liquida-tion will be paid with the proceeds from the redemption of shares. The per share dividends on Class A shares of the Portfolio may be lower than the per share dividends on Class Y shares, principally as a result of the service fee applicable to Class A shares.

 TAXES

  The following is a summary of the material tax considerations affect-ing the Portfolio and the Portfolio's shareholders. Please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other federal, state, local or foreign tax implications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of an investment.

  The Portfolio intends to qualify, as it has in prior years, under Subchapter M of the Code for tax treatment as a separate regulated investment company.
In each taxable year that the Portfolio qualifies, so long as such qualification is in the best interests of its shareholders, the Portfolio will pay no federal income tax on its net investment income and long-term capital gain that is distributed to shareholders, provided the Portfolio distributes at least 90% of its net investment income and net short-term capital gains for the taxable year. The Portfolio also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to its shareholders, although, may be considered taxable for certain state and local income (or intangible) tax purposes. New York resident shareholders will not be subject to New York State and City personal income tax on exempt-interest dividends attributable to tax-exempt obligations of the State of New York and its political subdivisions , as well as certain Federal obligations considered exempt for New York State and City purposes. Exempt-interest dividends are not excluded in determining New York State franchise of New York City busines taxes on corporations and financial institutions.



  Exempt-interest dividends attributable to interest received by the Portfolio on certain "private-activity" bonds will be treated as a specific tax prefer-ence item to be included in a shareholder's alternative minimum tax computa-tion. All exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from federal income tax for those shareholders who are "sub-stantial users" (or persons related to "substantial users") of the facilities financed by these bonds.

  Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be sub-ject to federal income tax.

  The interest expense incurred by a shareholder on borrowing made to purchase or carry Portfolio shares is not deductible for federal income purposes to the extent related to the exempt-interest dividends received on such shares.

  Dividends paid by the Portfolio from interest income on taxable investments, net realized short-term securities gains, and all or a portion of any gains from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net real-ized long-term securities gains, derived from the sale of bonds held by the Portfolio for more than one year, are taxable as long-term capital gains, regardless of the length of time a shareholder has owned Portfolio shares.

  Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional Portfolio shares. None of the dividends paid by the Portfolio will qualify for the corpo-rate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. The Fund is also required to report annually the source, tax status and recipient information related to the exempt-interest dividends dis-tributed with the State of New York.

  The Fund is required to withhold ("backup withholding") 31% of all dividends, capital gain distributions, and the proceeds of any redemption, for those shareholders who do not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.


PURCHASE OF SHARES


  Purchases of Portfolio shares may be made through a brokerage account main-tained with Smith Barney Inc. ("Smith Barney"), with a broker that clears securi-ties transactions through Smith Barney on a fully disclosed basis (an "Intro-ducing Broker") or an investment dealer in the selling group. No maintenance fee will be charged by the Portfolio in connection with a brokerage account through which an investor purchases or holds shares.

  Class A and Class Y shares of the Portfolio are available for purchase directly by investors. Investors in Class A may open an account by making an initial investment of at least $1,000 for each Portfolio account. Investors in Class Y may open an account by making an initial investment of at least $15,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Subse-quent investments of at least $50 may be made for either Class. There are no minimum investment requirements in Class A for employees of Travelers Group Inc. ("Travelers") and its subsidiaries, including Smith Barney, and Trustees or Directors of any Travelers-affiliated Funds, including the Smith Barney Mutual Funds, and their spouses and children. The Portfolio reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Share certificates are issued only upon a shareholder's written request to the Fund's transfer agent, First Data Investor Services Group, Inc. ("First Data").

  For investors who maintain a brokerage account with Smith Barney, Smith Bar-ney has advised the Portfolio that depending on the type of securities account, its clients' free credit balances (i.e., immediately available funds) may be invested automatically in full shares of the Portfolio either on a daily or weekly basis. In addition to this "sweep" service, shareholders who open a Smith Barney FMA PLUS SM account, which is a full service investment account, will also be able to take advantage of, among other things: a free Individual Retirement Account, free dividend reinvestment, unlimited checking, 100 free ATM withdrawals each year, free gain/loss analysis and online com-puter access to account information. Smith Barney clients should contact their Financial Consultant for more complete information. A complete record of Port-folio dividends, purchases and redemptions will be included on such sharehold-ers' regular Smith Barney statements.

  The Portfolio's shares are sold continuously at their net asset value next determined after a purchase order is received and becomes effective. A pur-chase order becomes effective when the Portfolio, Smith Barney or an Introduc-ing Broker receives, or converts the purchase amount into, Federal funds
(i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve Bank). When orders for the purchase of Portfolio shares are paid for in Federal funds, or are placed by an investor with suffi-cient Federal funds or cash balance in the investor's brokerage account with Smith Barney or the Introducing Broker, the order becomes effective on the day of receipt if received prior to the close of regular trading on the NYSE on any day the Portfolio calculates its net asset value. See "Valuation of Shares." Purchase orders received after the close of regular trading on the NYSE on any business day are effective as of the time the net asset value is next determined. When orders for the purchase of Portfolio shares are paid for other than in Federal funds, Smith Barney or the Introducing Broker, acting on behalf of the investor, will complete the conversion into, or itself advance, Federal funds, and the order will become effective on the day following its receipt by the Fund, Smith Barney or the Introducing Broker. Shares purchased directly through First Data begin to accrue income dividends on the day that the purchase order becomes effective. All other shares begin to accrue income dividends on the next business day fol-lowing the day that the purchase order becomes effective.

 SYSTEMATIC INVESTMENT PLAN

  Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or First Data is authorized through preauthorized transfers to charge the regular bank account or other financial institution indicated by the shareholder on a monthly or quarterly basis to provide systematic additions to the shareholder's Portfolio account. For share-holders purchasing shares of the Portfolio through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A shares and the minimum subsequent investment requirement for both Classes is $25. For shareholders purchasing shares of the Portfolio through the Systematic Investment Plan on a quarterly basis, the minimum initial investment require-ment for Class A shares and the minimum subsequent investment requirement for both Classes is $50. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or First Data. Additional information is available from the Fund or a Smith Barney Financial Consultant.

 LETTER OF INTENT

  Class Y Shares. A Letter of Intent provides an opportunity for investors to meet the minimum investment requirement for Class Y shares by aggregating investments over a 13-month period. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Portfolio and agree to purchase a total of $15,000,000 of Class Y shares of the Portfolio within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be converted into Class A shares, and will be subject to all fees (including a service fee of 0.10%) and expenses applicable to the Portfolio's Class A shares. Please contact a Smith Barney Financial Consultant or First Data for further information.

REDEMPTION OF SHARES

  Shareholders may redeem their shares without charge on any day the Portfolio calculates its net asset value. See "Valuation of Shares." Redemption requests received in proper form before the close of regular trading on the NYSE are priced at the net asset value as next determined on that day. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

  The Portfolio normally transmits redemption proceeds on the business day fol-lowing receipt of a redemption request but, in any event, payment will be made within three business days thereafter, exclusive of days on which the NYSE is closed and the settlement of securities does not otherwise occur, or as permit-ted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. A shareholder who pays for Portfolio shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to ten days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with Federal funds, by bank wire or with a certified or cashier's check.

  Shareholders who purchase securities through Smith Barney or an Introducing Broker may take advantage of special redemption procedures under which Class A shares of the Portfolio will be redeemed automatically to the extent necessary to satisfy debit balances arising in the shareholder's account with Smith Bar-ney or the Introducing Broker. One example of how an automatic redemption may occur involves the purchase of securities. If a shareholder purchases securi-ties but does not pay for them by the settlement date, the number of Portfolio shares necessary to cover the debit will be redeemed automatically as of the settlement date, which usually occurs three business days after the trade date. Class A shares that are subject to a CDSC (see "Redemption of Shares--Contin-gent Deferred Sales Charge") are not eligible for such automatic redemption and will only be redeemed upon specific request. If the shareholder does not request redemption of such shares, the shareholder's account with Smith Barney or the Introducing Broker may be margined to satisfy debit balances if suffi-cient Portfolio shares that are not subject to any applicable CDSC are unavail-able. No fee is currently charged with respect to these automatic transactions. Shareholders not wishing to participate in these arrangements should notify a Smith Barney Financial Consultant.

  Redemption requests must be made through Smith Barney, an Introducing Broker or the securities dealer through which the shares were purchased. A shareholder desiring to redeem shares represented by certificates also must present the certificates to Smith Barney or the Introducing Broker endorsed for transfer (or accompa-nied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until the certificates are received by First Data in proper form.

  A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are regis-tered. If the shares to be redeemed were issued in certificate form, the cer-tificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guar-antor institution such as a domestic bank, savings and loan institution, domes-tic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an invest-or's address of record. First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until First Data receives all required documents in proper form.

 TELEPHONE REDEMPTION AND EXCHANGE PROGRAM


  Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Portfolio shares by telephone. To determine if a share-holder is entitled to participate in this program, he or she should contact First Data at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, along with a sig-nature guarantee, that will be provided by First Data upon request. Alterna-tively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his or her initial investment in the Portfolio.


  Redemptions. Redemption requests of up to $10,000 of any class or classes of the Portfolio's shares may be made by eligible shareholders by calling
First Data at 1-800-451-2010. Such requests may be made between 9:00 a.m.
and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not per-mitted under this program.

  A shareholder will have the option of having the redemption proceeds mailed to his or her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal

Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

  Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling First Data at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day on which the NYSE is open. See "Exchange Privilege" for more information.

  Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions com-municated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time fol-lowing at least seven days' prior notice to shareholders.

 CONTINGENT DEFERRED SALES CHARGE

  Class A shares of the Portfolio acquired as part of an exchange privilege transaction, which were originally acquired in one of the other Smith Barney Mutual Funds at net asset value subject to a CDSC, continue to be subject to any applicable CDSC of the original fund. Therefore, such Class A shares that are redeemed within 12 months of the date of purchase of the original fund may be subject to a CDSC of 1.00%. The amount of any CDSC will be paid to and retained by Smith Barney. The CDSC will be assessed based on an amount equal to the net asset value at the time of redemption. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price in the original fund. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gain distributions.

  In determining the applicability of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestments of dividends and capital gain distribu-tions and finally of other shares held by the shareholder for the longest period of time. The length of time that Class A shares have been held will be calculated from the date the shares were initially acquired in one of the other Smith Barney Mutual Funds and such shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount real-ized on redemption.

  The CDSC on Class A shares will be waived on (a) exchanges (see "Exchange Privilege"); (b) redemptions of shares within 12 months following the death or disability of the shareholder; (c) involuntary redemptions; and (d) redemptions of shares to effect a combination of the Portfolio with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other funds of the Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.

  CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

EXCHANGE PRIVILEGE


  Except as otherwise noted below, shares of each Class may be exchanged for shares of the same Class in the following funds of the Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made and a sales charge may apply.

 FUND NAME
  Growth Funds

    Concert Peachtree Growth Fund

    Concert Social Awareness Fund

    Smith Barney Aggressive Growth Fund Inc.

    Smith Barney Appreciation Fund Inc.

    Smith Barney Balanced Fund

    Smith Barney Contrarian Fund

    Smith Barney Convertible Fund

    Smith Barney Fundamental Value Fund Inc.

    Smith Barney Funds, Inc.--Large Cap Value Fund

    Smith Barney Large Cap Blend Fund

    Smith Barney Large Capitalization Growth Fund

    Smith Barney Natural Resources Fund Inc.

    Smith Barney Premium Total Return Fund

    Smith Barney Small Cap Blend Fund, Inc.

    Smith Barney Special Equities Fund

  Taxable Fixed-Income Funds
    Smith Barney Adjustable Rate Government Income Fund
    Smith Barney Diversified Strategic Income Fund

    Smith Barney Funds, Inc.--Short-Term High Grade Bond Fund

    Smith Barney Funds, Inc.--U.S. Government Securities Fund
    Smith Barney Government Securities Fund
    Smith Barney High Income Fund
    Smith Barney Investment Grade Bond Fund
    Smith Barney Managed Governments Fund Inc.

    Smith Barney Total Return Bond Fund

  Tax-Exempt Funds
    Smith Barney Arizona Municipals Fund Inc.
    Smith Barney California Municipals Fund Inc.
    Smith Barney Intermediate Maturity California Municipals Fund
    Smith Barney Intermediate Maturity New York Municipals Fund
    Smith Barney Managed Municipals Fund Inc.
    Smith Barney Massachusetts Municipals Fund

    Smith Barney Municipal High Income Fund
    Smith Barney Muni Funds--Florida Portfolio
    Smith Barney Muni Funds--Georgia Portfolio
    Smith Barney Muni Funds--Limited Term Portfolio
    Smith Barney Muni Funds--National Portfolio
    Smith Barney Muni Funds--New York Portfolio
    Smith Barney Muni Funds--Pennsylvania Portfolio
    Smith Barney New Jersey Municipals Fund Inc.
    Smith Barney Oregon Municipals Fund


  Global--International Funds

    Smith Barney Hansberger Global Small Cap Value Fund

    Smith Barney Hansberger Global Value Fund
    Smith Barney World Funds, Inc.--Emerging Markets Portfolio
    Smith Barney World Funds, Inc.--European Portfolio
    Smith Barney World Funds, Inc.--Global Government Bond Portfolio Smith Barney World Funds, Inc.--International Balanced Portfolio Smith Barney World Funds, Inc.--International Equity Portfolio Smith Barney World Funds, Inc.--Pacific Portfolio

  Smith Barney Concert Allocation Series Inc.
    Smith Barney Concert Allocation Series Inc.--Balanced Portfolio Smith Barney Concert Allocation Series Inc.--Conservative Portfolio

    Smith Barney Concert Allocation Series Inc.--Global Portfolio Smith Barney Concert Allocation Series Inc.--Growth Portfolio Smith Barney Concert Allocation Series Inc.--High Growth Portfolio Smith Barney Concert Allocation Series Inc.--Income Portfolio

  Money Market Funds
    Smith Barney Money Funds, Inc.--Cash Portfolio
    Smith Barney Money Funds, Inc.--Government Portfolio
    *Smith Barney Money Funds, Inc.--Retirement Portfolio
    Smith Barney Muni Funds--California Money Market Portfolio
    Smith Barney Municipal Money Market Fund, Inc.
--------------------------------------------------------------------------------
* Available for exchange with Class A shares of the Portfolio.

  Class A Exchanges. Class A shares of the Portfolio will be subject to the appropriate sales charge upon the exchange of such shares for Class A shares of another fund of the Smith Barney Mutual Funds sold with a sales charge.

  Class Y Exchanges. Class Y shareholders of the Portfolio who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the funds identified above may do so without imposition of any charge.

  Additional Information Regarding the Exchange Privilege. Excessive exchange transactions may be detrimental to the Portfolio's performance and its share-holders. The Manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Portfolio's other share-holders. In this event the Fund may, at its discretion, decide to limit addi-tional purchases and/or exchanges by the shareholder. Upon such a determina-tion, the Fund will provide notice in writing or by telephone to the share-holder at least 15 days prior to suspending the exchange privilege and during the 15-day period the shareholder will be required to (a) redeem his or her shares in the Portfolio or (b) remain invested in the Portfolio or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

  Certain shareholders may be able to exchange shares by telephone. See "Re-demption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined plus any applicable sales charge. Redemption procedures discussed above are also applicable for exchang-ing shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes could be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Portfolio reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

MINIMUM ACCOUNT SIZE


  The Fund reserves the right to involuntarily liquidate any shareholder's account if the aggregate net asset value of the shares held in the account is less than $500. If a shareholder has more than one account in this Portfolio, each account must satisfy the minimum account size. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring the account up to the minimum to avoid involuntary liquidation.

YIELD INFORMATION

  From time to time the Portfolio may advertise its yield, effective yield and taxable equivalent yield. These figures are computed separately for Class A and Class Y shares of the Portfolio. These yield figures are based on histori-cal earnings and are not intended to indicate future performance. The yield of the Portfolio refers to the net investment income generated by an investment in the Portfolio over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. The taxable equivalent yield also is calculated simi-larly to the yield, except that a stated income tax rate is used to demon-strate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of the Portfolio.

MANAGEMENT OF THE FUND

 BOARD OF TRUSTEES

  Overall responsibility for management and supervision of the Portfolio rests with the Fund's Board of Trustees. The Board of Trustees approves all significant agreements between the Fund and the companies that furnish services to the Fund and the Portfolio, including agreements with the Fund's distributor, investment manager, custodian and transfer agent.
The day-to-day operations of the Fund are delegated to the Manager. The
SAI contains background information regarding each Trustee and executive officer of the Fund.

 MANAGER

  The Manager manages the day-to-day operations of the Portfolio pursuant to a Management Agreement entered into by the Fund on behalf of the Portfolio. MMC is a subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), the parent company of Smith Barney (the "Distributor"). Holdings is a wholly owned sub-sidiary of Travelers Group, Inc., which is a diversified financial services holding company engaged, through its subsidiaries, principally in four busi-ness segments: Invest-ment Services including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. MMC, Holdings and Smith Barney are each located at 388 Greenwich Street, New York, New York 10013. MMC renders investment advice to investment companies that had aggregate assets under management as of March 31, 1998 of approximately $100.5 billion.

  MMC provides the Fund with investment management services, executive and other personnel, pays the remuneration of Fund officers, provides the Fund with office space and equipment, furnishes the Fund with bookkeeping, accounting, administrative services and services relating to research, statistical work and supervision of the Portfolio. For the services provided, the Portfolio pays MMC a daily fee calculated at the annual rate of 0.50% of the Portfolio's average net assets. For the last fiscal year the total expenses of the Portfolio's Class A shares were 0.65% of average net assets. MMC has agreed to waive its fee to the extent that it is necessary if in any fiscal year the aggregate expenses of a Class exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed 0.70% of its average daily net assets for that fiscal year. The 0.70% expense limitation shall be in effect until it is terminated by notice to shareholders and by supplement to the then-current prospectus.

  On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction has been approved by the stockholders of each of Travelers and Citicorp. Travel-ers has filed an application to become a bank holding company so that, upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"). The requirements of the BHCA, the Glass-Steagall Act and certain other laws and regulations will then be applicable to Travelers and its subsidiaries.

  The Manager does not believe that its compliance with applicable law follow-ing the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives. Smith Barney and the Manager believe that the Manager's services under the Management Agreement and the shareholder service activities performed by Smith Barney are not underwriting and would be consistent with the Glass-Steagall Act and other relevant federal and state laws. However, there is little controlling precedent regarding the performance of the combination of investment advisory, shareholder servicing and administrative activities by subsidiaries of bank holding companies. If Smith Barney and the Manager, or their affiliates, were to be prevented from acting as the manager or a shareholder service agent, the Fund would seek alternative means for obtaining these services. The

Fund does not expect that shareholders would suffer any adverse financial con-sequences as a result of any such occurrence.

  The term "Smith Barney" in the title of the Fund and Portfolio has been adopted by permission of Smith Barney and is subject to the right of Smith Bar-ney to elect that the Fund and Portfolio stop using the term in any form or combination of its name.

DISTRIBUTION


  Smith Barney distributes shares of the Portfolio as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Portfolio under Rule 12b-1 under the 1940 Act (the "Plan"), Smith Barney is paid an annual service fee with respect to Class A shares of the Portfolio at the annual rate of 0.10% of the average daily net assets of Class A shares. The fee is used by Smith Barney to pay its Financial Consultants for servicing Class A shareholder accounts for as long as a shareholder remains a holder of the Class. The service fee is also spent by Smith Barney on the following types of expenses: (1) the pro rata share of other employment costs of such financial consultants (e.g., FICA, employee benefits, etc.); (2) employment expenses of home office personnel primarily responsible for providing service to Class A shareholders and (3) the pro rata share of branch office fixed expenses (in-cluding branch overhead allocations). Shareholder servicing expenses incurred by Smith Barney but not reimbursed by Class A in any year will not be a contin-uing liability of the Class in subsequent years.

  Smith Barney also advises profit-sharing and pension accounts. Smith Barney and its affiliates may in the future act as investment advisers for other accounts.

  The Glass-Steagall Act currently prohibits certain financial institutions from underwriting securities of open-end investment companies, such as the Fund. Therefore, in connection with the anticipated merger of Travelers and Citicorp and as a consequence of the anticipated applicability of the BHCA and the Glass-Steagall Act, the Fund plans to retain the services of a new entity (which is not otherwise affiliated with Travelers) to act as distributor of the Portfolio's shares.

ADDITIONAL INFORMATION

  The Fund, an open-end management investment company, is organized as a "Mas-sachusetts business trust" pursuant to a Declaration of Trust dated August 14, 1985. Pursuant to the Declaration of Trust, the Board of Trustees has authorized the issu-ance of different series of shares, each representing shares in separate port-folios. The assets of each portfolio are segregated and separately managed. Each share of a portfolio represents an equal proportionate interest in the net assets of that portfolio with each other share of the same portfolio and is entitled to such dividends and distributions out of the net income of that portfolio as are declared in the discretion of the Board of Trustees. Share-holders are entitled to one vote for each share held and will vote by individ-ual portfolio except as otherwise permitted by the 1940 Act. It is the inten-tion of the Fund not to hold annual meetings of shareholders. The Board of Trustees may call meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Declaration of Trust, and shareholders are entitled to call a meeting upon a vote of 10% of the Fund's outstanding shares for purposes of voting on removal of a Trustee or Trustees. The Fund will assist shareholders in calling such a meeting as required by the 1940 Act. Shares do not have cumulative voting rights or preemptive rights and have only such conversion or exchange rights as the Board of Trustees may grant in its discretion. Shares are redeemable as set forth under "Redemption of Shares" and are subject to involuntary liquidation as set forth under "Minimum Account Size."

  PNC Bank, National Association, located at 17th and Chestnut Streets, Phila-delphia, PA 19103, serves as custodian of the Portfolio's investments.

  First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

  The Fund sends shareholders of the Portfolio a semi-annual report and an audited annual report, which include listings of the investment securities held by the Portfolio at the end of the period covered. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consol-idation to apply to their account should contact their Smith Barney Financial Consultant or the Fund's transfer agent.

                                              SMITH BARNEY
                                              ----------------------------------
                                              A Member of TravelersGroup [LOGO]



                                                                   SMITH BARNEY
                                                                     MUNI FUNDS
                                                                       NEW YORK
                                                                   MONEY MARKET
                                                                      PORTFOLIO










                                                           388 Greenwich Street
                                                       New York, New York 10013

                                                                FD0774 7/98

Smith Barney Muni Funds
388 Greenwich Street
New York, NY 10013

Statement of Additional
Information
July 29, 1998


	Shares of Smith Barney Muni Funds (the "Fund") are offered currently with a choice of eight Portfolios, the National Portfolio, the Limited Term Portfolio, the Florida Portfolio, the Georgia Portfolio, the New York Portfolio, the Pennsylvania Portfolio, the California Money Market Portfolio and the New York Money Market Portfolio (collectively referred to as "Portfolios" and individually as "Portfolio"):

	The National Portfolio and the Limited Term Portfolio each seeks as high a level of income exempt from Federal income taxes as is consistent with prudent investing.

	The Florida Portfolio seeks to pay its shareholders as high a level of income exempt from Federal income taxes as is consistent with prudent investing, and generally selects investments that will enable its shares to be exempt from the Florida intangibles tax.

	The Georgia Portfolio seeks to provide as high a level of income exempt from Federal income taxes and from Georgia personal income taxes as is consistent with prudent investing.

	The New York Portfolio seeks to provide as high a level of income exempt from Federal income taxes and from New York State and New York City personal income taxes as is consistent with prudent investing.

	The Pennsylvania Portfolio seeks to pay its shareholders, as high a level of income exempt from both Federal income taxes and Pennsylvania personal income taxes as is consistent with prudent investing.

	The California Money Market Portfolio seeks to provide income exempt from Federal income taxes and from California personal income taxes from a portfolio of high quality short-term municipal obligations selected for liquidity and stability.

	The New York Money Market Portfolio seeks to provide its shareholders with income exempt from both Federal income taxes and New York State and New York City personal income taxes from a portfolio of high quality short-term New York municipal obligations selected for liquidity and stability.


	The National Portfolio, Florida Portfolio, Georgia Portfolio, New York Portfolio and Pennsylvania Portfolio each offer four classes ("Classes") of shares: Class A, Class B, Class L and Class Y. The Limited Term Portfolio offers three classes of shares: Class A, Class L and Class Y. Class A shares are sold to investors with an initial sales charge and Class B shares are sold without an initial sales charge but with higher ongoing expenses and a Contingent Deferred Sales Charge ("CDSC") payable upon certain redemption's. Class L shares are sold with a lower initial sales charge than Class A shares but with higher ongoing expenses and a CDSC. Class Y shares are sold without an initial sales charge and are available only to investors investing a minimum of $15,000,000. The California Money Market Portfolio and the New York
Money Market Portfolio each offer two classes of shares: Class A and Class Y. Class A shares of each of the California Money Market and New York Money Market Portfolios are sold without an initial sales charge. These alternatives are designed to provide investors with the flexibility of selecting an investment best suited to his or her needs based on the amount of purchase, the length of time the investor expects to hold the shares and other circumstances.

	This Statement of Additional Information is not a prospectus. It is intended to provide more detailed information about the Fund as well as matters already discussed in each Prospectus and therefore should be read in conjunction with the appropriate Prospectus which may be obtained from the Fund or a Smith Barney Financial Consultant.



TABLE OF CONTENTS
Page
Trustees and Officers	2
Additional Information Regarding Investment Policies	4
Additional Tax Information	7
Investment Restrictions	9
Performance Information	10
Valuation of Shares	12
The Management Agreement	13
Distribution	15
Custodian	16
Independent Auditors	16
The Fund	16
Voting Rights	17
Financial Statements	19
Appendix A	20
Appendix B	24
Appendix C	32
Appendix D	39
Appendix E	44
Appendix F	49



TRUSTEES AND OFFICERS

	Set forth below is a list of each Trustee and executive officer of the Fund, including a description of principal occupation during the last 5 years, age and address of each such person. All officers of the Fund have their business address at 388 Greenwich Street, New York, NY 10013.


DONALD R. FOLEY, Trustee
Retired, 3668 Freshwater Drive, Jupiter, Florida 33477. Trustee or director of ten investment companies associated with Smith Barney Inc. ("Smith Barney"). Formerly Vice President of Edwin Bird Wilson,
Incorporated (advertising); 75.

PAUL HARDIN, Trustee
Professor of Law at University of North Carolina at Chapel Hill, 12083 Morehead, Chapel Hill, North Carolina 27514. Trustee or director of 12 investment companies associated with Smith Barney; and a Director of The Summit Bancorporation. Formerly, Chancellor of the University of North Carolina at Chapel Hill; 67.
*HEATH B. MCLENDON, Chairman of the Board, President and Chief Executive
Officer
Managing Director of Smith Barney; Trustee or director of 58 investment companies associated with Smith Barney; President of Mutual Management Corp. ("MMC" or the "Manager"); Chairman of Smith Barney Strategy Advisors Inc. and President of Travelers Investment Adviser, Inc. ("TIA"); 65.

RODERICK C. RASMUSSEN, Trustee
Investment Counselor, 9 Cadence Court, Morristown, NJ 07960. Trustee or director of ten investment companies associated with Smith Barney. Formerly, Vice President of Dresdner and Company Inc. (investment counselors); 72.

JOHN P. TOOLAN, Trustee
Retired, 13 Chadwell Place, Morristown, New Jersey, 07960. Trustee or director of ten investment companies associated with Smith Barney. Formerly, Director and Chairman of Smith Barney Trust Company, Director of Smith Barney Holdings Inc. and the Manager and Senior Executive Vice President, Director and Member of the Executive Committee of Smith Barney; 67.

LEWIS E. DAIDONE, Senior Vice President and Treasurer
Managing Director of Smith Barney; Senior Vice President and Treasurer of 42 investment companies associated with Smith Barney, and Director and Senior Vice President of the Manager and TIA; 40.

PETER M. COFFEY, Vice President and Investment Officer
Managing Director of Smith Barney and Portfolio Manager; Vice President of the Manager and of five investment companies associated with Smith Barney; 54.

LAWRENCE McDERMOTT, Vice President and Investment Officer
Managing Director of Smith Barney and Vice President of the Fund and six investment companies associated with Smith Barney; 50.

JOSEPH BENEVENTO; Vice President and Investment Officer
Vice President of Smith Barney and Vice President of the Fund and four investment companies associated with Smith Barney; 29.

THOMAS M. REYNOLDS, Controller
Director of Smith Barney and Controller of the Fund and 37 investment companies associated with Smith Barney; 38.

IRVING DAVID, Controller (California and New York Money Market
Portfolios)
Director of Smith Barney and the Manager. Controller of several of the investment companies associated with Smith Barney. Prior to March, 1994, Assistant Treasurer of First Investment Management Company; 36.

CHRISTINA T. SYDOR, Secretary
Managing Director of Smith Barney and Secretary of 42 investment companies associated with Smith Barney; Secretary and General Counsel of the Manager and TIA; 47.



*Designates a Trustee that is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "Act"). Such persons compensated by Smith Barney and are not separately compensated by the Fund for serving as a Fund officer or Trustee.
	The following table shows the compensation paid by the Fund to each person who was a Trustee during the Fund's last fiscal year. None of the officers of the Fund received any compensation from the Fund for such period. Officers and interested Trustees of the Fund are compensated by Smith Barney.


COMPENSATION TABLE






Name of Person



Aggregate
Compensatio
n from Fund
Pension or
Retirement
Benefits
Accrued as
part of Fund
Expenses

Total
Compensation
from Fund and
Fund Complex

Number of
Funds for
Which Person
Serves within
Fund Complex

Joseph H. Fleiss+@
$8,028
0
$54,900
10
Donald R. Foley+
8,128
0
55,400
10
Paul Hardin
8,128
0
73,000
12
Francis P. Martin
7,328
0
53,000
10
Heath B. McLendon*
0
0
0
58
Roderick C.
Rasmussen
8,128
0
55,400
10
John P. Toolan+
8,128
0

55,400

10






*	Designates a person that is an "interested Trustee" of the Fund.

+ 	Pursuant to a deferred compensation plan, the indicated persons elected to defer payment of the following amounts of their compensation from the Fund: Joseph H. Fleiss - $1,814, Donald R. Foley - $1,814, and John P. Toolan - $8,128, and the following amounts of their compensation from the Fund Complex: Joseph H. Fleiss: $21,000, Donald R. Foley:
$21,000, and John P. Toolan: $55,400.

@	 Effective January 1, 1998, Mr. Fleiss became a Trustee Emeritus.
Upon attainment of age 72 the Fund's current Trustees may elect to change to emeritus status. Any Trustees elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age 80. Trustees Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund's Trustees, together with reasonable out-of-pocket expenses for each meeting attended. For the last Fiscal year, the total paid to Emeritus Trustees by the Fund was $11,592.

	On July 17, 1998, the Trustees and officers owned in the aggregate less than 1% of the outstanding shares of each Portfolio of the Fund.


ADDITIONAL INFORMATION REGARDING INVESTMENT POLICIES

	In general, municipal obligations are debt obligations (bonds or notes) issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest on which is exempt from Federal income tax in the opinion of bond counsel to the issuer. Municipal obligations are issued to obtain funds for various public purposes, many of which may enhance the quality of life, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal obligations" includes certain types of industrial development bonds ("IDBs") issued by public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal.

	The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Currently, the majority of each Portfolio's municipal obligations are revenue bonds.

	For purposes of diversification and concentration under the Investment Company Act of 1940, as amended (the "1940 Act"), the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an IDB or a pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Similar criteria apply for purposes of the diversification requirements under Subchapter M of the Internal Revenue Code (the "Code").

	Among the types of short-term instruments in which each Portfolio may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days' notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). Each Portfolio may purchase participation interests in variable-rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager has determined meets the prescribed quality standards for the Portfolio. Participation interests will be purchased only; if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

	Investments in participation interests in variable-rate tax-exempt securities (such as IDBs) purchased from banks give the purchaser an undivided interest in the tax-exempt security in the proportion that the Portfolio participation interest bears to the total principal amount of the tax-exempt security with a demand repurchase feature. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Manager, under the supervision of the Trustees, has determined meets the prescribed quality standards for the Portfolio. A Portfolio has the right to sell the instrument back to the bank and draw on the letter of credit on demand on seven days' notice or less, for all or any part of the Portfolio's participation interest in the tax-exempt security, plus accrued interest. Each Portfolio intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments were purchased by a Portfolio. The Manager will monitor the pricing, quality and liquidity of the variable-rate demand instruments held by each Portfolio, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the Manager may subscribe.

	The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Nationally Recognized Statistical Ratings Organizations ("NRSROs") such as Moody's Investment Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality to the municipal obligations that they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

	Municipal obligations purchased on a when-issued basis as well as the securities held in each Portfolio are generally subject to similar changes in market value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates (i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Portfolio remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of a Portfolio's assets will fluctuate. Purchasing a tax-exempt security on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased. A separate account of each Portfolio consisting of cash or debt securities of any grade equal to the amount of the when-issued commitments will be established with PNC Bank, National Association (the "Custodian") and marked-to-market daily pursuant to guidelines established by the Trustees, with additional cash or debt securities added when necessary. When the time comes to pay for when-issued securities, the Portfolios will meet their respective obligations from then-available cash flow, sale of securities held in the separate account, sale of other securities or, although they would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or lesser than the Portfolios' payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain, which is not exempt from Federal income tax (see "Dividends, Distributions and Taxes" in the Prospectus).

	The Portfolios may invest in municipal bond index futures contracts or in listed contracts based on U.S. government securities. Such investments will be made solely for the purpose of hedging against changes in the value of portfolio securities due to anticipated changes in interest rates and market conditions and not for purposes of speculation. The acquisition or sale of a futures contract could enable the Fund to protect a Portfolio's assets from fluctuations in rates on tax-exempt securities without actually buying or selling securities.
The municipal bond index futures contract is based on an index of long-term, tax-exempt municipal bonds. The contract obligates the buyer or seller to take or make delivery, respectively, of an amount of cash equal to the difference between the value of the index upon liquidation of the contract and the price at which the index contract was originally purchased or sold. In connection with the use of futures contracts as a hedging device, there can be no assurance that there will be a precise or even a positive correlation between price movement in the futures contracts with that of the municipal bonds that are the subject of the hedge, consequently, a Portfolio may realize a profit on a futures contract that is less than the loss in the price of the municipal bonds being hedged or may even incur a loss. A Portfolio also may not be able to close a futures position in the event of adverse price movements or in the event an active market does not exist for the hedging contract on the exchange or board of trade on which the contract is traded. The successful use of these investments is dependent on the ability of the Manager to predict price or interest rate movements or the correlation of futures and cash markets, or both.

	Each Portfolio may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher dealer discounts or other selling expenses than does the sale of securities that are not subject to restrictions on resale. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

	Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the Manager believes to be a temporary disparity in the normal yield relationship between the two securities. The Fund believes that, in general, the secondary market for tax-exempt securities in each of the Fund's Portfolios may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a Portfolio to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

	Portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales (including maturities and calls) of portfolio securities to the monthly average of the value of portfolio securities including long-term U.S. government securities but excluding securities with maturities at acquisition of one year or less. The Fund effects portfolio transactions with a view towards attaining the investment objective of each Portfolio and is not limited to a predetermined rate of portfolio turnover. A high portfolio turnover results in correspondingly greater transaction costs. The Fund anticipates that each Portfolio's annual turnover rate generally will not exceed 100%.


ADDITIONAL TAX INFORMATION


	Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually. On March 31, 1998, the unused capital loss carryovers, by Portfolio, were approximately as follows: Limited Term Portfolio, $3,628,000; California Money Market Portfolio, $155,000; New York Money Market Portfolio, $206,000. For Federal income tax purposes, these amounts are available to be applied against future securities gains, if any, that are realized. The carryovers expire as follows:



PORTFOLIO
March

31,





(in
thousands)
1999
2000
2001
2002
2003
2004


Limited
Term
   --
   --
   --
   --
1,888
1,740

CA Money
$23
  $9
  83
    1

1
38

NY Money
   -
-
206

--

--
      -
-
      -
-



	Generally, interest on municipal obligations is exempt from regular Federal income tax. However, interest on municipal obligations that are considered to be "private activity bonds," as defined in the Internal Revenue Code of 1986, as amended (the "Code"), will not be exempt from Federal income tax to any shareholder who is considered to be a "substantial user" of any facility financed by the proceeds of such obligations (or a "related person" to such "substantial user" as defined in the Code).

	In addition, interest on municipal obligations may subject certain investors' Social Security benefits to Federal income taxation. Tax-exempt interest is included in modified adjusted gross income solely for the purpose of determining what portion, if any, of Social Security benefits will be included in gross income; no tax-exempt interest, including that received from the Portfolios, will be subject to regular Federal income tax for most investors.

	The Tax Reform Act of 1986 (the "Tax Reform Act") provided that interest on certain municipal obligations (i.e. certain private activity bonds) issued after August 7, 1986 will be treated as a preference item for purposes of both the corporate and individual alternative minimum tax. Under Treasury regulations, that portion of the Portfolio's exempt-interest dividend which is to be treated as a preference item for shareholders will be based on the proportionate share of the interest received by the Portfolio from the specified private activity bonds. In addition, the Tax Reform Act provided generally that tax preference items for corporations will include one-half the amount by which adjusted net book income (which would include tax-exempt interest) of the taxpayer exceeds the alternative minimum taxable income of the taxpayer before any amount is added to alternative minimum taxable income because of this preference.

A shareholder's gain or loss on the disposition of Fund shares
(whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending whether the shares had been owned for more than 12 months or not for more than 12 months at disposition. Losses realized by a shareholder on the disposition of Fund shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

	From time to time, proceedings have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal obligations. It may be expected that similar proposals may be introduced in the future. If such proposals were to be enacted, the ability of the Fund to pay "exempt interest" dividends could be adversely affected and the Fund would then need to reevaluate its investment objectives and policies and consider changes in its structure.



INVESTMENT RESTRICTIONS


Each of the Portfolios is subject to certain restrictions and policies that are "fundamental," which means that they may not be changed without a "vote of a majority of the outstanding voting securities" of the Portfolio, as defined under the 1940 Act and Rule 18f-2 thereunder (see "Voting"). The Portfolios are subject to other restrictions and policies that are "non-fundamental" and which may be changed by the Fund's Board of Trustees without shareholder approval, subject to any applicable disclosure requirements.

Fundamental Policies - All Portfolios. Without the approval of a majority of its outstanding voting securities, no Portfolio may:

1.	issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders
thereunder.
2.	invest more than 25% of its total assets in securities, the
issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities)
and securities of state or municipal governments and their
political subdivisions are not considered to be issued by members of any industry.
3.	borrow money, except that (a) the Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Portfolio will be limited so that no more than 33 -1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.
4.	make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) repurchase
agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.
5.	engage in the business of underwriting securities issued by other persons, except to the extent that the Portfolio may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.
6.	purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent the Portfolio from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Portfolio's investment objective and policies).

Additional Fundamental Policies. Without the approval of a majority of its outstanding voting securities, neither the National Portfolio nor the Limited Term Portfolio may:

1.	invest in a manner that would cause the Portfolio to fail to be a
"diversified company" under the Act and the rules, regulations and orders thereunder.

Nonfundamental Policies.  As a nonfundamental policy, no Portfolio may:

1.	purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.
2. purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.
3. write or purchase put, call, straddle or spread options.
4. invest more than 5% of its assets in unseasoned issuers with less than three years of continuous operation (including that of predecessors).
5. purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that each Portfolio may may invest in the securities of issuers which operate, invest in, or sponsor such programs.

Additional Nonfundamental Policies.  As a nonfundamental policy,

1.	neither the National Portfolio nor the New York Portfolio may
invest in securities of another investment company except as permitted by Section 12(d)(1) of the 1940 Act or as part of a merger, consolidation, or acquisition.

All of the foregoing restrictions stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.


PERFORMANCE INFORMATION

	From time to time, in advertisements and other types of sales literature, each Portfolio may compare its performance to that of other mutual funds with similar investment objectives, to appropriate indices or rankings such as those compiled by Lipper Analytical Services, Inc. or to other financial alternatives.

	Each Portfolio, other than the California Money Market Portfolio and New York Money Market Portfolio, computes the average annual total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents the hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account.

	Each Portfolio's average annual total return with respect to its Class A shares for the one-year period, five- and ten-year periods, if any, and for the life of the Portfolio ended March 31, 1998 is as follows:

PORTFOLIO
One Year
Five Years
Ten Years
Life
Inception
Date






National
6.98%
6.14%
8.52%
7.84%
8/20/86
Limited
Term
6.54
5.34
--
6.72
11/28/88
New York
7.34
6.09
8.45
7.30
1/16/87
Florida
6.70
6.05
--
7.55
4/2/91
Georgia
9.30
--
--
7.81
4/4/94
Pennsylvani
a
8.96
--
--
8.01
4/4/94

	Each Portfolio's average annual total return with respect to its Class B shares for the one-year period, five-year period, if any, and for the life of the Portfolio ended March 31, 1998 is as follows:

PORTFOLIO
One
Year
Five Years
Life
Inception
Date





National
6.30%
--
9.62
%
11/7/94
New York
6.69
--
9.62
11/11/94
Florida
6.09
--
9.76
11/16/94
Georgia
8.89
--
7.60
6/15/94
Pennsylvani
a
8.47
--
7.63
6/20/94

	Each Portfolio's average annual total return with respect to its Class L shares for a one-year period, five-year period, if any, and for the life of the Portfolio's Class L shares through March 31, 1998 is as follows:

PORTFOLIO
One
Year
Five
Years
Life
Inception Date





National
9.71%
6.35%
6.85
%
1/5/93
Limited
Term
7.36
5.50
5.70
1/5/93
New York
10.13
6.30
6.82
1/8/93
Florida
9.51
6.28
6.80
1/5/93
Georgia
12.23
--
8.21
4/14/94
Pennsylvani
a
11.84
--
8.50
4/5/94

	Each Portfolio's yield, other than for the California Money Market Portfolio and the New York Money Market Portfolio, is computed by dividing the net investment income per share earned during a specified 30-day period ending at month end by the maximum offering price per share on the last day of such period and annualizing the result. For purposes of yield calculation, interest income is determined based on a yield to maturity percentage for each long-term debt obligation in the Portfolio; income or short-term obligations are based on current payment rate. Yield information may be accompanied with information on tax equivalent yield computed in the same manner, with adjustment for assumed Federal income tax rates. No taxable instruments are presently held by the Fund.

	Each Portfolio's distribution rate, other than those of the California Money Market Portfolio and the New York Money Market Portfolio, is calculated by analyzing the latest income distribution and dividing the result by the maximum offering price per share as of the end of the period to which the distribution relates. The distribution rate is not computed in the same manner as, and therefore can be significantly different from, the above-described yield which will be computed in accordance with applicable regulations. A Portfolio may quote its distribution rate together with the above-described standard total return and yield information in its supplemental sales literature. The use of such distribution rates would be subject to an appropriate explanation of, among other matters, how the components of the distribution rate differ from the above described yield.

	California Money Market Portfolio's yield with respect to its Class A shares for the seven-day period ended March 31, 1998 was 2.86% (the effective yield was 2.90%) with an average dollar-weighted portfolio maturity of 41 days; the New York Money Market Portfolio's yield with respect to its Class A shares for the seven-day period ended March 31, 1998 was 2.92% (the effective yield was 2.97%) with an average dollar-weighted portfolio maturity of 45 days. From time to time the California Money Market Portfolio and New York Money Market Portfolio may advertise their yields, effective yields and taxable equivalent yields. These yield figures are based on historical earnings and are not intended to indicate future performance. The yield of each Portfolio refers to the net investment income generated by an investment in each Portfolio over a specific seven-day period (which will be stated in the advertisement). This net investment income is then annualized. The effective yield is calculated similarly but, when annualized, the income earned by an investment in each Portfolio is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of the assumed reinvestment. The tax equivalent yield also is calculated similarly to the yield, except that a stated income tax rate is used to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to the tax-exempt yield of each Portfolio.

	Performance information may be useful in evaluating a Portfolio and for providing a basis for comparison with other financial alternatives. Since the performance of each Portfolio changes in response to fluctuations in market conditions, interest rates and Portfolio expenses, no performance quotation should be considered a representation as to the Portfolio's performance for any future period.


VALUATION OF SHARES


	The Prospectus states that the net asset value of each Portfolio's Classes of shares will be determined on any date that the New York Stock Exchange ("NYSE") is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

	The California Money Market Portfolio and the New York Money Market Portfolio use the "amortized cost method" for valuing portfolio securities pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The amortized cost method of valuation of a Portfolio's securities (including any securities held in the separate account maintained for when-issued securities -- See "Investment Objective and Management Policies" including "Risk and Portfolio Management" in the Prospectus) involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of each Portfolio's securities will fluctuate on the basis of the creditworthiness of the issuers of such securities and with changes in interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in a Portfolio may differ somewhat from that obtained in a similar company that uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in a Portfolio would be able to obtain a somewhat higher (lower) yield than would result from investment in such similar company, and existing investors would receive less (more) investment income. The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of each such Portfolio's shares will remain at $1.00; however, shareholders should be aware that despite procedures that will be followed to have a stable price, including maintaining a maximum dollar-weighted average portfolio maturity of 90 days, investing in securities that have or are deemed to have remaining maturities of only 13 months or less and investing in only United States dollar-denominated instruments determined by the Fund's Board of Trustees to be of high quality with minimal credit risks and which are Eligible Securities (as defined below), there is no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause one of these Portfolio's price per share to change from $1.00.

	An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of 397 days or less; (b)(i) is rated in the two highest short-term rating categories by any two nationally recognized statistical rating organizations ("NRSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance, is rated in the three highest long-term rating categories by the requisite NRSROs, and whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined to be of comparable quality to any such rated security.


THE MANAGEMENT AGREEMENT


	The Management Agreement for the National Portfolio, the Georgia Portfolio and Pennsylvania Portfolio provides for a management fee at the annual rate of 0.45% of the Portfolio's average net assets. The management fee for the Limited Term Portfolio, the Florida Portfolio and the New York Portfolio is an annual rate of 0.50% of the Portfolio's average net assets.

	At a Meeting of Shareholders of the Limited Term Portfolio, the Florida Portfolio and the New York Portfolio held on December 15, 1995, the shareholders of each of these Portfolios approved a new Management Agreement that increases the effective management fee paid by Smith Barney Muni Funds on behalf of each of these Portfolios from 0.45% to 0.50% of each of these Portfolios' average daily net assets.

	The Management Agreements for the California Money Market
Portfolio and the New York Money Market Portfolio provide for the payment of a management fee at an annual rate based on each Money Market Portfolio's average daily net assets in accordance with the following schedule:

	0.50% on the first $2.5 billion of net assets;
	0.475% on the next $2.5 billion; and
	0.45% on net assets in excess of $5 billion.

	Based on the current asset levels of each Money Market Portfolio, the effective rate of the management fee for each of the money market Portfolios is 0.50%.

	For the fiscal years ended March 31, 1998, 1997 and 1996, the management fee paid by each Portfolio was as follows:


PORTFOLIO
1998
1997
1996




National
$1,754,11
6
$1,780,78
8
$1,893,904
Limited Term
1,416,637
1,495,020
1,260,753
New York
3,734,185
3,682,923
996,273
Florida
974,400
876,101
622,090
California Money (a)
7,817,640
6,706,574
5,699,907
New York Money
5,154,859
4,554,023
4,035,418
Georgia (b)
35,458
6,917
--
Pennsylvania (c)
13,969
--
--

(a)	The Manager waived its management fee in excess of 0.01% of the
California Money Market Portfolio's average daily net assets for the fiscal year ended March 31, 1996.
(b)	The Manager waived its entire management fee with respect to the
Georgia Portfolio for the fiscal year ended March 31, 1996 and its management fee in excess of 0.42% of the Portfolio's average daily net assets for the fiscal year ended March 31, 1997 and in excess of 0.33% of the Portfolio's average daily net assets for the fiscal year ended March 31, 1998 .
(c)	The Manager waived its entire management fee with respect to the
Pennsylvania Portfolio for the fiscal years ended March 31, 1996 and March 31, 1997 and its management fee in excess of 0.33% of the Portfolio's average daily net assets for the fiscal year ended March
31, 1998.

	The Management Agreements further provide that all other expenses not specifically assumed by the Manager under the Management Agreement on behalf of each Portfolio are borne by the Fund. Expenses payable by the Fund include, but are not limited to, all charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the Fund) and shareholder servicing agents, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all expenses of shareholders' and Trustees' meetings, filing fees and expenses relating to the registration and qualification of the Fund's shares and the Fund under Federal or state securities laws and maintaining such registrations and qualifications (including the printing of the Fund's registration statements), fees of auditors and legal counsel, costs of performing portfolio valuations, out-of-pocket expenses of Trustees and fees of Trustees who are not "interested persons" as defined in the 1940 Act, interest, taxes and governmental fees, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, insurance expense, association membership dues, all other costs incident to the Fund's existence and extraordinary expenses such as litigation and indemnification expenses. Direct expenses of each Portfolio of the Fund, including but not limited to the management fee, are charged to that Portfolio, and general trust expenses are allocated among the Portfolios on the basis of relative net assets.

	The Manager has voluntarily agreed to waive its fees if in any fiscal year the aggregate expenses of any Class of the following Portfolios, exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed the indicated percentage of such Portfolio's average net assets for that fiscal year:


PORTFOLIO



National
0.65%
Limited Term
0.70%
New York
0.70%
Florida
0.70%
California Money
Market
0.70%
New York Money
Market
0.70%
Georgia
0.65%
Pennsylvania
0.65%

	The foregoing expense limitations may be terminated at any time by the Manager by notification to existing shareholders and by supplementing the relevant Portfolio's then-current Prospectus and/or Statement of Additional Information.


DISTRIBUTION


	The Fund, on behalf of each Portfolio, has adopted a plan of distribution pursuant to Rule 12b-1 (the "Plan") under the 1940 Act under which a service fee is paid by each class of shares (other than Class Y shares ) of each Portfolio to Smith Barney in connection with shareholder service expenses. The service fee is equal to 0.15% of the average daily net assets of each class (the service fee payable by the Class A shares of the California and New York Money Market Portfolios is 0.10%). With respect to Class B and Class L shares of each Portfolio, Smith Barney is also paid a distribution fee, pursuant to a plan of distribution adopted by each Portfolio. See "Distributor" in each applicable Prospectus.

	For the year ended March 31, 1998, the table below represents the fees which have been accrued and/or paid to Smith Barney under the plans of distribution pursuant to Rule 12b-1 each for each of the Fund's Portfolios. The distribution expenses for 1998 included compensation of Smith Barney Financial Consultants and printing costs of prospectuses and marketing materials.

PORTFOLIO
Class A
Class B
Class L
Class Y
Total






California Money
Market
$1,561,7
91
--
--
--
$ 1,561,791
National
538,970
$99,361
$106,426
--
744,757
Limited Term
380,172
N/A
104,579
--
484,751
Florida
202,416
360,738
53,953
--
617,107
Georgia
24,898
57,757
26,535
--
109,190
New York
815,993
1,250,544
73,153
--
2,139,690
NY Money Market
$1,030,9
72
--
--
--
1,030,972
Pennsylvania
23,404
113,999
46,800
--
184,203

On July 13, 1998, the Board of Trustees approved of a new distribution agreement between the Fund and CFBDS, Inc., a wholly owned subsidiary of the signature Financial Group Inc. Such new distribution arrangement is anticipated to become effective at or about the closing date of the Travelers Group Inc./Citicorp merger.



CUSTODIAN

	All portfolio securities and cash owned by the Fund will be held in the custody of PNC Bank, National Association, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103.

INDEPENDENT AUDITORS

	KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as independent auditors to examine and report on the Fund's financial statements for the fiscal year ending March 31, 1999.

THE FUND

	The interest of a shareholder is in the assets and earnings of the Portfolio in which he or she holds shares. The Board of Trustees has authorized the issuance of shares in separate series, each representing shares in one of the separate Portfolios. Pursuant to such authority, the Board may also authorize the creation of additional series of shares and additional classes of shares within any series. The investment objectives, policies and restrictions applicable to additional
Portfolios would be established by the Board of Trustees at the time such Portfolios were established and may differ from those set forth in the Prospectuses and this Statement of Additional Information. In the event of liquidation or dissolution of a Portfolio or of the Fund, shares of a Portfolio are entitled to receive the assets belonging to that Portfolio and a proportionate distribution, based on the relative net assets of the respective Portfolios, of any general assets not belonging to any particular Portfolio that are available for distribution.

	The Declaration of Trust may be amended only by a "majority shareholder vote" as defined therein, except for certain amendments that may be made by the Board of Trustees. The Declaration of Trust and the By-Laws of the Fund are designed to make the Fund similar in certain respects to an entity organized as a corporation. The principal distinction between the two forms of business organization relates to shareholder liability described below. Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust, which is not the case with a corporation. The Declaration of Trust of the Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Fund and that every written obligation, contract, instrument or undertaking made by the Fund shall contain a provision to the effect that the shareholders are not personally liable thereunder.

	Special counsel for the Fund is of the opinion that no personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to (a) all types of claims in the latter jurisdictions; (b) tort claims; (c) contract claims where the provision referred to is omitted from the undertaking; (c) claims for taxes; and (d) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the Fund; however, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Board of Trustees intends to conduct the operations of the Fund, with the advice of counsel, in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

	The Declaration of Trust further provides that no Trustee, officer or employee of the Fund is liable to the Fund or to a shareholder, except as such liability may arise from his or her or its own bad faith, willful misfeasance, gross negligence, or reckless disregard of his or its duties, nor is any Trustee, officer or employee personally liable to any third persons in connection with the affairs of the Fund. It also provides that all third persons shall look solely to the Fund property or the property of the appropriate Portfolio of the Fund for satisfaction of claims arising in connection with the affairs of the Fund or a particular Portfolio, respectively. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer or employee is entitled to be indemnified against all liability in connection with the affairs of the Fund.

	The Fund shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination of the Trust or any of the series of the Trust by action of the shareholders or by action of the Trustees upon notice to the shareholders.

VOTING RIGHTS


	The Board of Trustees has the power to alter the number and the terms of office of the Trustees, and may at any time lengthen their own terms or make their terms of unlimited duration (subject to certain removal procedures) and fill vacancies, provided that in accordance with the 1940 Act, (i) a shareholder meeting to elect Trustees must promptly be called if at any time at least a majority of the Trustees have not been elected by the shareholders of the Fund, and (ii) at least 2/3 of the Trustees must have been so elected upon the filing of any vacancy by the board without a shareholder vote. Shares do not have cumulative voting rights and therefore the holders of more than 50% of the outstanding shares of the Fund may elect all of the Trustees irrespective of the votes of other shareholders. Class A, Class B, Class L and Class Y shares of a Portfolio of the Fund, if any, represent interests in the assets of that Portfolio and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each Class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class. For example, a change in investment policy for a Portfolio would be voted upon only by shareholders of the Portfolio involved. Additionally, approval of each Portfolio's Management Agreement is a matter to be determined separately by that Portfolio. Approval of a proposal by the shareholders of one Portfolio is effective as to that Portfolio whether or not enough votes are received from the shareholders of the other Portfolios to approve the proposal as to those Portfolios. As of July 17, 1998, the following shareholders beneficially owned 5% or more of a class of shares of a Portfolio of the Fund :

National Portfolio Class B

James R. Scheele
P.O. Box 2477
Williston, ND 58802-2477
owned 105,761.391 (6.05%) shares

Florida Portfolio Class A

Linda R. Kaminow, Ira Panzier,
S. Norman Reich & Allan Holtz
Co-Succ TTEES U/A/D 01/03/98
E.G. Rosenblatt Trust
2003 North Ocean Blvd. Apt. #704
Boca Raton, FL 33431-7853
owned 632,245.480 (5.88%) shares

Georgia Portfolio Class A

Donald G. Arpin and
Carole A. Arpin JTWROS
8 Marsh Harbor Drive
Savannah, GA 31410-2139
owned 97,102.494 (5.72%) shares

Georgia Portfolio Class L

Jeanette L. Griffis
Rt. 1 Box 266
Fargo, GA 31631-9801
owned 19,223.534 (5.09%) shares

Pennsylvania Portfolio Class A

James J. Broussard
530 Derwyn Rd.
Drexel Hill, PA 19026-1203
owned 202,092.791 (15.39%) shares

Murray L. Katz and Harriet L. Katz JTWROS
186 Commadore Drive
Jupiter, FL 33477-4004
owned 103,446.887 (7.88%) shares

Idlewild Farm Associates
c/o Jerry A & Carol L. Shields
Main Account
Idlewild Farm
617 Williamson Road
Bryn Mawr, PA 19010-1932
owned 90,958.497 (6.93%) shares

Terry A. Halpern
603 Great Springs Road
Bryn Mawr PA 19010-1701
owned 73,894.624 (5.63%) shares

California Money Market Portfolio Class A

Evelyn A. Freed TTEE
FBO Evelyn A. Freed
U/A/D 03/26/90
1511 Clearview Lane
Santa Ana, CA 92705-1501
owned 104,864,495.440 (5.60%) shares



FINANCIAL STATEMENTS

	The following information is hereby incorporated by reference to each Portfolio's March 31, 1998 Annual Report to Shareholders:

		Annual Report
	Annual Report
		of National	of
Limited
Page(s) in:		Portfolio	Term
Portfolio

Schedules of Investments		7-16	7-17
Statements of Assets and Liabilities		19	20
Statements of Operations		20	21
Statements of Changes in Net Assets		21	22
Notes to Financial Statements		22	23-26
Financial Highlights (for a share of each series of
beneficial interest outstanding throughout each year)		25	27
Independent Auditors' Report		28	28


			Annual Report	Annual
Report
				of Florida
	of California
				Portfolio
Money Market

	Portfolio
Page(s) in:
Schedules of Investments			8-16		4-10
Statements of Assets and Liabilities			19		12
Statements of Operations			20		13
Statements of Changes in Net Assets			21		14
Notes to Financial Statements			22-25		15 -
17
Financial Highlights (for a share of each series of
beneficial interest outstanding throughout each year)			26-28
	18
Independent Auditors' Report			29		19


			Annual Report	Annual
Report
			 Of Georgia	of New
York &
			& Pennsylvania
	N.Y. Money
			Portfolios
	Market

	Portfolios

Schedules of Investments		12- 19
9-23
Statements of Assets and Liabilities		22
27
Statements of Operations		23
28
Statements of Changes in Net Assets		24 - 25
29-30
Notes to Financial Statements		26 - 29
31-34
Financial Highlights (for a share of each series of
beneficial interest outstanding throughout each year)		30 - 35
35-38
Independent Auditors' Report		36
39



APPENDIX A

RATINGS OF MUNICIPAL BONDS, NOTES AND COMMERCIAL PAPER

Moody's Investors Service, Inc.  ("Moody's"):

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa - Bonds that are rated Baa are considered medium-grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor's Ratings Group ("S&P"):

AAA - Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB - Debt rated BBB is regarded as having adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories


Fitch/IBCA, Inc.:

AAA - Bonds rated AAA by Fitch have the lowest expectation of credit risk. The obligor has an exceptionally strong capacity for timely payment of financial commitments, which is highly unlikely to be adversely affected by foreseeable events.

AA - Bonds rated AA by Fitch have a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - Bonds rated A by Fitch are considered to have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be strong, but may be more vulnerable to changes in economic conditions and circumstances than bonds with higher ratings.

BBB - Bonds rated BBB by Fitch currently have a low expectation of credit risk. The capacity for timely payment of financial commitments is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to impair this capacity. This is the lowest investment grade category assigned by Fitch.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

DESCRIPTION OF STATE AND LOCAL GOVERNMENT NOTE RATINGS

Notes are assigned distinct rating symbols in recognition of the differences between short-term and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk-- long-term secular trends for example-- may be less important over the short run.

Moody's Investors Service, Inc.:

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). A short-term rating may also be assigned on an issue having a demand feature, a variable-rate demand obligation. Such ratings will be designated as "VMIG." Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met. Symbols used are as follows:

MIG/VMIG 1 - Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2 - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.


Standard & Poor's Ratings Group:

SP-1 - Very strong or strong capacity to pay principal interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 - Satisfactory capacity to pay principal and interest.

Fitch/IBCA, Inc.:

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet financial commitments in a timely manner.

Fitch's short-term ratings are as follows:

F1+ - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments. The "+" denotes an exceptionally strong credit feature.

F1 - Issues assigned this rating are regarded as having the strongest capacity for timely payment of financial commitments.

F2 - Issues assigned this rating have a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 - The capacity for the timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

DESCRIPTION OF HIGHEST COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.:

Prime-1 - Issuers (or related supporting institutions) rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Standard & Poor's Ratings Group:

A-1 - This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.



Appendices B-F - Special Note:

The following information (set forth in Appendices B-F) is a summary of special factors available at the time of the preparation of this SAI affecting municipal obligations for state-specific Portfolios (California and New York Money Markets, Florida, Georgia, New York and Pennsylvania Portfolios). For any such state, the summary does not purport to be a complete description and is based on information from official statements and other public information relating to securities offerings, finances and bond ratings of issuers within the state. The Manager has not independently verified any such information. The respective states typically indicate that budgetary information is based on estimates and projections of revenues and expenditures for a fiscal year and must not be construed as statements of fact; estimates and projections are based upon various assumptions which may be affected by numerous factors, including future economic conditions in the state and the nation, and that there can be no assurance that the estimates will be achieved. Generally, NRSROs base their ratings on information and materials furnished to the agencies and on investigations, studies and assumptions by the rating agencies at a particular point in time. There is no assurance that any such rating remains in effect for a given period of time or that it will not be lowered or withdrawn entirely if, in the judgment of the NRSRO originally establishing the rating, circumstances so warrant. Any such change or withdrawal of the rating could have an adverse effect on the market price of the bonds.



APPENDIX B

ADDITIONAL DISCUSSION OF SPECIAL FACTORS RELATING TO CALIFORNIA
MUNICIPAL OBLIGATIONS

See Special Note prior to Appendix B.

General

Beginning in the 1990-91 fiscal year, California faced the worst economic, fiscal and budgetary conditions since the 1930s. Construction, manufacturing (especially aerospace), exports and financial services, among others, were severely affected. Job losses were the worst of any post-war recession and have been estimated to exceed 800,000.

	The recession seriously affected State tax revenues and caused increased expenditures for health and welfare programs. The State has also faced a structural imbalance in its budget with the largest programs supported by the General Fund--K-12 schools and community colleges, health, welfare and corrections--growing at rates higher than the growth rates for the principal revenue sources of the General Fund (the General Fund, the State's main operating fund, consists of revenues which are not required to be credited to any other fund). The State experienced recurring budget deficits. The State Controller reported that expenditures exceeded revenues for four of the six fiscal years ending with 1992-93, and were essentially equal in 1993-94. According to the Department of Finance, the State suffered a continuing budget deficit of approximately $2.8 billion in the Special Fund for Economic Uncertainties (Special Funds account for revenues obtained from specific revenue sources, and which are legally restricted to expenditures for specified purposes). The 1993-94 Budget Act incorporated a Deficit Reduction Plan to repay this deficit over two years. The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.8 billion. As a result of continuing recession, the excess of revenues over expenditures for the 1993-94 fiscal year was less than $300 million. The accumulated budget deficit at June 30, 1994 was not able to be retired by June 30, 1995 as planned. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95. The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and the reduction of available internal borrowable funds, have combined to significantly deplete the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. At the end of its 1995-96 fiscal year, however, the State did not borrow monies into the subsequent fiscal year.

	Many California counties continue to be under severe fiscal distress. Such distress has impacted smaller, rural counties and larger suburban counties such as Los Angeles and Orange County, which declared bankruptcy in 1994. Orange County has implemented significant reductions in services and personnel, and continues to face fiscal restraints in the aftermath of its bankruptcy. However, California has experienced recent economic expansion, with growth in employment and in early 1998 the state recorded its lowest unemployment rate since 1990. There can be no assurance this growth trend will continue.


1995-96 Budget

	The State began the 1995-1996 Fiscal Year with strengthening revenues based on an improving economy and the smallest nominal " budget gap" to be closed in many years.

	The 1995-96 Budget Act, signed by the Governor on August 3, 1995, projects General Fund revenues and transfers of $44.1 billion, about
$2.2 billion higher than projected revenues in 1994-95. The Budget Act projects Special Fund revenues of $12.7 billion, an increase from $12.1 billion projected in 1994-95.

	The Department of Finances released updated projections for the 1995-96 fiscal year in May, 1996, estimating that revenues and transfers to be $46.1 billion, approximately $2 billion over the original fiscal year estimate. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to budget new aid for illegal immigrant costs which had been counted on to allow reduction in costs.

	The principal features of the Budget Act were the following:

1. Proposition 98 funding for schools and community colleges will increase by about $1 billion (General Fund) and $1.2 billion total above revised 1994-95 levels. Because of higher-than-projected revenues in 1994-95, an additional $543 million is appropriated to the 1994-95
2. Proposition 98 entitlement. A significant component of this amount is a block grant of about $54 per pupil for any one-time purpose. Per-pupil expenditures are projected to increase by another $126 in 1995-96 to $4,435. A full 2.7% cost-of-living allowance is funded for the first time in several years. The budget compromise anticipated a settlement of the CTA v. Gould litigation.

2.	Cuts in health and welfare costs totaling about $900 million, some of which would require federal legislative approval.

3.	A 3.5% increase in funding for the University of California
($90 million General Fund) and the California State University system ($24 million General Fund), with no increases in student fees.

4.	The updated Budget assumes receipt of $494 million in new
federal aid for costs of illegal immigrants, in excess of federal government commitments.

5.	General Fund support for the Department of Corrections is
increased by about 8% over 1994-95, reflecting estimates of increased prison population. This amount is less than was proposed in the 1995 Governor's Budget.

1996-97 Budget

	The 1996-97 Budget Act was signed by the Governor on July 15, 1996 and projected General Fund revenues and transfers of approximately
$47.64 billion and General Fund expenditures of approximately $47.25 billion. The Governor vetoed about $82 million of appropriations (both General Fund and Special Fund) and the State has implemented its regular cash flow borrowing program with the issuance of $3 billion of Revenue Anticipation Notes to mature on or before June 30, 1997. The 1996-97 Budget Act appropriated a budget reserve in the Special Fund for Economic Uncertainties of $305 million, as of June 30, 1997.

	The Budget Act contained General Fund appropriations totaling $47.251 billion, a 4.0% increase over the final estimated 1995-96 expenditures. Special Fund expenditures are budgeted at $12.6 billion.

	The principal features of the Budget Act were the following:

1.	Proposition 98 funding for schools and community college
districts increased by almost $1.6 billion (General Fund) and $1.65 billion total above revised 1995-96 level periods. Almost half of this money was budgeted to fund class-size reduction in kindergarten and grades 1-3.

2.	Proposed cuts in health and welfare costs totaling about $660 million. All of these cuts require federal law changes (including welfare reform), federal waivers or federal budget appropriations in order to be achieved. The 1996-97 Budget Act assumes approval/action by October, 1996, with the savings to be achieved beginning November, 1996. The 1996-97 Budget Act was based on continuation of previously approved assistance levels for Aid to Families with Dependent Children and other health and welfare programs, which had been reduced in prior years, including suspension of State-authorized cost-of-living increases.

3.	A 4.9% increase in funding for the University of California
($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees, maintaining the second year of the Governor's four-year "compact" with the State's higher education units.

4.	General Fund support for the Department of Corrections was
increased by about 7% over the prior year, reflecting estimates of increased prison population.

5.	With respect to aid to local governments, the principal new
programs included in the 1996-97 Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

	The 1996-97 Budget Act did not contain any tax increases. As noted, there was a reduction in corporate taxes. In addition, the Legislature approved another one-year suspension of the renters' tax credit, saving $520 in expenditures.

1997-98 Budget

		On January 9, 1997, the Governor announced his proposed 1997-98 State budget detailing plans to cut welfare, increase education spending and provide certain tax cuts to businesses and banks. The total spending plan in the amount of approximately $66.6 billion represents an increase of approximately 4% from the 1996-97 State Budget, with an increase in the State's General Fund to approximately $50.3 billion. The Governor announced a proposal to restructure the State's welfare system, placing strict time limits on the provision of assistance and introducing penalties, and included a plan to increase spending for elementary and secondary schools.

		On August 11, 1997, the State Legislature approved a 1997-98 State Budget of approximately $68 billion which included approximately $32 billion for public schools, an increase of approximately $4 billion over the prior year. The Budget also included approximately $100 million for local law enforcement and approximately $75 million in spending to subsidize hospitals that care for large numbers of uninsured patients, as well as approximately $40 million for legal immigrants and an increase of approximately $223 million in welfare spending, including job training. The education portion of the State Budget approved by the Legislature for 1997-98 included approximately $850 million to expand the class-size reduction program and full statutory funding of the Revenue Limit COLA comprising a 2.65% COLA, consistent with the May
Revision. Revenue Limit Equalization is as funded in the amount of approximately $261 million for the school district revenue limit equalization for 1996-97.
		The final State Budget was signed by the Governor on August 18, 1997 after using his line-item veto authority to veto, with reservation until an acceptable school testing bill is passed, a significant amount of education funding from the State Budget approved by the Legislature.
Vetoes which would be restored if a testing bill acceptable to the Governor is passed include approximately $955,000 in Department of Education spending, and approximately $900 million in local assistance.
Vetoes not relating to the testing issue, but which need legislation in order to restore the vetoed funds, included more than $20 million in Department of Education spending. The final State Budget also provided approximately $377 million for child care programs administered by the Department of Education and the Department of Social Services, approximately $160 million for welfare-to-work programs, approximately
$25 million in adult education funding and approximately $50 million to California community colleges, approximately $100 million to cities and counties to enhance local law enforcement, approximately $55 million in federal funds to local government for the construction of detention facilities and approximately $1.2 billion in deferred general fund contributions to the Public Employees Retirement System. The final State
Budget did not include the Governor's proposed 10% tax cut for bank and corporations.

Proposed 1998-99 Budget

		In 1997, California experienced employment growth exceeding 3 percent-approximately 400,000 new jobs-and income rose by more than 7 percent. The State's unemployment rate fell during 1997 to a low of 5.8 percent in November. In fiscal year 1996-97, the State's General Fund collections grew by over 6 percent to reach $49.2 billion, and revenue for the 1997-98 and 1998-99 fiscal years is expected to reach $52.9 billion and $55.4 billion respectively. This represents an annual growth of $3.7 billion (7.5 percent) for 1997-98 and $2.5 billion (4.7 percent) for 1998-99.

		The 1998-99 Governor's Budget provides $50 million in General Fund and $200 million in a proposed bond issue to capitalize the Infrastructure and Development Bank, which will provide capital to local governments to help businesses locate and expand in California, and $3 million for the small business loan guarantee program. The Budget also includes an Early Childhood Development Initiative, which is designed to improve the health and development of children from birth to age three and provides additional funds for anti-gang programs and for the apprehension of sexual predators. The Budget proposes an approximately
$7 billion investment plan to maintain and build the State's system of schools, water supply, prisons, natural resources, and other infrastructure.

		In addition, the Budget includes approximately $40 billion to be devoted to California's 999 school districts and 58 county offices of education, resulting on estimated total per-pupil expenditures from all sources of $6,620 in fiscal year 1997-98 and $6,749 in 1998-99.
Projected state revenues will contribute to a 7 percent increase in Proposition 98 General Fund support for K-12 education in 1998-99. This level of resources results in K-12 Proposition 98 per-pupil expenditures of $5,636 in 1998-99, up from $5,114 in 1996-97 and $5,414 in 1997-98.
In addition, approximately $350 million has been allocated to lengthen the school year to 180 days while maintaining sufficient funds for staff development days. The State Budget includes a 2.22% COLA for revenue limit, special education, and child development in an amount of $657.4 million which includes school district and county office of education apportionments ($470.6 million), summer school ($4.0 million), special education ($57.8 million), child development ($14.6 million), class size reduction ($33.6 million), and categorical program COLA and growth
($73.7 million); enrollment growth funding of $564.5 million; class size reduction funding in the amount of $547 billion for all pupils in grades
K-3 at $818 per pupil; and approximately $2 billion in state bonds for the 1998 election and $2.0 billion for each two years thereafter in 2000, 2002, and 2004 and an additional $135 million for deferred maintenance to be matched locally.

		It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and state economic conditions and other factors.

Voter Initiative

	"Proposition 218" or the "Right to Vote on Taxes Act" (the "Proposition") was approved by the California electorate at the November, 1996 general election. Officially titled "Voter Approval For Local Government Taxes, Limitation on Fees, Assessments and Charges Initiative Constitutional Amendment," the Act was approved by a majority of the voters voting at the election and adds Articles XIIIC and XIIID to the California Constitution.

	The Proposition, among other things, requires local governments to follow certain procedures in imposing or increasing any fee or charge as defined. "Fee" or "charge" is defined to mean "any levy other than an ad valorem tax, a special tax or an assessment imposed by an agency upon a parcel or upon a person as an incident of property ownership, including user fees or charges for a property related service."

	The procedure required by the Proposition to impose or increase any fee or charge include a public hearing upon the proposed fee or charge and the opportunity to present written protests by the owners of the parcels subject to the proposed fee or charge. If written protests against the proposed fee or charge are presented by a majority of the owners of the identified parcels, the local government shall not impose the fee or charge.

The Proposition further provides as follows:

	"Except for fees or charges for sewer, water, and refuse collection services, no property related fee or charge shall be imposed or increased unless and until such fee or charge is submitted and approved by a majority vote of the property owners of the property subject to the fee or charge or, at the option of the agency, by a two-thirds vote of the electorate residing in the affected area."

Additionally, the Proposition provides, with respect to stand-by charges as follows:

	"No fee or charge may be imposed for a service unless that service is actually used by, or immediately available to, the owner of the property in question. Fees or charges based on potential or future use of a service are not permitted. Standby charges, whether characterized as charges or assessments, shall be classified as assessments and shall not be imposed without compliance with Section 4 of this Article."

	The Proposition provides that beginning July 1, 1997, all fees or charges shall comply with the Proposition's requirements.

	The Proposition is silent with respect to future increases of existing fees or charges which are pledged to payment of indebtedness or obligations previously incurred by the local government. Presumably, the Proposition cannot preempt outstanding contractual obligations protected by the contract impairment clause of the federal constitution. However, with respect to any given situation or case, litigation may be the method which will settle any question concerning the authority of a local government to increase fees or charges outside of the strictures or the Proposition in order to meet contractual obligations.

	Proposition 218 also contains a new provision subjecting "matters of reducing or repealing any local tax, assessments and charges" to the initiative power. This means that no city or local agency revenue source is safe from reduction or repeal pursuant to the initiative process.

	Litigation concerning various elements of the Proposition may ultimately ensue and clarifying legislation may be enacted.

Future Initiatives

		Articles XIIIA, XIIIB, XIIIC and XIIID were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted which could affect revenues of the State or public agencies within the State.

State Appropriations Limit

	The State is subject to an annual appropriations limit imposed by
Article XIIIB of the State Constitution (the "Appropriations Limit"), and is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. Article XIIIB, originally adopted in 1979, was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed the reasonable cost of providing the regulation, product or service. The Appropriations Limit is based on the limit for the prior year, adjusted annually for certain changes, and is tested over consecutive two-year periods. Any excess of the aggregate proceeds of taxes received over such two-year period above the combined
Appropriation Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

	Exempted from the Appropriations Limit are debt service costs of certain bonds, court or federally mandated costs, and, pursuant to Proposition 111, qualified capital outlay projects and appropriations or revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. Some recent initiatives were structured to create new tax revenues dedicated to specific uses and
expressly exempted from the Article XIIIB limits.   The Appropriations
Limit may also be exceeded in cases of emergency arising from civil disturbance or natural disaster declared by the Governor and approved by two-thirds of the Legislature. If not so declared and approved, the Appropriations Limit for the next three years must be reduced by the amount of the excess.

	Article XIIIB, as amended by Proposition 98 on November 8, 1988, also establishes a minimum level of state funding for school and community college districts and requires that excess revenues up to a certain limit be transferred to schools and community college districts instead of returned to the taxpayers. Determination of the minimum level of funding is based on several tests set forth in Proposition 98. During fiscal year 1991-92, revenues were smaller than expected, thus reducing the payment owed to schools in 1991-92 under alternate "test" provisions. In response to the changing revenue situation, and to fully fund the Proposition 98 guarantee in the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted legislation to reduce 1991-92 appropriations. The amount budgeted to schools, but which exceeded the reduced appropriation, was treated as a non-Proposition 98 short-term loan in 1991-92. As part of the 1992-93 Budget, $1.083 billion of the amount budgeted to K-14 schools was designated to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. To ADA funding, the 1992-93 Budget included loans of $732 million to K-12 schools and $241 million to community colleges, to be repaid from future Proposition 98 entitlements. The 1993-94 Budget also provided new loans of $609 million to K-12 schools and $178 million to community colleges to maintain ADA funding. These loans have been combined with the 1992-93 fiscal year loans into one loan of $1.76 billion, to be repaid from future years' Proposition 98 entitlements, and conditioned upon maintaining current funding levels per pupil at K-12 schools.

	A Sacramento County Superior Court in California Teachers' Association, et al. v. Gould, et al., ruled that the 1992-93 loans to K-12 schools and community colleges violate Proposition 98. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The parties reached a conditional final settlement of the case in April, 1996. The settlement required adoption of legislation satisfactory to the parties to implement its terms, which has occurred, and final approval by the court, which was pending in early July, 1996.

	The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior year's emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as expenditures above the current Proposition 98 base circulation. The school's share of the repayment will count as appropriations that count toward satisfying the Proposition 98 guarantee, or from "below" the current base. Repayments are to be spread over the eight-year period beginning 1994-95 through 2002-03. Once the Director of Finance certifies that a settlement has occurred, approximately $377 million in appropriations from the 1995-96 fiscal year to schools will be disbursed.

	Because of the complexities of Article XIIIB, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Sponsor cannot predict the impact of this or related legislation on the Bonds in the California Money Market Portfolio.
Other Constitutional amendments affecting state and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the Article XIIIB spending limit would restrain the State's ability to fund such other programs by raising taxes.

State Indebtedness

	As of July 1, 1996, the State had over $18.20 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in the aggregate amount of approximately $4.31 billion remained unissued as of July 1, 1996. The State also builds and acquires capital facilities through the use of lease-purchase borrowing. As of July 1, 1996, the State had approximately $5.85 billion of outstanding lease-purchase debt.

	In addition to the general obligation bonds, State agencies and authorities had approximately $20.77 billion aggregate principal amount of revenue bonds and notes outstanding as of June 30, 1996. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, education facilities (including the California State University and University of California systems), housing, health and pollution control facilities.

Litigation

	The State is a party to numerous legal proceedings. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Examples of such cases include challenges to certain vehicle license fees and challenges to the State's use of Public Employee Retirement System funds to offset future State and local pension contributions. Other cases which could significantly impact revenue or expenditures involve challenges of payments of wages under the Fair Labor Standards Act, the method of determining gross insurance premiums involving health insurance, property tax challenges, challenges of transfer of monies from State Treasury Special Fund accounts to the State's General Fund pursuant to 1991, 1992, 1993 and 1994 Budget Acts. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service on its obligations.

Ratings

	During 1996, the ratings of California's general obligation bonds was upgraded by the following ratings agencies. Recently Standard & Poor's Ratings Group upgraded its rating of such debt to A+; the same rating has been assigned to such debt by Fitch Investors Service.
Moody's Investors Service has assigned such debt an A1 rating. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue of any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

	The Manager believes the information summarized above describes some of the more significant aspects relating to the California Money Market Portfolio. The sources of such information are Preliminary Official Statements and Official Statements relating to the State's general obligation bonds and the State's revenue anticipation notes, or obligations of other issuers located in the State of California, or other publicly available documents. Although the Manager has not independently verified this information, it has no reason to believe that such information is not correct in all material aspects.



APPENDIX C

See Special Note prior to Appendix B.

ADDITIONAL DISCUSSION OF SPECIAL FACTORS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS

Economic Trends

	Over the long term, the State of New York (the "State") and the City of New York (the "City") face serious economic problems. The
City accounts for approximately 41% of the State's population and personal income, and the City's financial health effects the State in
numerous ways.   The State historically has been one of the wealthiest
states in the nation. For decades, however, the State has grown more slowly than the nation as a whole, gradually eroding its relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and West have had in attracting people and business. The City has also had to face greater competition as other major cities have developed financial and business capabilities which make them less dependent on the specialized services traditionally available almost exclusively in the City.

	The State has for many years had a very high state and local tax burden relative to other states. The State and its localities have used these taxes to develop and maintain their transportation networks, public schools and colleges, public health systems and other social
services and recreational facilities.   Despite these benefits, the
burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decision of some businesses and individuals to relocate outside, or not locate within, the State.

	Notwithstanding the numerous initiatives that the State and its localities may take to encourage economic growth and achieve balanced budgets, reductions in federal spending could materially and adversely affect the financial condition and budget projections of the State and its localities.

The State and its Authorities

		The State's budget for the State's 1997-1998 fiscal year, commencing on April 1, 1997, was adopted by the Legislature on August 4, 1997. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements for its 1997-1998 fiscal year considered to be necessary for State operations and other purposes. The State Financial Plan for the 1997-1998 fiscal year was formulated on August 11, 1997 and is based on the State's budget as enacted by the Legislature, as well as actual results for the first quarter of the current fiscal year. The 1997-1998 State Financial Plan is expected to be updated in October and January. The 1997-1998 State Financial Plan is projected to be balanced on a cash basis. Total General Fund receipts and transfers from other funds are projected to be $35.09 billion, while total General Fund disbursements and transfers to other funds are projected to be $34.60 billion. The adopted 1997-1998 budget projects a year-over-year increase in General Fund disbursements of 5.2 percent. As compared to the Governor's proposed budget amended in February 1997, the State's adopted budget for 1997-1998 increases General Fund spending by $1.7 billion, primarily due to increases for local assistance ($1.3 billion). Resources used to fund these additional expenditures include increased revenues projected for the 1997-1998 fiscal year, increased resources produced in the 1996-1997 fiscal year that will be utilized in 1997-1998, reestimates of social service, fringe benefit and other spending, and certain non-recurring resources.

		The 1997-1998 adopted budget includes multi-year tax reductions, including a State funded property and local income tax reduction program, estate tax relief, utility gross receipts tax reductions, permanent reductions in the State sales tax on clothing, and elimination of assessments on medical providers. The various elements of the State and local tax and assessment reductions have little or no impact on the 1997-1998 Financial Plan, and do not begin to materially affect the out-year projections until the State's 1999-2000 fiscal year.

		The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State. In addition, the State Financial Plan is based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Actual results could differ materially and adversely from projections and those projections may be changed materially and adversely from time to time.

	The State closed projected budget gaps of $5.0 billion, $3.9 billion and $2.3 for its 1995-96, 1996-97 and 1997-1998 fiscal years, respectively. The 1998-1999 budget gap was projected at $1.68 billion (before the application of any assumed efficiencies) in the out-year projections submitted to the Legislature in February 1997. As a result of changes made in the adopted budget, the 1998-1999 gap is now expected by the State to be about the same or smaller than the amount previously projected, after application of the $530 million reserve for future
needs.   The Governor has indicated that he will propose to close any potential imbalance primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. The revised expectations for the 1998-1999 fiscal year reflect the loss of $1.4 billion in surplus resources from 1996-1997 operations that are being utilized to finance current year spending, an incremental effect of approximately $300 million in legislated State and local tax reductions in the out-year and other factors.

		In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the Federal government and other factors have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurrent revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

		Other actions taken in the 1997-1998 adopted budget add further pressure to future State budget balance. For example, the fiscal effects of tax reductions adopted in the 1997-1998 budget are projected to grow more substantially beyond the 1998-1999 fiscal year. The full annual cost of the enacted tax reduction package is estimated by the State at approximately $4.8 billion when fully effective in State fiscal year
2001-2002. In addition, the 1997-1998 budget included multi-year commitments for school aid pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-2002. These spending commitments are subject to annual appropriation.

		On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economic conditions and current law for taxes and spending, showed a gap in the 2000-2001 State fiscal year of $5.6 billion and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The
State Comptroller has also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-
2002 State fiscal year could grow to nearly $12 billion.

		In recent years, the State has failed to adopt a budget prior to the beginning of its fiscal year. A prolonged delay in the adoption of the State's budget beyond the statutory April 1 deadline without interim appropriations could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.

		On August 28, 1997, Standard & Poor's revised its ratings on the State's general obligation bonds from A- to A and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness.

New York City

	The City, with a population of approximately 7.3 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is the nation's leading tourist destination. The City's manufacturing activity is conducted primarily in apparel and printing.

	The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989.
As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvements in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in calendar year 1995, and thereafter improved during calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate growth will continue through calendar year 2001, with moderating job growth and wage increases.

	For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City was required to close substantial budget gaps in recent years in order to maintain balanced operating results. There can be no assurances that the City will continue to maintain a balanced budget as required by State law without additional tax or other revenue increases or reductions in City services, which could adversely affect the City's economic base.

	Pursuant to the New York State Financial Emergency Act of the City of New York, the City prepares an annual four-year financial plan, which is reviewed and revised on a quarterly basis and which includes the City's capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's current four-year financial plan projects a surplus in the 1998 fiscal year (before discretionary transfers) and substantial budget gaps for each of the 1999, 2000 and 2001 fiscal years. This pattern of current year surplus and projected subsequent year budget gaps has been consistent through virtually the entire period since 1982, during which the City has achieved balanced operating results for each fiscal year.
The City is required to submit its financial plans to review bodies including the New York State Financial Control Board (the "Control Board").

	The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State's 1995-96 Financial Plan projects a balanced General Fund. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the federal budget negotiation process could result in a reduction in or a delay in the receipt of federal grants which could have additional adverse effects on the City's cash flow or revenues.

	The Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1998 through 2001 fiscal years (the "1998-2001 Financial Plan" or
"Financial Plan"). The City's projections set forth in the Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the results of a pending actuarial audit of the City's pension system which is expected to significantly increase the City's annual pension costs, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, which may require in certain cases the cooperation of the City's municipal unions, the ability of the New York City Health and Hospitals Corporation ("HHC") and the Board of Education ("BOE") to take actions to offset potential budget shortfalls the ability to complete revenue-generating transactions and provisions of State and federal aid and mandate relief and the impact on City revenues of proposals for federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

	Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.9 billion of general obligation bonds and $7.1 billion of bonds to be issued by the proposed New York City Infrastructure Finance Authority ("Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York Municipal Water Finance Authority ("Water Authority") bonds and Finance
Authority bonds will be subject to prevailing market conditions. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.

	The City's operating results for the 1996 fiscal year were balanced in accordance with GAAP, after taking into account a discretionary transfer of $224 million, the 16th consecutive year of GAAP balanced results.

		The most recent quarterly modification to the City's financial plan for the 1997 fiscal year, which was submitted to the Control Board on June 10, 1997 (the ''1997 Modification''), projects a balanced budget in accordance with GAAP for the 1997 fiscal year, after taking into account an increase in projected tax revenues of $1.2 billion during the 1997 fiscal year and a discretionary prepayment in the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years.

		On June 10, 1997, the City submitted to the Control Board the financial Plan for the 1998 through 2001 fiscal years, which relates to the City, BOE and the City University of New York (''CUNY'') and reflects the City's expense and capital budgets for the 1998 fiscal year, which were adopted on June 6, 1997. The Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The Financial Plan includes increased tax revenue projections; reduced debt service costs; the assumed restoration of Federal funding for programs, assisting certain legal aliens; additional expenditures for textbooks, computers, improved education programs and welfare reform, law enforcement, immigrant naturalization, initiatives proposed by the City Council and other initiatives; and a proposed discretionary transfer to the 1998 fiscal year of $300 million of debt service due in the 1999 fiscal year for budget stabilization purposes.
In addition, the Financial Plan reflects the discretionary transfer to the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years, and includes actions to eliminate a previously projected budget gap for the 1998 fiscal year. These gap closing actions include (i) additional agency actions totaling $621 million; (ii) the proposed sale of various assets; (iii) additional State aid of $294 million, including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999; and (iv) entitlement savings of $128 million which would result from certain of the reductions in Medicaid spending proposed in the Governor's 1997-1998 Executive Budget and the State making available to the City $77 million of additional Federal block grant aid, as proposed in the Governor's 1997-1998 Executive Budget. The Financial Plan also sets forth projections for the 1999 through 2001 fiscal years and projects gaps of $1.8 billion, $2.8 billion and $2.6 billion for the 1999 through 2001 fiscal years, respectively.

		The Financial Plan assumes approval by the State Legislature and the Governor of (i) a tax reduction program proposed by the City totaling $272 million, $435 million, $465 million and $481 million in the 1998 through 2001 fiscal years, respectively, which includes a proposed elimination of the 4% City sales tax on clothing items under $500 as of December 1, 1997, and (ii) a proposed State tax relief program, which would reduce the City property tax and personal income tax, and which the Financial Plan assumes will be offset by proposed increased State aid totaling $47 million, $254 million, $472 million and $722 million in the 1998 through 2001 fiscal years, respectively.

	The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999 and the extention of which is projected to provide revenue of $166 million and $494 million in the 2000 and 2001 fiscal years, respectively, and of the extension of the 12.5% personal income tax surcharge, which scheduled to expire on December 31, 1998 and the extention of which is projected to provide revenue of $188 million, $527 million and $554 million in the 1999 through 2001 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totalling $385 million, $175 million and $170 million in the 1999 through 2001 fiscal years, respectively, which may depend on the successful completion of negotiations with the Port Authority or enforcement of the City's rights under the existing leases through pending legal actions; and (iii) State approval of the cost containment initiatives and State aid proposed by the City; as gap-closing actions for the 1998 fiscal year, and $115 million in additional State aid which is assumed in the Financial Plan but not provided for in the Governor's 1997-98 Executive Budget. The Financial Plan reflects the increased costs which the City expects to incur as a result of welfare legislation recently enacted by Congress. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.

		The City annually prepares a modification to its financial plan in October or November which amends the financial plan to accommodate any revisions to forecast revenues and expenditures and to specify any additional gap-closing initiatives to the extent required to offset decreases in projected revenues or increases in projected expenditures.
The Mayor is expected to publish the first quarter modification (the ''Modification'') for the 1998 fiscal year in November. Since the preparation of the Financial Plan, the State has adopted its budget for the 1997-1998 fiscal year. The State budget enacted a smaller sales tax reduction than the tax reduction program assumed by the City in the Financial Plan, which will increase projected City sales tax revenues;
provided for State aid to the City which was less than assumed in the Financial Plan; and enacted a State funded tax relief program which begins a year later than reflected in the Financial Plan. In addition, the net effect of tax law changes made in the Federal Balanced Budget
Act of 1997 are expected to increase tax revenues in the 1998 fiscal year. These changes will be reflected in the Modification.

	The projections for the 1998 through 2001 fiscal years reflect the costs of the settlements with the United Federation of Teachers
("UFT") and a coalition of unions headed by District Council 37 of the American Federation of State, County and Municipal Employees ("District Council 37"), which together represent approximately two-thirds of the City's work force, and assume that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements. The settlement provides for a wage freeze in the first two years, followed by a cumulative effective wage increase of 11% by the end of the five-year period covered by the proposed agreements, ending in fiscal years 2000 and 2001. Additional benefit increases would raise the total cumulative effective increase to 13% above present costs. Costs associated with similar settlements of all City-funded employees would total $49 million, $459 million and $1.2 billion in the 1997, 1998 and 1999 fiscal years, respectively, and exceed $2 billion in each fiscal year after the 1999 fiscal year. Subsequently, the City reached settlements, through agreements or statutory impasse procedures, with bargaining units which, together with the UFT and District Council 37, represent approximately 86% of the City's workforce.

		In 1975, Standard & Poor's suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from Standard & Poor's.
On July 2, 1985, Standard & Poor's revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On July 10, 1995,
Standard & Poor's revised its rating of City bonds downward to BBB+.

		Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On July
17, 1997, Moody's changed its outlook on City bonds to positive from stable. Since July 15, 1993, Fitch has rated City bonds A-. Since July
8, 1997, IBCA Limited has rated City bonds A.


Litigation

	A number of court actions have been brought involving State finances. The court actions in which the State is a defendant generally involve state programs and miscellaneous tort, real property and contractual claims. While the ultimate outcome and fiscal impact, if any, on the State of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the State's ability to maintain a balanced 1997-98 State Financial Plan.

	The claims involving the City other than routine litigation incidental to the performance of governmental and other functions and certain other litigation, arise out of alleged constitutional violations, tort, breaches of contract and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the City of those proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the 1998-2001 Financial Plan. The City has estimated that its potential future liability on account of outstanding claims against it as of June 30, 1996 amounted to approximately $2.8 billion.



APPENDIX D

ADDITIONAL DISCUSSION OF SPECIAL FACTORS RELATING TO FLORIDA MUNICIPAL
OBLIGATIONS

See Special Note prior to Appendix B.

General

	In 1980, Florida was the seventh most populous state in the U.S. The State has grown dramatically since then and as of April 1, 1995, ranks fourth with an estimated population of 14.1 million. Florida's attraction, as both a growth and retirement state, has kept net migration at an average of 224,240 new residents a year from 1987 through 1995. The U.S. average population increase since 1984 is about 1% annually, while Florida's average annual rate of increase is about 2.2%. Florida continues to be the fastest growing of the 11 largest states. This strong population growth is one reason the State's economy is performing better than the nation as a whole. In addition to attracting senior citizens to Florida as a place for retirement, the State is also recognized as attracting a significant number of working age individuals. Since 1987, the prime working age population (18-44) has grown at an average annual rate of 2.1%. The share of Florida's total working age population (18-59) to total State population is approximately 54%. This share is not expected to change appreciably into the 21st century.

	The State's personal income has been growing strongly the last several years and has generally outperformed both the U.S. as a whole and the Southeast in particular, according to the U.S. Department of Commerce and the Florida Consensus Economic Estimating Conference. This is because Florida's population has been growing at a very strong pace and, since the early 70's, the State's economy has diversified so as to provide a broader economic base. As a result, Florida's real per capita personal income has tracked closely with the national average and has tracked above the Southeast. From 1985 through 1995, the State's real per capita income rose an average 5.0% a year, while the national real per capita income increased at an average 4.9%.

	Because Florida has a proportionately greater retirement age population, property income (dividends, interest and rent) and transfer payments (Social Security and pension benefits among other sources of income) are relatively more important sources of income. For example, Florida's total wages and salaries and other labor income in 1995 was 60.6% of total personal income, while a similar figure for the nation for 1990 was 70.8%. Transfer payments are typically less sensitive to the business cycle than employment income and, therefore, act as stabilizing forces in weak economic periods.

	The State's per capita personal income in 1996 of $24,104 was slightly above the national average of $24,231 and significantly ahead of that for the Southeast United States, which was $21,880. Real personal income in the State is estimated to increase 5.2% in 1997-98 and 3.7% in 1998-99. Real personal income per capita in the State is projected to grow at 3.2% in 1997-98 and 1.8% in 1998-99. The Florida economy appears to be performing in line with the U.S. economy and is expected to experience steady if unspectacular growth over the next couple of years.

	Since 1987, the State's population has increased an estimated 20%. In that same period, Florida's total non-farm employment has grown by over 27%. Since 1987, the job creation rate in the state is more than twice that of the nation as whole. Contributing to this is the State's rapid rate of growth in employment and income is international trade. Changes to its economy has also contributed to the State's strong performance. The State is now less dependent on employment from construction, construction-related manufacturing and resource-based manufacturing, which have declined as a proportion of total State employment. The State's service sector employment is nearly 87% of total non-farm employment. While the Southeast and the nation have a greater proportion of manufacturing jobs, which tend to pay higher wages, service jobs tend to be less sensitive to swings in the business cycle. The State has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These type of manufacturing jobs tend to be less cyclical. The State's unemployment rate throughout the 1980's tracked below the nation's. In the 1990's, this trend reversed, until 1995 and 1996, when the unemployment rate again tracked below the national average. The average rate in Florida since 1987 has been 6.2%. The national average is also 6.2%. According to the U.S. Department of Commerce, the Florida Department of Labor and Employment Security, and the Florida Consensus Economic Estimating Conference (together, the "Organization") the State's unemployment rate was 4.8% during 1997. As of October, 1997, the Organization estimates that the unemployment rate will be 4.7% for 1998 and 4.9% in 1999.

	The State's economy is expected to decelerate along with the nation, but is expected to outperform the nation as a whole. Total non-farm employment in Florida is expected to grow at an increase of 3.9% in 1997-98 and 2.6% in 1998-99. Trade and services, the two largest, account for more than half of the total non-farm employment. Employment in the service sectors should experience an increase of 4.8% in 1997-98, while growing 4.1% in 1998-99. Trade is expected to expand 3.7% in 1998 and 2.3% in 1999. The service sector is now the State's largest employment category.

Construction

The State's economy has in the past been highly dependent on the construction industry and construction-related manufacturing. This dependency has declined in recent years and continues to do so as a result of continued diversification of the State's economy. For example, in 1980, total contract construction employment as a share of total non-farm employment was just about 7.5%, and in 1985, the share had edged downward to 5%. This trend is expected to continue as the state's economy continues to diversify. Florida, nevertheless, has a dynamic construction industry, with single and multi-family housing starts accounting for 8.1% of total U.S. housing starts in 1996 while the State's population is 5.5% of the U.S. total population. Florida's housing starts in 1996 were 118,400.

	A driving force behind the State's construction industry has been the State's rapid rate of population growth. Although the State currently is the fourth most populous state, its annual population growth is now projected to slow somewhat as the number of people moving into the State is expected to grow close to 230,000 a year throughout the 1990's. This population trend should provide fuel for business and home builders to keep construction activity lively in Florida for some time to come. However, other factors do influence the level of construction in the State.

	Single and multi-family housing starts in 1996-97 were projected to reach a combined level of 129,500, increasing to 131,300 in 1997-1998. Total construction expenditures were forecasted to increase 13.2% last year and increase 6.5% this year.

Tourism

	Tourism is one of State's most important industries. Approximately 42.9 million tourists visited the State in 1996, as reported by the Florida Department of Commerce. In terms of business activities and state tax revenues, tourists in Florida in 1996 represented an estimated 4.6 million additional residents. Visitors to the State tend to arrive slightly more by air than by car. The State's tourist industry over the years has become more sophisticated, attracting visitors year-round and, to a degree, reducing its seasonality. Tourist arrivals were expected to increase 2.1% last fiscal year and 4.0% this fiscal year. Tourist arrivals to Florida by air were expected to increase by 1.6% last year and increase by 3.7 next year, while arrivals by car are expected fall by 2.7% last year and increase 4.2% this fiscal year. By the end of the State's current fiscal year, 43.8 million domestic and international tourists were expected to have visited the State. In 1997-99, tourist arrivals should approximate 45.6 million.

Revenues and Expenses

	Estimated fiscal year 1997-98 General Revenue plus Working Capital and Budget Stabilization funds available to the State total $18,150.9 million, an 8.5% increase over 1996-97. Of the total General Revenue plus Working Capital and Budget Stabilization funds available to the State, $16,598.5 million of that is Estimated Revenues, which represents an increase of 5.7% over the previous year's Estimated Revenues. With effective General Revenues plus Working Capital Fund and Budget Stabilization appropriations at $17,114 million, unencumbered reserves at the end of 1996-97 are estimated at $1,036.9 million. Estimated, fiscal year 1998-99 General Revenue plus Working Capital and Budget Stabilization funds available total $18,644 million, a 7.7% increase over 1998-98. The $17,405.5 million in Estimated Revenues (including recent Measures Affecting Revenues) represents an increase of 4.9% over the previous year's Estimated Revenues.

	In fiscal year 1996-97, approximately 67% of the State's total direct revenue to its three operating funds were derived from State taxes and fees, with federal grants and other special revenue accounting for the balance. State sales and use tax, corporate income tax, intangible personal property tax, beverage tax and estate tax amounted to 68%, 8%, 4%, 3% and 4%, respectively, of total General Revenue Funds available during fiscal 1996-97. In that same year, expenditures for education, health and welfare and public safety amounted to approximately 53%, 26% and 14%, respectively, of total expenditures from the General Revenue Fund.

	The State's sales and use tax (6%) currently accounts for the State's single largest source of tax receipts. Slightly less than 10% of the State's sales and use tax is designated for local governments and is distributed to the respective counties in which collected for use by the counties, and the municipalities therein. In addition to this distribution, local governments may (by referendum) assess a 0.5% or a 1.0% discretionary sales surtax within their county. Proceeds from this local option sales tax are earmarked for funding local infrastructure programs and acquiring land for public recreation or conservation or protection of natural resources as provided under applicable Florida law. Certain charter counties have other taxing powers, in addition, and non-consolidated counties with a population in excess of 800,000 may
levy a local option sales tax to fund indigent health care.   It alone
cannot exceed 0.5% and when combined with the infrastructure surtax cannot exceed 1.0%. For the fiscal year ended June 30, 1997, sales and use tax receipts (exclusive of the tax on gasoline and special fuels) totaled $12,089 million, an increase of 5.5% over fiscal year 1995-1996.

	The second largest source of State tax receipts is the tax on motor fuels. However, these revenues are almost entirely dedicated trust funds for specific purposes and are not included in the State's General Revenue Fund.

	The State imposes an alcoholic beverage wholesale tax (excise tax) on beer, wine and liquor. This tax is one of the State's major tax sources, with revenues totaling $447.2 million in fiscal year ending
June 30, 1997. Alcoholic beverage tax receipts increased 1.0% from the previous year's total. Ninety-eight percent of the revenues collected from this tax are deposited into the State's General Revenue Fund.

	The State imposes a corporate income tax. All receipts of the corporate income tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1996, receipts from this source were $1,3623 million, an increase of 17.2% from fiscal year 1995-96.

	The State imposes a documentary stamp tax on deeds and other documents relating to realty, corporate shares, bonds, certificates of indebtedness, promissory notes, wage assignments, and retail charge accounts. The documentary stamp tax collections totaled $844.2 million during fiscal year 1996-97, an 8.9% increase from the previous fiscal year. For fiscal year 1996-97, 62.63% of these taxes were deposited to the General Revenue Fund.

	The State imposes a gross receipts tax on electric, natural gas and telecommunications services. All gross receipts utilities tax collections are credited to the State's Public Education Capital Outlay and Debt Service Trust Fund. In fiscal year 1996-97, this amounted to $575.7 million, an increase of 6.0% over the previous year.

	The State imposes an intangible personal property tax on stocks, bonds, including bonds secured by liens in Florida real property, notes, governmental leaseholds and certain other intangibles not secured by liens on Florida real property. The annual rate of tax is 2 mils ($2,000 of tax per $1,000,000 of value). Second, the State imposes a non-recurring 2 mil tax on mortgages and other obligations secured by liens on Florida real property. In fiscal year 1996-97, total intangible personal property tax collections were $952.4 million, a 6.3% increase over the prior year. Of the tax proceeds, 66.5% are distributed to the General Revenue Fund.

		The State imposes an estate tax on the estate of a decedent for the privilege of transferring property at death. All receipts of the estate tax are credited to the General Revenue Fund. For the fiscal year ended June 30, 1997, receipts from this source were $546.9 million, an increase of 30% from fiscal year 1995-96.

	The State began its own lottery in 1988. State law requires that lottery revenues be distributed 50% to the public in prizes, 38% for use in enhancing education, and the balance, 12%, for the costs of administering the lottery. Fiscal year 1996-97 lottery ticket sales totaled $2.09 billion, providing education with approximately $792.3 million.

Debt-Balanced Budget Requirement

	At the end of fiscal 1997, approximately $7.89 billion in principal amount of debt secured by the full faith and credit of the State was outstanding. In addition, since July 1, 1997, the State issued about $799.9 million in principal amount of full faith and credit bonds.

	The State Constitution and statutes mandate that the State budget, as a whole, and each separate fund within the State budget, be kept in balance from currently available revenues each fiscal year. If the Governor or Comptroller believes a deficit will occur in any State fund, by statute, he must certify his opinion to the Administrative
Commission, which then is authorized to reduce all State agency budgets and releases by a sufficient amount to prevent a deficit in any fund. Additionally, the State Constitution prohibits issuance of State obligations to fund State operations.


Litigation

	Currently under litigation are several issues relating to State actions or State taxes that put at risk substantial amounts of General Revenue Fund monies. Accordingly, there is no assurance that any of such matters, individually or in the aggregate, will not have a material adverse affect on the State's financial position.

	The State was assigned a bond rating of Aa, AA and AA from Moody's, S&P and Fitch, respectively, on the majority of its general obligation bonds, although the rating of a particular series of revenue bonds relates primarily to the project, facility, or other revenue source from which such series derives funds for repayment. While these ratings and some of the information presented above indicate that the State has been in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular Florida municipal obligations will not be adversely affected by any such changes.



APPENDIX E

See special note prior to Appendix B.

ADDITIONAL DISCUSSION OF SPECIAL FACTORS RELATING TO GEORGIA MUNICIPAL
OBLIGATIONS

Appropriations and Debt Limitations

	Article III, Section IX, Paragraph IV(b) of the Constitution of the State of Georgia (the "Constitution") provides:

The General Assembly shall not appropriate funds for any given fiscal year which, in aggregate, exceed a sum equal to the amount of unappropriated surplus expected to have accrued in the state treasury at the beginning of the fiscal year together with an amount not greater than the total treasury receipts from existing revenue sources anticipated to be collected in the fiscal year, less refunds, as estimated in the budget report and amendments thereto. Supplement appropriations, if any, shall be made in the manner provided in Paragraph V of this section of the Constitution; but in no event shall a supplementary appropriations Act continue in force and effect beyond the expiration of the general appropriations Act in effect when such supplementary appropriations Act was adopted and approved.

Article VII, Section W, Paragraph f(c), (d), (e) and (f) of the Constitution provides that the State may incur public debt of two types for public purposes: (1) general obligation debt and (2) guaranteed revenue debt. General obligation debt may be incurred to acquire, construct, develop, extend, enlarge or improve land, waters, property, highways, buildings, structures, equipment or facilities of the State, its agencies, departments, institutions and certain State Authorities, to provide educational facilities for county and independent school systems, to provide public library facilities for county and independent school systems, counties, municipalities, and boards of trustees of public libraries or boards of trustees of public library systems, to make loans to counties, municipal corporations, political subdivisions, local authorities and other local government entities for water or sewerage facilities or systems, and to make loans to local government entities for regional or multi-jurisdictional solid waste recycling or solid waste facilities or systems. Guaranteed revenue debt may be incurred by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State as set forth in said subparagraph (f) of Paragraph 1, Section IV, Article VII of the Constitution. Article VII, Section IV, Paragraph II(b)-(e) of the Constitution further provides that:

"(b) 	No debt may be incurred under subparagraphs (c), (d), and
(e) of Paragraph I of this section or Paragraph V of this section at any time when the highest aggregate annual debt service requirements for the then current year or any subsequent year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the state under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph l(a) of the Constitution of 1976 are applicable, exceed 10 percent of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred.

(c)	No debt may be incurred under subparagraphs (c) and (d) of
Paragraph I of this section at any time when the term of the debt is in excess of 25 years.

(d)	No guaranteed revenue debt may be incurred to finance water
or sewage treatment facilities or systems when the highest aggregate annual debt service requirements for the then current year or any subsequent fiscal year of the state for outstanding or proposed guaranteed revenue debt for water facilities or systems or sewage facilities or systems exceed 1 percent of the total revenue receipts less refunds, of the state treasury in the fiscal year immediately preceding the year in which any debt is to be incurred.

(e)	The aggregate amount of guaranteed revenue debt incurred to
make loans for educational purposes that may be outstanding at any time shall not exceed $18 million, and the aggregate amount of guaranteed revenue debt incurred to purchase, or to lend or deposit against the security of, loans for educational purposes that may be outstanding at any time shall not exceed $72 million."

In addition, Article VII, Section IV, Paragraph IV of the
Constitution provides:

"The state, and all state institutions, departments and agencies of the state are prohibited from entering into any contract except contracts pertaining to guaranteed revenue debt with any public agency, public corporation, authority, or similar entity if such contract is intended to constitute security for bonds or other obligations issued by any such public agency, public corporation, or authority and, in the event any contract between the state, or any state institution, department or agency of the state and any public agency, public corporation, authority or similar entity, or any revenues from any such contract, is pledged or assigned as security for the repayment of bonds or other obligations, then and in either such event, the appropriation or expenditure of any funds of the state for the payment of obligations under any such contract shall likewise be prohibited."

	Article VII, Section IV, Paragraph l(b) of the Constitution provides that the State may incur: "Public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt shall not exceed, in the aggregate, 5 percent of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred shall be repaid on or before the last day of the fiscal year in which it is incurred out of taxes levied for that fiscal year. No such debt may be incurred in any fiscal year under the provisions of this subparagraph (b) if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the state treasury." No such debt has been incurred under this provision since its inception.

	Virtually all debt obligations represented by bonds issued by the State of Georgia, counties, or municipalities or other public authorities require validation by a judicial proceeding prior to the issuance of such obligation. The judicial validation makes these obligations incontestable and conclusive, as provided under the Georgia Constitution.

The state's overall debt was recently estimated at $677 per capita and 3.25% of personal income (personal income per capita in 1995 was $21,741). Debt service carrying charges were estimated at 5%-6% of estimated 1997 treasury receipts. Principal amortization is accelerated on all long term debt.

Revenue

	The State of Georgia operates on a fiscal year beginning on July 1 and ending on June 30. Each year the State Economist, the Governor, and the State Revenue Commissioner jointly prepare a revenue forecast upon which is based the state budget which is considered, amended, and approved by the Georgia General Assembly. Since 1975, the Governor and the General Assembly have attempted to maintain a $100 million reserve fund, which in 1992 was eroded because of a revenue shortfall.
Estimated revenues for fiscal year 1997 equal $11.3 billion of which the majority are derived from income taxes (44.6%); sales taxes (34.8%);
motor fuel taxes (4.9%); lottery proceeds (4.8%); fees and sales (3.3%); indigent care (1.3%); and all other taxes (6.2%).

Expenditures during fiscal year 1997 are estimated to equal $11.3 billion which is allocated in the following manner: education (54.2%); human resources (24.0%); public safety (8.5%); transportation (4.8%); debt service (3.6%); general government (1.6%); natural resources (1.2%); legislative/judicial (1.2%); and economic development (0.9%).

At the end of fiscal year 1996, the rainy day fund (which serves as a savings account for the state should revenue collections decline unexpectedly or uncontrollably) had $313 mm (up to 3% of net revenue collections) available.

Georgia's lottery laws require the establishment of two reserves that are funded as a percentage of lottery collections to avoid disruption in the program should collections fall short of annual appropriations. The two lottery reserves as of June 30, 1996 totalled as follows: shortfall reserve subaccount $50,306,302 and scholarship shortfall reserve subaccount $77,718,586 for a total lottery reserve equal to $128,024,888. Net lottery proceeds grew to $558 million in fiscal 1996, were estimated at $546 million for fiscal 1997 and budgeted at $510 million in fiscal 1998. Initially, expectations for net lottery proceeds in fiscal 1994 were $139 million. As a result of the stronger than expected performance of the lottery, the state has set aside reserves of 10% of lottery proceeds as a revenue reserve and an additional amount as a scholarship shortfall reserve.

Estimated revenues for fiscal year 1998 equal $11.7 billion of which the majority are derived from income taxes (45.4%); sales taxes (34.8%); motor fuel taxes (4.8%); lottery proceeds (4.3%); fees and sales (3.3%); indigent care (1.3%); and all other taxes (6.1%).

Expenditures during fiscal year 1998 are estimated to equal $11.7 billion which is allocated in the following manner: education (55.8%); human resources (23.2%); public safety (8.4%); transportation (4.6%); debt service (3.3%); general government (1.5%); natural resources (1.1%); legislative/judicial (1.3%); and economic development (0.8%).

Environment

Governor Miller established the Preservation 2000 program in 1991 in an effort to acquire and protect 100,000 acres of natural and environmentally sensitive land. Total funding for Preservation 2000 totaled $69.7 million of which $65 million was general obligation bonds. Governor Miller announced during 1995 his intention to establish the River Care 2000 Program, the guiding principle of this program is to preserve Georgia's 70,000 miles of rivers and streams. A committee has been selected that is currently approving procedures for selecting riverfront lands to acquire. Recommended state appropriations for fiscal year 1998 equals $93 million and $10 million in bonds will be issued for the River Care 2000 Program, brining the total amount available to River Care equal to $24.5 million since Governor Miller initiated the program.


Transportation

The recommended state appropriation for the Department of Transportation during fiscal year 1998 equals $542 million. During fiscal year 1998, $100 million in general obligation bonds will be issued to continue work on the Governor's Road Improvement Program.
With the bond funds, the department will have received over $710 million for the 2,697 mile developmental highway system during the Governor's administration. Over 42% of the system has been completed or is under construction or right-of-way acquisition as of September 1996.

The motor fuel tax revenue estimate for fiscal year 1998 is $570 million. Of this amount $35 million is appropriated directly to the general obligation debt sinking fund to meet fiscal year 1998 debt service requirements on bonds previously issued on behalf of the Department of Transportation. Five percent ($28.5 million) of the motor fuel funds provides funding that enables local governments to enhance their road systems and will assist in the construction of approximately 1,900 miles of road.

Human Resources

The recommended state appropriations for fiscal year 1998 for the Department of Human Resources equals $1.2 billion, a decrease of $41 million over the fiscal year 1997 budget. The Governor is proposing a revised welfare budget to recognize the implementation of Georgia's new Technical Assistance for Needy Families (TANF) program effective January 1, 1997. A total of $533.3 million in combined state and federal block grant funds is recommended to provide assistance to needy families with children on a temporary basis and provide parents with job preparation, work opportunities, and other support services to enable them to become self-sufficient and leave the program as soon as possible.

Education

The recommended state appropriations for education for fiscal year
1998 equals $4.5 billion, an increase of $156 million over the fiscal year 1997 budget. Of the $4.5 billion in state appropriations, $176 million will be used to provide a six percent pay increase for certificated personnel, continuing the Governors commitment to raise Georgia teachers' salaries. Approximately $60 million will be used to reduce the class size of the high school program from 23 to 20. Lottery funds in the amount of $26 million will be used to provide half-time technology specialists on site to provide K-12 teachers necessary training in the use and application of computers and advanced electronic technology. General obligation bonds in the amount of $98 million will be issued for 33 school systems to fund new school construction and/or renovations.

The recommended state appropriations for Regents, University
System of Georgia, for fiscal year 1998 equals $1.4 billion, an increase of $12 million over the fiscal year 1997 budget. Of this amount, $69 million will be used to provide a six percent pay increase for all employees of the Board of Regents in keeping with the Governor's commitment to raise faculty salaries. The Miller Administration has funded over $833 million in new construction for the University system and during fiscal year 1998 an additional $75 million in bonds will be issued for eight new construction or repair projects for the University system.

Medicaid

The recommended state appropriations for fiscal year 1998 for the Department of Medical Assistance equal $1.3 billion, which is an increase of $7.7 million over the 1997 budget. In fiscal year 1996, roughly one in six Georgians, or 16% of the state's population, was covered by Medicaid. The Governor's recommendation reflects $37 million in savings in state funds from various cost saving and cost containment initiatives.

Legal Matters

	The State from time to time is named as a party in certain lawsuits, which may or may not have a material adverse impact on the financial position of the State if decided in a manner adverse to the State's interests. Certain of such lawsuits could have a significant impact on the State's financial position.

Ratings

	Moody's, S&P and Fitch gave Georgia's General Obligation Bonds, series 1997A, ratings of "Aaa", "AA+" and "AAA," respectively. Series 1997B and 1997C Bonds were rated AAA by Fitch.



APPENDIX F

See special note prior to Appendix B.

ADDITIONAL DISCUSSION OF SPECIAL FACTORS AFFECTING PENNSYLVANIA
MUNICIPAL OBLIGATIONS

General

	Pennsylvania had been historically identified as a heavy industry state. That reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the Northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and health services, education and financial institutions.

	Pennsylvania's agricultural industries remain an important component of the Commonwealth's economic structure, accounting for more than $2.6 billion in crop and lives stock products annually. Agribusiness and food-related industries support $9 billion in economic activity annually, Over 51,000 farms form the backbone of the State's agricultural economy. Farmland in Pennsylvania includes over four million acres of harvested cropland and four million acres of pasture and farm woodlands--nearly one-third of the Commonwealth's total land area. Agricultural diversity in the Commonwealth is demonstrated by the fact that Pennsylvania ranks among the top ten states in the production of a number of agricultural products.

	Pennsylvania's natural resources include major deposits of coal, petroleum, natural gas and cement. Extensive public and private forests provide a vast source of material for the lumber/wood products industry and the related furniture industry. Additionally, the Commonwealth derives a good water supply from underground sources, abundant rainfall, and a large number of rivers, streams and man-made and natural lakes.

	Human resources are plentiful in Pennsylvania. The work force is estimated at 5.9 million people, ranking as the sixth largest labor pool in the nation. The high level of education embodied in the Commonwealth's work force fosters a wide variety of employment capabilities. Pennsylvania's basic and higher education statistics compare favorably with other states in the nation.

	The Commonwealth is highly urbanized. Of the Commonwealth's 1990 census population, 79 percent residing the 15 Metropolitan Statistical Areas ("MSAs") of the Commonwealth. The largest MSAs in the Commonwealth are those which include the cities of Philadelphia and Pittsburgh, which together contain almost 44 percent of the State's total population. The population of Pennsylvania, 12.06 million people in 1996, according to the U.S. Bureau of the Census, represents a slight increase from the 1987 population of 11.81 million. A high proportion (15.9 percent) of Pennsylvania's population is comprised of persons 65 and over.

	Manufacturing employment constitutes a diminished share of total employment within the Commonwealth. Manufacturing, contributing 17.9 percent of 1995 non-agricultural employment and 17.5 percent as of December 1996, has fallen behind both the services sector and the trade sector as the largest single source of employment within the Commonwealth. In 1991, the services sector accounted for 28.6 percent of all non-agricultural employment while the trade sector accounted for
22.8 percent.

	In 1994 and 1995, Pennsylvania's annual average unemployment rate was below the Middle Atlantic region's average, but slightly higher than that of the nation. As of January, 1997 the seasonally adjusted unemployment rate for the Commonwealth was 4.7 percent, compared to 5.4 percent for the United States.

The commonwealth of Pennsylvania and certain of its municipal subdivisions, including the City of Philadelphia, have undergone the financial difficulties and pressures that accompany a decline in economic conditions. As the heavy industries historically associated with Pennsylvania - e.g., coal, steel and railroad - have declined with increasing competition for foreign producers, the services sector, including trade, medical and health services, education and financial institutions, has provided major new sources of growth. Agriculture and related industries continue to be an important part of Pennsylvania/s economy.

Budgetary Process

	All funds received by the Commonwealth are subject by statute to appropriation in specific amounts by the General Assembly or by executive authorizations by the Governor. The Governor's budget encompasses both annual appropriations and executive authorizations.

	The Constitution mandates that total operating budget appropriations made by the General Assembly may not exceed the sum of
(a) the actual and estimated revenues in a given year, and (b) the surplus of the preceding year. The Constitution further specifies that a surplus of operating funds at the end of the fiscal year shall be appropriated. That is, if funds remain from the end of a fiscal year they must be appropriated for the ensuing year. Also, if a deficit occurs at year-end, funds must be provided for such a deficit.

	Pursuant to the Administrative Code, the revenue estimates used in the budget are determined by the executive branch. In practice, the revenue estimates used to balance the operating budget consist of the appropriate fund's available surplus and its estimated cash receipts for the fiscal year as well as net accruals. Lapses estimated to occur during the year or at year-end are not included; lapses are not available for appropriation until they occur.

	Under Pennsylvania's budgetary process, a deficit can occur if revenues are less than those estimated in the budget and the shortfall is not offset by any unappropriated surplus or by lapses during or at the end of the year or by legislative action to increase revenues or reduce appropriation.

	Both the Commonwealth of Pennsylvania and the City of Philadelphia have historically experienced significant revenue shortfalls. On the other hand, rising demands on state programs, particularly for medical assistance and cash assistance programs, and the increased cost of special education programs and correction facilities and programs, have contributed to increased expenditures. In response, the Commonwealth and the City of Philadelphia have, in recent years, sought to balanced budgets with a combination of tax increases and expenditure restraints.

To deal with its budget deficits, Philadelphia has considered significant service cuts and a plan to privatize certain city-provided services. In addition, in 1991 the Commonwealth created the Pennsylvania Inter-Governmental cooperation Authority ("PICA"), with authority to issue notes and bonds on behalf of Philadelphia to cover budget shortfalls , to eliminate projected deficits and to fund capital spending. PICA has issued approximately $1.76 billion of Special Revenue Bonds on behalf of the city. However, its power to issue bonds for most purposes expired on December 31, 1994 and its power to issue bonds to finance cash flow deficits expired on December 31, 1996. PICA's authority to refund existing debt will not expire. PICA had approximately $1.1 billion in special revenue bonds outstanding as of June 30, 1997.

Bond Ratings

Although there can be no assurance that such conditions will continue, the Commonwealth's general obligation bonds have recently been rated AA - by Standard & Poors, A1 by Moody's and AA by Fitch, while Philadelphia's general obligation bonds have recently been rated BBB and Baa by Standard & Poor's and Moody's, respectively.



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